UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21339

Morgan Stanley Institutional Liquidity Funds

(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York	10036
(Address of principal executive offices)	(Zip code)

John H. Gernon

522 Fifth Avenue, New York, New York 10036

(Name and address of agent for service)

Registrant's telephone number, including area code: 212-296-0289

Date of fiscal year end: October 31,

Date of reporting period: October 31, 2021

Item 1 - Report to Shareholders

Morgan Stanley Institutional
Liquidity Funds

ESG Money Market Portfolio

Prime Portfolio

Government Portfolio

Government Securities Portfolio

Treasury Portfolio

Treasury Securities Portfolio

Tax-Exempt Portfolio

Annual Report

October 31, 2021

2021 Annual Report

October 31, 2021 (unaudited)

Table of Contents

Shareholders' Letter	2
Performance Summary	3
Expense Examples	4
Investment Overview & Portfolio of Investments:
ESG Money Market Portfolio	6
Prime Portfolio	13
Government Portfolio	21
Government Securities Portfolio	31
Treasury Portfolio	36
Treasury Securities Portfolio	42
Tax-Exempt Portfolio	47
Statements of Assets and Liabilities	51
Statements of Operations	55
Statements of Changes in Net Assets	57
Financial Highlights	64
Notes to Financial Statements	79
Report of Independent Registered Public Accounting Firm	86
Investment Advisory Agreement Approval	87
Federal Income Tax	90
U.S. Customer Privacy Notice	91
Trustee and Officer Information	94

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Liquidity Funds (the "Trust"). To receive a prospectus and/or Statement of Additional Information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (888) 378-1630. Please read the prospectus carefully before you invest or send money.

Additionally, you can access information about the Trust including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/liquidityshareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a fund will achieve its investment objective. The Trust is subject to market risk, which is the possibility that market values of securities owned by the Trust will decline and, therefore, the value of the Trust's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Trust. Please see the prospectus for more complete information on investment risks.

2021 Annual Report

October 31, 2021

Shareholders' Letter (unaudited)

Dear Shareholders:

We are pleased to present the Morgan Stanley Institutional Liquidity Funds (the "Trust") Annual Report for the period ended October 31, 2021. The Trust currently offers seven funds (ESG Money Market, Prime, Government, Government Securities, Treasury, Treasury Securities and Tax-Exempt), which together are designed to provide flexible cash management options. The Trust's funds provide investors with a means to help them meet specific cash investment needs, whether they need a rated fund, capital preservation, or tax-efficient returns.

Sincerely,

John H. Gernon
President and Principal Executive Officer

November 2021

2021 Annual Report

October 31, 2021

Performance Summary (unaudited)

The seven-day current and seven-day effective yields (effective yield assumes an annualization of the current yield with all dividends reinvested) as of October 31, 2021 were as follows:

	Subsidized Yields
	Institutional Class		Institutional Select Class		Investor Class		Administrative Class		Advisory Class		Participant Class		Cash Management Class		Select Class		CastleOak Shares Class*
	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield
Fund:
ESG Money Market	0.05%	0.05%	0.05%	0.05%	N/A	N/A	N/A	N/A	0.05%	0.05%	0.05%	0.05%	0.05%	0.05%	—	—	0.05%	0.05%
Prime	0.06%	0.06%	0.06%	0.06%	N/A	N/A	N/A	N/A	0.06%	0.06%	N/A	N/A	0.06%	0.06%	—	—	—	—
Government	0.03%	0.03%	0.03%	0.03%	0.03%	0.03%	0.03%	0.03%	0.03%	0.03%	0.03%	0.03%	0.03%	0.03%	0.03%	0.03%	0.03%	0.03%
Government Securities	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	—	—	—	—
Treasury	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	—	—
Treasury Securities	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	—	—
Tax-Exempt	0.01%	0.01%	0.01%	0.01%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0.01%	0.01%	—	—	—	—
	Non-Subsidized Yields
	Institutional Class		Institutional Select Class		Investor Class		Administrative Class		Advisory Class		Participant Class		Cash Management Class		Select Class		CastleOak Shares Class*
	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield
Fund:
ESG Money Market	–0.06%	–0.06%	–0.10%	–0.10%	N/A	N/A	N/A	N/A	–0.30%	–0.30%	–0.55%	–0.55%	–0.21%	–0.21%	—	—	–0.06%	–0.06%
Prime	–0.04%	–0.04%	–0.09%	–0.09%	N/A	N/A	N/A	N/A	–0.29%	–0.29%	N/A	N/A	–0.19%	–0.19%	—	—	—	—
Government	–0.14%	–0.14%	–0.19%	–0.19%	–0.24%	–0.24%	–0.29%	–0.29%	–0.39%	–0.39%	–0.64%	–0.64%	–0.29%	–0.29%	–0.93%	–0.93%	–0.14%	–0.14%
Government Securities	–0.17%	–0.17%	–0.21%	–0.21%	–0.26%	–0.26%	–0.31%	–0.31%	–0.42%	–0.42%	–0.67%	–0.67%	–0.32%	–0.32%	—	—	—	—
Treasury	–0.15%	–0.15%	–0.20%	–0.20%	–0.25%	–0.25%	–0.30%	–0.30%	–0.40%	–0.40%	–0.65%	–0.65%	–0.30%	–0.30%	–0.95%	–0.95%	—	—
Treasury Securities	–0.17%	–0.17%	–0.22%	–0.22%	–0.27%	–0.27%	–0.32%	–0.32%	–0.42%	–0.42%	–0.66%	–0.66%	–0.32%	–0.32%	–0.97%	–0.96%	—	—
Tax-Exempt	–0.30%	–0.30%	–0.35%	–0.35%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	–0.45%	–0.45%	—	—	—	—

*  Commenced offering on May 4, 2021.

The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown.

Government, Government Securities, Treasury and Treasury Securities are STABLE NET ASSET VALUE ("NAV") FUNDS. You could lose money by investing in these Funds. Although the Funds seek to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in these Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. Morgan Stanley and its affiliates (the "sponsor") has no legal obligation to provide financial support to the Funds, and you should not expect that the sponsor will provide financial support to the Funds at any time. ESG Money Market, Prime and Tax-Exempt are FLOATING NAV FUNDS. You could lose money by investing in these Funds. Because the share price of these Funds will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Funds may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Funds' liquidity falls below required minimums because of market conditions or other factors. An investment in these Funds is not insured or guaranteed by the FDIC or any other government agency. The Funds' sponsor has no legal obligation to provide financial support to the Funds, and you should not expect that the sponsor will provide financial support to the Funds at any time. Please read the Trust's prospectuses carefully before you invest or send money.

The Tax-Exempt Portfolio may invest a portion of its total assets in bonds that may subject certain investors to the federal Alternative Minimum Tax ("AMT"). Investors should consult their tax adviser for further information on tax implications.

Yield quotation more closely reflects the current earnings of the Funds than the total return. As with all money market funds, yields will fluctuate as market conditions change and the seven-day yields are not necessarily indicative of future performance.

2021 Annual Report

October 31, 2021

Expense Examples (unaudited)

As a shareholder of a Fund, you incur ongoing costs, which might include advisory fees, administration fees, administration plan fees, service and shareholder administration plan fees, distribution plan fees, shareholder services fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2021 and held for the entire six-month period.

Actual Expenses

The table on the following page provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table on the following page provides information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the information for each class in the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds that have transactional costs, such as sales charges (loads) or exchange fees.

2021 Annual Report

October 31, 2021

Expense Examples (unaudited) (cont'd)

	Beginning Account Value 5/1/21	Actual Ending Account Value 10/31/21	Hypothetical Ending Account Value	Actual Expenses Paid During Period		Hypothetical Expenses Paid During Period		Net Expense Ratio During Period***
ESG Money Market Portfolio Institutional Class	$1,000.00	$1,000.15	$1,024.23	$0.70	*	$0.71	*	0.14%
ESG Money Market Portfolio Institutional Select Class	1,000.00	1,000.25	1,024.23	0.70	*	0.71	*	0.14
ESG Money Market Portfolio Advisory Class	1,000.00	1,000.15	1,024.23	0.70	*	0.71	*	0.14
ESG Money Market Portfolio Participant Class	1,000.00	1,000.25	1,024.23	0.70	*	0.71	*	0.14
ESG Money Market Portfolio Cash Management Class	1,000.00	1,000.25	1,024.23	0.70	*	0.71	*	0.14
ESG Money Market Portfolio CastleOak Shares Class	1,000.00	1,000.15	1,024.10	0.69	**	0.70	**	0.14
Prime Portfolio Institutional Class	1,000.00	1,000.20	1,024.28	0.65	*	0.66	*	0.13
Prime Portfolio Institutional Select Class	1,000.00	1,000.30	1,024.28	0.65	*	0.66	*	0.13
Prime Portfolio Advisory Class	1,000.00	1,000.30	1,024.28	0.65	*	0.66	*	0.13
Prime Portfolio Cash Management Class	1,000.00	1,000.30	1,024.28	0.65	*	0.66	*	0.13
Government Portfolio Institutional Class	1,000.00	1,000.13	1,024.73	0.20	*	0.20	*	0.04
Government Portfolio Institutional Select Class	1,000.00	1,000.13	1,024.73	0.20	*	0.20	*	0.04
Government Portfolio Investor Class	1,000.00	1,000.13	1,024.73	0.20	*	0.20	*	0.04
Government Portfolio Administrative Class	1,000.00	1,000.13	1,024.73	0.20	*	0.20	*	0.04
Government Portfolio Advisory Class	1,000.00	1,000.13	1,024.73	0.20	*	0.20	*	0.04
Government Portfolio Participant Class	1,000.00	1,000.13	1,024.73	0.20	*	0.20	*	0.04
Government Portfolio Cash Management Class	1,000.00	1,000.13	1,024.73	0.20	*	0.20	*	0.04
Government Portfolio Select Class	1,000.00	1,000.14	1,024.73	0.20	*	0.20	*	0.04
Government Portfolio CastleOak Shares Class	1,000.00	1,000.13	1,024.45	0.35	**	0.35	**	0.07
Government Securities Portfolio Institutional Class	1,000.00	1,000.05	1,024.73	0.20	*	0.20	*	0.04
Government Securities Portfolio Institutional Select Class	1,000.00	1,000.04	1,024.73	0.20	*	0.20	*	0.04
Government Securities Portfolio Investor Class	1,000.00	1,000.04	1,024.73	0.20	*	0.20	*	0.04
Government Securities Portfolio Administrative Class	1,000.00	1,000.04	1,024.73	0.20	*	0.20	*	0.04
Government Securities Portfolio Advisory Class	1,000.00	1,000.05	1,024.73	0.20	*	0.20	*	0.04
Government Securities Portfolio Participant Class	1,000.00	1,000.05	1,024.73	0.20	*	0.20	*	0.04
Government Securities Portfolio Cash Management Class	1,000.00	1,000.05	1,024.73	0.20	*	0.20	*	0.04
Treasury Portfolio Institutional Class	1,000.00	1,000.05	1,024.68	0.25	*	0.25	*	0.05
Treasury Portfolio Institutional Select Class	1,000.00	1,000.05	1,024.68	0.25	*	0.25	*	0.05
Treasury Portfolio Investor Class	1,000.00	1,000.05	1,024.68	0.25	*	0.25	*	0.05
Treasury Portfolio Administrative Class	1,000.00	1,000.05	1,024.68	0.25	*	0.25	*	0.05
Treasury Portfolio Advisory Class	1,000.00	1,000.05	1,024.68	0.25	*	0.25	*	0.05
Treasury Portfolio Participant Class	1,000.00	1,000.05	1,024.68	0.25	*	0.25	*	0.05
Treasury Portfolio Cash Management Class	1,000.00	1,000.05	1,024.68	0.25	*	0.25	*	0.05
Treasury Portfolio Select Class	1,000.00	1,000.04	1,024.68	0.25	*	0.25	*	0.05
Treasury Securities Portfolio Institutional Class	1,000.00	1,000.05	1,024.78	0.15	*	0.15	*	0.03
Treasury Securities Portfolio Institutional Select Class	1,000.00	1,000.05	1,024.78	0.15	*	0.15	*	0.03
Treasury Securities Portfolio Investor Class	1,000.00	1,000.04	1,024.78	0.15	*	0.15	*	0.03
Treasury Securities Portfolio Administrative Class	1,000.00	1,000.05	1,024.78	0.15	*	0.15	*	0.03
Treasury Securities Portfolio Advisory Class	1,000.00	1,000.05	1,024.78	0.15	*	0.15	*	0.03
Treasury Securities Portfolio Participant Class	1,000.00	1,000.05	1,024.78	0.15	*	0.15	*	0.03
Treasury Securities Portfolio Cash Management Class	1,000.00	1,000.05	1,024.78	0.15	*	0.15	*	0.03
Treasury Securities Portfolio Select Class	1,000.00	1,000.04	1,024.78	0.15	*	0.15	*	0.03
Tax-Exempt Portfolio Institutional Class	1,000.00	1,000.05	1,024.63	0.30	*	0.30	*	0.06
Tax-Exempt Portfolio Institutional Select Class	1,000.00	1,000.04	1,024.63	0.30	*	0.30	*	0.06
Tax-Exempt Portfolio Cash Management Class	1,000.00	999.95	1,024.63	0.30	*	0.30	*	0.06

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 182****/365 (to reflect the most recent one-half year period).

**  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 181****/365 (to reflect the actual days in the period).

***  Annualized.

****  Adjusted to reflect non-business day accruals.

2021 Annual Report

October 31, 2021

Investment Overview (unaudited)

ESG Money Market Portfolio

The ESG Money Market Portfolio seeks preservation of capital, daily liquidity and maximum current income. The Fund invests in liquid, high quality U.S. dollar-denominated money market instruments of U.S. and foreign financial and non-financial corporations. The Fund also invests in obligations of foreign governments and in obligations issued or guaranteed by the U.S. government and its agencies and instrumentalities. The Fund's Adviser, Morgan Stanley Investment Management Inc., believes that environmental, social and governance ("ESG") factors have the ability to impact the fundamental credit risk of an entity. The Fund's investment process incorporates information about ESG issues via an integrated approach within the Adviser's fundamental investment analysis framework. The Adviser may engage with management of certain issuers regarding corporate governance practices as well as what the Adviser deems to be materially important environmental and/or social issues facing a company. Under normal circumstances, the Fund will invest 100% of its net assets (excluding cash) in securities whose issuer or guarantor, in the Adviser's opinion at the time of purchase, meets the Fund's ESG criteria. The Fund now operates as an "institutional money market fund," which is neither a "government money market fund" nor "retail money market fund" as such terms are defined or interpreted under Rule 2a-7 under the Investment Company Act of 1940, as amended. As such, the Fund is required to price and transact in its shares at a net asset value reflecting market-based values of its portfolio holdings (i.e., at a "floating" net asset value), rounded to the fourth decimal place. Like other "Floating NAV" money market funds of its type, the Fund is subject to the possible imposition of liquidity fees and/or redemption gates. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund's liquidity falls below required minimums because of market conditions or other factors.

Performance

For the fiscal year ended October 31, 2021, the Fund's Institutional Share Class had a total return of 0.05%. For the seven-day period ended October 31, 2021, the Fund's Institutional Share Class provided an annualized current yield of 0.05% (subsidized) and –0.06% (non-subsidized), while its 30-day moving average annualized yield was 0.05% (subsidized) and –0.06% (non-subsidized). Yield quotation more closely reflects the current earnings of the Fund than the total return. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. Past performance is no guarantee of future results.

Factors Affecting Performance

•  As expected, the Federal Open Market Committee (FOMC or Committee) kept the target range for the federal funds rate unchanged at 0.00% to 0.25% at the conclusion of its November 5, 2020 meeting. In addition, the FOMC maintained its quantitative easing program, saying, "over coming months the Federal Reserve will increase its holdings of Treasury securities and agency mortgage-backed securities at least at the current pace." The consistent messaging from the Federal Reserve (Fed) allowed it to maintain a low profile while much of the country focused on the U.S. presidential election.

•  At the December 2020 meeting, the FOMC kept the range for the federal funds rate unchanged at 0.00% to 0.25%. Much of the meeting's focus related to forward guidance and the asset purchase program. The Fed reiterated it will "continue to increase its holdings of Treasury securities by at least $80 billion per month and of agency mortgage-backed securities by at least $40 billion per month until substantial further progress has been made toward the Committee's maximum employment and price stability goals." Effectively signifying that until both maximum unemployment and consistent 2% inflation is met, the Fed will continue asset purchases.

•  In addition to the press release, the Fed updated its economic projections at the December 2020 meeting. Chairman Powell and the FOMC reinforced their forward guidance and accommodative policy stance with the updated dot plot, which illustrated that 16 out of 17 officials expected to keep rates at current levels through 2022, while 12 of the 17 officials expected rates to remain unchanged through 2023. The FOMC projected real gross domestic product (GDP) to contract by 2.4% in 2020, but rebound in both 2021 and 2022. The Fed estimated the unemployment rate will decrease to 6.7% in 2020, then recover sharply in the following two years. The Committee marginally increased projections for core Personal Consumption Expenditures, but did not see inflation rising to 2% until 2023. While

2021 Annual Report

October 31, 2021

Investment Overview (unaudited) (cont'd)

ESG Money Market Portfolio

many of these figures were positively revised since September 2020, the FOMC planned to use "its full range of tools to support the U.S. economy in this challenging time, thereby promoting its maximum employment and price stability goals."

•  After a record third quarter 2020 GDP growth rate, the U.S. economy slowed down in the fourth quarter, expanding at 4% (annualized) as the pandemic weighed on the labor market and Americans' willingness to spend.(i) Personal consumption, the largest part of the economy, increased at 2.5%, below 3.1% expectations.(ii) Additionally, nonfarm payrolls posted the first decline in eight months as of December 2020, decreasing 140,000 from the prior month, while the unemployment and participation rates held constant at 6.7% and 61.5%, respectively.(iii) While overall this was a disappointing release, sentiment about the outlook for the economy remained relatively unchanged.

•  As expected, the FOMC held the range for the federal funds rate steady at 0.00% to 0.25% at the conclusion of its January 2021 meeting. In addition, forward guidance and quantitative easing policy were left intact. While much was left unchanged, the Fed tweaked its view on economic conditions. The Fed continued to acknowledge the ongoing economic recovery in prior language, but its January 2021 statement noted, "the pace of the recovery in economic activity and employment has moderated in recent months." The Fed viewed its current policy stance as appropriate "until labor market conditions have reached levels consistent with the Committee's assessments of maximum employment and inflation has risen to 2% and is on track to moderately exceed 2% for some time."

•  While no formal policy meeting occurred in February 2021, Chairman Powell presented the Fed's semiannual monetary policy report to Congress. The chairman kept his prepared remarks very consistent with recent Fed language and FOMC press releases. He reiterated that the Fed is committed to maximum employment and price stability in addition to its current monetary policy stance.

•  As expected, the FOMC kept the range for the federal funds rate unchanged at 0.00% to 0.25% at the conclusion of its March 2021 meeting. The Fed did not tweak its forward guidance or quantitative easing policies. The March 2021 press release remained consistent with prior meetings but with a more upbeat assessment of the pace of the economic recovery. Having previously characterized the recovery as moderating at the January 2021 meeting, the Fed noted in its March statement "following a moderation in the pace of the recovery, indicators of economic activity and employment have turned up recently."

•  In addition to the press release, the Fed introduced an updated summary of economic projections. Chairman Powell and the FOMC reiterated current forward guidance and accommodative policy with its updated dot plot, which illustrated that 14 out of 18 officials expected to keep rates at current levels through 2022, while 11 of the 18 officials expected rates to remain unchanged through 2023. The FOMC increased its real GDP projection to 6.5% in 2021 from 4.2% in the December 2020 projections. The Fed estimated the unemployment rate would decline to 4.5% in 2021 and continue to improve in the following two years. The Committee projected core Personal Consumption Expenditures inflation to rise slightly above 2% in 2021, but ultimately level out at 2% over the course of 2022 and 2023.

•  GDP increased 6.3% (annualized) in the first quarter of 2021, as economic activity continued to rebound with rising vaccination rates and further relaxation of social and business restrictions. Monthly non-farm payroll gains averaged 468,000 in the first three months of 2021, and the unemployment rate fell to 6.0% as of March 31, 2021, from 6.3% as of January 31, 2021.

•  As expected in the April 2021 meeting, the FOMC kept the range for the federal funds rate unchanged at 0.00% to 0.25%. While the Fed maintained its steadfast accommodative monetary policy, it noted changes to the economy, progress on vaccinations and risks to the outlook. For the first time, the Fed commented on the vaccine rollout and strong fiscal policy that have helped "strengthen" the economy. More specifically, the Fed said, "Amid progress on vaccinations and strong policy support, indicators of economic activity and employment have

2021 Annual Report

October 31, 2021

Investment Overview (unaudited) (cont'd)

ESG Money Market Portfolio

strengthened. The sectors most adversely affected by the pandemic remain weak but have shown improvement. Inflation has risen, largely reflecting transitory factors." The Fed removed "considerable" when describing risks to the economy, saying, "the ongoing public health crisis continues to weigh on the economy, and risks to the economic outlook remain." Looking ahead, Chairman Powell strongly reiterated the Fed's forward guidance on quantitative easing policy and view on rates, as they still considered the economy a long way from the Fed's goals.

•  The FOMC did not meet in May 2021. Minutes from the April 2021 FOMC meeting released during May indicated that officials were cautiously optimistic about the U.S. economic recovery, with some signaling that it would be appropriate to adjust the pace of their asset purchase program.

•  The FOMC kept the range for the federal funds rate unchanged at 0.00% to 0.25% at the conclusion of its June 2021 meeting as expected. While the Fed did not tweak its forward guidance or quantitative easing policies, it did make a technical adjustment to rates. The FOMC boosted the rate on its overnight reverse repurchase (RRP) agreement facility by 5 basis points to 0.05% and increased the interest paid on excess reserves by 5 basis points to 0.15% to foster smoother funding in the money markets. The statement positively tweaked language regarding vaccinations and the economy, saying, "progress on vaccinations has reduced the spread of COVID-19 in the United States. Amid this progress and strong policy support, indicators of economic activity and employment have strengthened."

•  In addition to the press release, the Fed updated its summary of economic projections. The main modification to the FOMC's projections occurred in 2023 dot plot. Thirteen of the 18 voting members expected two rate hikes in 2023, as of June 2021, compared to the March 2021 projections showing only 7 of 18 voting members expecting a rate liftoff. The FOMC upgraded its real GDP forecast to 7.0% in 2021 from 6.5% in the March 2021 forecast and unemployment rate projections were roughly unchanged from its last meeting. The Committee estimated core Personal

Consumption Expenditures inflation to rise to 3% in 2021, but ultimately level out around 2% over the course of 2022 and 2023. Although the Fed upgraded its language and economic forecasts, it remained prepared to adjust the stance of its monetary policy if risks emerge that impede the attainment of its goals.

•  In the second quarter of 2021, GDP grew 6.7% (annualized), which fell short of analysts' expectations but nonetheless showed a modest acceleration from the first quarter's pace. Employment also improved, with non-farm payrolls averaging 615,000 in the quarter and the unemployment rate falling to 5.9% as of June 30, 2021. Notably, inflation rose sharply in the quarter, in part because the annual rate calculation period included the steep price declines early in the pandemic as well as the surge in demand and lagging supply chains that have accompanied the recovery.

•  The FOMC kept the range for the federal funds rate unchanged at 0.00% to 0.25% at the conclusion of its July 2021 meeting, as expected. While messaging remained generally consistent with the prior month's meeting, the Fed upgraded its stance on the economy, noting that it has "continued to strengthen." In consideration of preparing for balance sheet tapering, Chairman Powell indicated that the economy has made progress toward the Fed's employment and inflation goals but data have not been "sufficient" to warrant policy shifts. Current policy continues to be viewed as "appropriate," and the Committee will "continue to assess progress in coming meetings."

•  Minutes from the July 2021 FOMC meeting showed that officials concluded that they had reached their inflation goals while still needing to make progress on their employment mandate. Regarding the current quantitative easing policies, where the Fed is purchasing $120 billion of bonds monthly, participants noted that "provided that the economy were to evolve broadly as they anticipated, they judged that it could be appropriate to start reducing the pace of asset purchases this year." Chairman Powell's speech at the annual Jackson Hole conference later in the month provided no additional insights on monetary policy and

2021 Annual Report

October 31, 2021

Investment Overview (unaudited) (cont'd)

ESG Money Market Portfolio

confirmed that tapering is still on the table for later this year. The market's base case projected a tapering announcement at the November 2021 FOMC meeting with a first reduction in bond purchases in December 2021.

•  Officials left interest rates and their monthly asset purchase program unchanged at the September 2021 FOMC meeting while reinforcing the market's perception that tapering later in 2021 is likely. The Fed stated that if progress toward its employment and inflation goals "continues broadly as expected, the Committee judges that a moderation in the pace of asset purchases may soon be warranted." In their updated summary of economic projections, officials were now evenly split on whether raising the federal funds rate in 2022 would be appropriate, compared to June 2021's projections that showed no rate increase until 2023. Finally, the Fed raised the overnight RRP counterparty limit from $80 billion to $160 billion. On September 30, 2021, 92 participants placed a total of $1.605 trillion at the Federal Reserve's overnight RRP facility, a new all-time high setting.

•  GDP growth slowed markedly in the third quarter of 2021, dropping to an annualized rate of 2.0% from an above-trend pace in the first half of 2021 as the impacts of the delta variant COVID-19 surge, supply chain disruptions, labor shortages and higher inflation weakened economic activity. Monthly non-farm payrolls were widely disappointing during the quarter, but rebounded in October 2021, with 531,000 jobs added and notable upward revisions to August and September data. Headline inflation remained elevated, rising 6.2% in the 12 months ended October 2021.(iv)

Management Strategies

•  As of October 31, 2021, the Fund had net assets of approximately $3.6 billion. The Fund's weighted average maturity (WAM) and weighted average life (WAL) were 26 days and 44 days, respectively.

•  We remain comfortable in our conservative approach to managing this Fund, prioritizing portfolio positioning with elevated levels of liquidity. We believe our investment process and focus on credit research and risk management, combined with the high degree of liquidity and short maturity profile of the Fund, has put us in a favorable position to respond to both market events and potential changes to fiscal and monetary policy.

(i)  Source for GDP data used in this report: Bureau of Economic Analysis and Bloomberg L.P.

(ii)  Source: Bureau of Economic Analysis and Bloomberg L.P.

(iii)  Source for labor market data used in this report: Bureau of Labor Statistics and Bloomberg L.P.

(iv)  Source: Bureau of Labor Statistics

2021 Annual Report

October 31, 2021

Portfolio of Investments

ESG Money Market Portfolio

	Face Amount (000)	Value (000)
Certificates of Deposit (1.1%)
International Banks (1.1%)
Oversea Chinese Banking Corporation Ltd.,
0.20%, 11/5/21	$25,000	$25,000
Skandinaviska Enskilda Banken AB,
0.20%, 2/18/22	13,000	13,004
Total Certificates of Deposit (Cost $38,000)		38,004
Commercial Paper (a) (34.0%)
Asset-Backed Diversified Financial Services (1.1%)
Collateralized Commercial Paper FLEX Co. LLC,
0.26%, 7/12/22 (b)	40,000	39,993
International Banks (32.9%)
Barclays Bank PLC,
0.14%, 12/20/21 (b)	35,000	34,994
0.15%, 12/14/21 (b)	130,000	129,982
BNG Bank NV
0.06%, 11/1/21	160,000	159,999
BNZ International Funding Ltd.,
0.20%, 7/14/22	20,000	19,971
0.24%, 6/15/22	20,000	19,976
0.25%, 7/21/22 (b)	25,000	24,963
BPCE SA
0.20%, 12/1/21	25,000	24,998
Canadian Imperial Bank of Commerce,
0.20%, 12/7/21 - 12/16/21	75,000	74,994
Kimberly Clark Corp.,
0.06%, 11/1/21	13,143	13,143
Macquarie Bank Ltd.,
0.18%, 11/15/21	25,225	25,224
Mizuho Bank Ltd.,
0.18%, 11/8/21	45,000	44,999
Oversea Chinese Banking Corporation Ltd.,
0.20%, 11/5/21	25,000	25,000
Royal Bank of Canada
0.30%, 11/30/21	65,000	64,996
Skandinaviska Enskilda Banken AB,
0.24%, 6/15/22	33,000	32,959
Sumitomo Mitsui Trust Bank Ltd.,
0.18%, 1/4/22 - 1/5/22	147,300	147,275
Suncorp-Metway Ltd.,
0.18%, 11/3/21	10,000	10,000
Svenska Handelsbanken AB,
0.28%, 12/21/21	25,000	24,997
0.30%, 12/8/21	40,000	39,997
Swedbank AB
0.06%, 11/2/21	160,000	159,999
Toronto Dominion Bank
0.06%, 11/5/21	25,000	25,000
UBS AG London,
0.24%, 3/30/22 (b)	10,000	10,000
0.28%, 7/20/22 (b)	25,000	24,994
	Face Amount (000)	Value (000)
United Overseas Bank Ltd.,
0.30%, 11/23/21	$30,000	$29,998
		1,168,458
Total Commercial Paper (Cost $1,208,370)		1,208,451
Corporate Bond (1.3%)
International Bank (1.3%)
BPCE SA
2.75%, 12/2/21 (Cost $46,971)	46,868	46,968
Floating Rate Notes (c) (12.1%)
Domestic Bank (2.1%)
Bank of America NA,
0.21%, 7/8/22	75,000	75,011
International Banks (10.0%)
Bank of Montreal,
3 Month USD LIBOR + 0.11%, 0.23%, 12/15/21	30,000	30,005
BPCE SA,
SOFR + 0.44%, 0.49%, 2/17/22 (b)	9,002	9,011
National Australia Bank Ltd.,
SOFR + 0.20%, 0.25%, 4/22/22 (b)	75,000	75,042
Royal Bank of Canada,
3 Month USD LIBOR + 0.11%, 0.23%, 12/14/21 (b)	40,000	40,008
3 Month USD LIBOR + 0.11%, 0.23%, 12/16/21	25,000	25,004
Sumitomo Mitsui Banking Corp.,
3 Month USD LIBOR + 0.01%, 0.13%, 11/5/21	30,000	30,000
Svenska Handelsbanken AB,
3 Month USD LIBOR + 0.08%, 0.20%, 12/14/21 (b)	20,000	20,003
Toronto Dominion Bank,
SOFR + 0.20%, 0.25%, 2/16/22 (b)	20,000	20,010
UBS AG London,
SOFR + 0.19%, 0.20%, 6/14/22 (b)	50,000	50,009
SOFR + 0.19%, 0.24%, 6/15/22 - 7/13/22 (b)	45,000	45,009
SOFR + 0.24%, 0.29%, 4/5/22 (b)	11,000	11,002
		355,103
Total Floating Rate Notes (Cost $430,010)		430,114
Repurchase Agreements (27.7%)
ABN Amro Securities LLC, (Interest in $900,000 joint repurchase agreement, 0.05% dated 10/29/21 under which ABN Amro Securities LLC, will repurchase the securities provided as collateral for $900,004 on 11/1/21. The securities provided as collateral at the end of the period held with BNY Mellon, tri-party agent, were various U.S. Government agency securities and U.S. Government obligations with various maturities to 3/20/51; valued at $926,213)	133,000	133,000
ABN Amro Securities LLC, (0.22%, dated 10/29/21, due 11/1/21; proceeds $70,001; fully collateralized by various Corporate Bonds, 0.31% - 8.57% due 11/15/21 - 6/1/50, and a U.S. Government agency security, 3.00% due 3/20/51 (d); valued at $73,323)	70,000	70,000

The accompanying notes are an integral part of the financial statements.

2021 Annual Report

October 31, 2021

Portfolio of Investments (cont'd)

ESG Money Market Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (cont'd)
Bank of America Securities, Inc., (0.12%, dated 10/29/21, due 11/1/21; proceeds $25,000; fully collateralized by various Corporate Bonds, 0.41% - 6.35% due 8/11/23 - 2/8/61; valued at $26,251)	$25,000	$25,000
Bank of America Securities, Inc., (0.39% (c), dated 9/2/20, due 1/2/22; proceeds $75,396; fully collateralized by various Common Stocks and Preferred Stocks; valued at $78,750) (Demand 11/1/21)	75,000	75,000
BMO Capital Markets Corp., (0.17%, dated 10/29/21, due 11/1/21; proceeds $5,000; fully collateralized by various Corporate Bonds, 1.42% - 3.35% due 1/9/25 - 1/9/30 and various U.S. Government obligations, 1.50% - 2.13% due 1/15/23 - 9/30/24 and a U.S. Government agency security, 1.25% due 8/20/30; valued at $5,232)	5,000	5,000
BMO Capital Markets Corp., (0.22%, dated 7/19/21, due 11/5/21; proceeds $15,010; fully collateralized by various Corporate Bonds, 1.00% - 8.88% due 4/8/24 - 5/15/30 and various U.S. Government obligations, 0.13% - 2.38% due 8/31/22 - 8/15/30; valued at $15,368)	15,000	15,000
BNP Paribas Securities Corp., (0.36%, dated 9/20/21, due 12/20/21; proceeds $55,050; fully collateralized by various Corporate Bonds, 4.30% - 10.38% due 12/4/23 - 6/1/42 (d); valued at $58,275)	55,000	55,000
BNP Paribas Prime Brokerage, Inc., (0.34%, dated 10/29/21, due 11/1/21; proceeds $50,001; fully collateralized by various Corporate Bonds, 1.60% - 10.75% due 6/1/22 - 9/15/79 (d); valued at $52,678)	50,000	50,000
BNP Paribas Prime Brokerage, Inc., (0.39%, dated 10/27/21, due 1/27/22; proceeds $40,040; fully collateralized by various Corporate Bonds, 2.38% - 10.88% due 3/1/23 - 9/15/79 (d); valued at $42,418)	40,000	40,000
ING Financial Markets LLC, (0.15%, dated 10/29/21, due 11/1/21; proceeds $25,000; fully collateralized by various Corporate Bonds, 0.45% - 6.15% due 3/15/22 - 5/15/51; valued at $26,251)	25,000	25,000
JP Morgan Securities LLC, (0.29% (c), dated 9/7/21, due 11/5/21; proceeds $110,052; fully collateralized by various Common Stocks and Preferred Stocks; valued at $115,529)	110,000	110,000
RBC Capital Markets LLC, (0.15%, dated 10/27/21, due 11/3/21; proceeds $20,001; fully collateralized by various Corporate Bonds, 0.88% - 5.40% due 2/23/23 - 9/1/50; valued at $21,000)	20,000	20,000
Scotia Capital USA, Inc., (0.42%, dated 10/29/21, due 11/1/21; proceeds $100,004; fully collateralized by various Corporate Bonds, 0.25% - 9.50% due 11/3/21 - 6/3/60 (d); valued at $105,343)	100,000	100,000
	Face Amount (000)	Value (000)
Societe Generale, (0.15%, dated 10/29/21, due 11/1/21; proceeds $32,000; fully collateralized by various Corporate Bonds, 0.20% - 5.95% due 3/18/22 - 8/16/77, and various U.S. Government obligations, 0.38% - 1.38% due 2/15/23 - 11/30/25 (d); valued at $33,600)	$32,000	$32,000
Societe Generale, (0.19% (c), dated 5/7/21, due 11/5/21; proceeds $50,048; fully collateralized by various Common Stocks; valued at $52,511)	50,000	50,000
Societe Generale, (0.19% (c), dated 9/16/21, due 11/5/21; proceeds $30,008; fully collateralized by various Common Stocks; valued at $31,528)	30,000	30,000
Societe Generale, (0.22%, dated 10/29/21, due 11/1/21; proceeds $60,001; fully collateralized by various Corporate Bonds, 3.38% - 12.25% due 11/15/21 - 6/4/81 (d); valued at $63,600)	60,000	60,000
TD Securities (USA) LLC, (0.14%, dated 10/29/21, due 11/1/21; proceeds $90,001; fully collateralized by various Corporate Bonds, 0.90% - 5.93% due 12/1/22 - 5/1/60; valued at $94,501)	90,000	90,000
Total Repurchase Agreements (Cost $985,000)		985,000
Time Deposits (23.8%)
International Banks (23.8%)
BNP Paribas SA
0.06%, 11/1/21	30,000	30,000
Canadian Imperial Bank of Commerce
0.05%, 11/1/21	80,000	80,000
Cooperatieve Rabobank USA (New York Branch)
0.05%, 11/1/21	150,000	150,000
DNB Bank ASA (New York Branch)
0.05%, 11/1/21	100,000	100,000
Mizuho Bank Ltd.,
0.07%, 11/1/21	130,000	130,000
National Bank of Canada (Montreal Branch)
0.05%, 11/1/21	150,000	150,000
Natixis (New York Branch)
0.06%, 11/1/21	80,000	80,000
Skandinaviska Enskilda Banken AB,
0.05%, 11/1/21	125,000	125,000
Total Time Deposits (Cost $845,000)		845,000
Total Investments (100.0%) (Cost $3,553,351) (e)		3,553,537
Other Assets in Excess of Liabilities (0.0%) (f)		1,400
Net Assets (100.0%)		$3,554,937

(a)  The rates shown are the effective yields at the date of purchase.

(b)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

The accompanying notes are an integral part of the financial statements.

2021 Annual Report

October 31, 2021

Portfolio of Investments (cont'd)

ESG Money Market Portfolio

(c)  Floating or variable rate securities: The rates disclosed are as of October 31, 2021. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Portfolio of Investments. Certain variable rate securities may not be based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Portfolio of Investments.

(d)  Perpetual — One or more securities do not have a predetermined maturity date. Rates for these securities are fixed for a period of time, after which they revert to a floating rate. Interest rates in effect are as of October 31, 2021.

(e)  At October 31, 2021, the aggregate cost for federal income tax purposes is approximately $3,553,351,000. The aggregate gross unrealized appreciation is approximately $203,000 and the aggregate gross unrealized depreciation is approximately $17,000, resulting in net unrealized appreciation of approximately $186,000.

(f)  Amount is less than 0.05%.

LIBOR  London Interbank Offered Rate.

SOFR  Secured Overnight Financing Rate.

USD  United States Dollar.

Portfolio Composition

Classification	Percentage of Total Investments
Commercial Paper	34.0%
Repurchase Agreements	27.7
Time Deposits	23.8
Floating Rate Notes	12.1
Other*	2.4
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.

2021 Annual Report

October 31, 2021

Investment Overview (unaudited)

Prime Portfolio

The Prime Portfolio seeks preservation of capital, daily liquidity and maximum current income. The Fund invests in liquid, high quality U.S. dollar-denominated money market instruments of U.S. and foreign financial corporations and U.S. non-financial corporations. The Fund also invests in obligations issued or guaranteed by the U.S. government and its agencies and instrumentalities. The Fund now operates as an "institutional money market fund," which is neither a "government money market fund" nor "retail money market fund" as such terms are defined or interpreted under Rule 2a-7 under the Investment Company Act of 1940, as amended. As such, the Fund is required to price and transact in its shares at a net asset value reflecting market-based values of its portfolio holdings (i.e., at a "floating" net asset value), rounded to the fourth decimal place. Like other "Floating NAV" money market funds of its type, the Fund is subject to the possible imposition of liquidity fees and/or redemption gates. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund's liquidity falls below required minimums because of market conditions or other factors.

Performance

For the fiscal year ended October 31, 2021, the Fund's Institutional Share Class had a total return of 0.07%. For the seven-day period ended October 31, 2021, the Fund's Institutional Share Class provided an annualized current yield of 0.06% (subsidized) and –0.04% (non-subsidized), while its 30-day moving average annualized yield was 0.06% (subsidized) and –0.04% (non-subsidized). Yield quotation more closely reflects the current earnings of the Fund than the total return. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. Past performance is no guarantee of future results.

Factors Affecting Performance

•  As expected, the Federal Open Market Committee (FOMC or Committee) kept the target range for the federal funds rate unchanged at 0.00% to 0.25% at the conclusion of its November 5, 2020 meeting. In addition, the FOMC maintained its quantitative easing program, saying, "over coming months the Federal Reserve will increase its holdings of Treasury securities and agency mortgage-backed securities at least at the current pace." The consistent messaging from the Federal Reserve (Fed) allowed it to maintain a low profile while much of the country focused on the U.S. presidential election.

•  At the December 2020 meeting, the FOMC kept the range for the federal funds rate unchanged at 0.00% to 0.25%. Much of the meeting's focus related to forward guidance and the asset purchase program. The Fed reiterated it will "continue to increase its holdings of Treasury securities by at least $80 billion per month and of agency mortgage-backed securities by at least $40 billion per month until substantial further progress has been made toward the Committee's maximum employment and price stability goals." Effectively signifying that until both maximum unemployment and consistent 2% inflation is met, the Fed will continue asset purchases.

•  In addition to the press release, the Fed updated its economic projections at the December 2020 meeting. Chairman Powell and the FOMC reinforced their forward guidance and accommodative policy stance with the updated dot plot, which illustrated that 16 out of 17 officials expected to keep rates at current levels through 2022, while 12 of the 17 officials expected rates to remain unchanged through 2023. The FOMC projected real gross domestic product (GDP) to contract by 2.4% in 2020, but rebound in both 2021 and 2022. The Fed estimated the unemployment rate will decrease to 6.7% in 2020, then recover sharply in the following two years. The Committee marginally increased projections for core Personal Consumption Expenditures, but did not see inflation rising to 2% until 2023. While many of these figures were positively revised since September 2020, the FOMC planned to use "its full range of tools to support the U.S. economy in this challenging time, thereby promoting its maximum employment and price stability goals."

•  After a record third quarter 2020 GDP growth rate, the U.S. economy slowed down in the fourth quarter, expanding at 4% (annualized) as the pandemic weighed on the labor market and Americans' willingness to spend.(i) Personal consumption, the largest part of the economy, increased at 2.5%, below 3.1% expectations.(ii) Additionally, nonfarm payrolls posted the first decline in eight months as of December 2020, decreasing 140,000 from the prior month, while the

2021 Annual Report

October 31, 2021

Investment Overview (unaudited) (cont'd)

Prime Portfolio

unemployment and participation rates held constant at 6.7% and 61.5%, respectively.(iii) While overall this was a disappointing release, sentiment about the outlook for the economy remained relatively unchanged.

•  As expected, the FOMC held the range for the federal funds rate steady at 0.00% to 0.25% at the conclusion of its January 2021 meeting. In addition, forward guidance and quantitative easing policy were left intact. While much was left unchanged, the Fed tweaked its view on economic conditions. The Fed continued to acknowledge the ongoing economic recovery in prior language, but its January 2021 statement noted, "the pace of the recovery in economic activity and employment has moderated in recent months." The Fed viewed its current policy stance as appropriate "until labor market conditions have reached levels consistent with the Committee's assessments of maximum employment and inflation has risen to 2% and is on track to moderately exceed 2% for some time."

•  While no formal policy meeting occurred in February 2021, Chairman Powell presented the Fed's semiannual monetary policy report to Congress. The chairman kept his prepared remarks very consistent with recent Fed language and FOMC press releases. He reiterated that the Fed is committed to maximum employment and price stability in addition to its current monetary policy stance.

•  As expected, the FOMC kept the range for the federal funds rate unchanged at 0.00% to 0.25% at the conclusion of its March 2021 meeting. The Fed did not tweak its forward guidance or quantitative easing policies. The March 2021 press release remained consistent with prior meetings but with a more upbeat assessment of the pace of the economic recovery. Having previously characterized the recovery as moderating at the January 2021 meeting, the Fed noted in its March statement "following a moderation in the pace of the recovery, indicators of economic activity and employment have turned up recently."

•  In addition to the press release, the Fed introduced an updated summary of economic projections. Chairman Powell and the FOMC reiterated current forward guidance and accommodative policy with its updated dot plot, which illustrated that 14 out of 18 officials expected to keep rates at current levels through 2022, while 11 of the 18 officials expected rates to remain unchanged through 2023. The FOMC increased its real GDP projection to 6.5% in 2021 from 4.2% in the December 2020 projections. The Fed estimated the unemployment rate would decline to 4.5% in 2021 and continue to improve in the following two years. The Committee projected core Personal Consumption Expenditures inflation to rise slightly above 2% in 2021, but ultimately level out at 2% over the course of 2022 and 2023.

•  GDP increased 6.3% (annualized) in the first quarter of 2021, as economic activity continued to rebound with rising vaccination rates and further relaxation of social and business restrictions. Monthly non-farm payroll gains averaged 468,000 in the first three months of 2021, and the unemployment rate fell to 6.0% as of March 31, 2021, from 6.3% as of January 31, 2021.

•  As expected in the April 2021 meeting, the FOMC kept the range for the federal funds rate unchanged at 0.00% to 0.25%. While the Fed maintained its steadfast accommodative monetary policy, it noted changes to the economy, progress on vaccinations and risks to the outlook. For the first time, the Fed commented on the vaccine rollout and strong fiscal policy that have helped "strengthen" the economy. More specifically, the Fed said, "Amid progress on vaccinations and strong policy support, indicators of economic activity and employment have strengthened. The sectors most adversely affected by the pandemic remain weak but have shown improvement. Inflation has risen, largely reflecting transitory factors." The Fed removed "considerable" when describing risks to the economy, saying, "the ongoing public health crisis continues to weigh on the economy, and risks to the economic outlook remain." Looking ahead, Chairman Powell strongly reiterated the Fed's forward guidance on quantitative easing policy and view on rates, as they still considered the economy a long way from the Fed's goals.

•  The FOMC did not meet in May 2021. Minutes from the April 2021 FOMC meeting released during May indicated that officials were cautiously optimistic about the U.S. economic recovery, with

2021 Annual Report

October 31, 2021

Investment Overview (unaudited) (cont'd)

Prime Portfolio

some signaling that it would be appropriate to adjust the pace of their asset purchase program.

•  The FOMC kept the range for the federal funds rate unchanged at 0.00% to 0.25% at the conclusion of its June 2021 meeting as expected. While the Fed did not tweak its forward guidance or quantitative easing policies, it did make a technical adjustment to rates. The FOMC boosted the rate on its overnight reverse repurchase (RRP) agreement facility by 5 basis points to 0.05% and increased the interest paid on excess reserves by 5 basis points to 0.15% to foster smoother funding in the money markets. The statement positively tweaked language regarding vaccinations and the economy, saying, "progress on vaccinations has reduced the spread of COVID-19 in the United States. Amid this progress and strong policy support, indicators of economic activity and employment have strengthened."

•  In addition to the press release, the Fed updated its summary of economic projections. The main modification to the FOMC's projections occurred in 2023 dot plot. Thirteen of the 18 voting members expected two rate hikes in 2023, as of June 2021, compared to the March 2021 projections showing only 7 of 18 voting members expecting a rate liftoff. The FOMC upgraded its real GDP forecast to 7.0% in 2021 from 6.5% in the March 2021 forecast and unemployment rate projections were roughly unchanged from its last meeting. The Committee estimated core Personal Consumption Expenditures inflation to rise to 3% in 2021, but ultimately level out around 2% over the course of 2022 and 2023. Although the Fed upgraded its language and economic forecasts, it remained prepared to adjust the stance of its monetary policy if risks emerge that impede the attainment of its goals.

•  In the second quarter of 2021, GDP grew 6.7% (annualized), which fell short of analysts' expectations but nonetheless showed a modest acceleration from the first quarter's pace. Employment also improved, with non-farm payrolls averaging 615,000 in the quarter and the unemployment rate falling to 5.9% as of June 30, 2021. Notably, inflation rose sharply in the quarter, in part because the annual rate calculation period included the steep price declines early in the pandemic as well as the surge in demand and lagging supply chains that have accompanied the recovery.

•  The FOMC kept the range for the federal funds rate unchanged at 0.00% to 0.25% at the conclusion of its July 2021 meeting, as expected. While messaging remained generally consistent with the prior month's meeting, the Fed upgraded its stance on the economy, noting that it has "continued to strengthen." In consideration of preparing for balance sheet tapering, Chairman Powell indicated that the economy has made progress toward the Fed's employment and inflation goals but data have not been "sufficient" to warrant policy shifts. Current policy continues to be viewed as "appropriate," and the Committee will "continue to assess progress in coming meetings."

•  Minutes from the July 2021 FOMC meeting showed that officials concluded that they had reached their inflation goals while still needing to make progress on their employment mandate. Regarding the current quantitative easing policies, where the Fed is purchasing $120 billion of bonds monthly, participants noted that "provided that the economy were to evolve broadly as they anticipated, they judged that it could be appropriate to start reducing the pace of asset purchases this year." Chairman Powell's speech at the annual Jackson Hole conference later in the month provided no additional insights on monetary policy and confirmed that tapering is still on the table for later this year. The market's base case projected a tapering announcement at the November 2021 FOMC meeting with a first reduction in bond purchases in December 2021.

•  Officials left interest rates and their monthly asset purchase program unchanged at the September 2021 FOMC meeting while reinforcing the market's perception that tapering later in 2021 is likely. The Fed stated that if progress toward its employment and inflation goals "continues broadly as expected, the Committee judges that a moderation in the pace of asset purchases may soon be warranted." In their updated summary of economic projections, officials were now evenly split on whether raising the federal funds rate in 2022 would be appropriate, compared to June 2021's projections that showed no rate increase

2021 Annual Report

October 31, 2021

Investment Overview (unaudited) (cont'd)

Prime Portfolio

until 2023. Finally, the Fed raised the overnight RRP counterparty limit from $80 billion to $160 billion. On September 30, 2021, 92 participants placed a total of $1.605 trillion at the Federal Reserve's overnight RRP facility, a new all-time high setting.

•  GDP growth slowed markedly in the third quarter of 2021, dropping to an annualized rate of 2.0% from an above-trend pace in the first half of 2021 as the impacts of the delta variant COVID-19 surge, supply chain disruptions, labor shortages and higher inflation weakened economic activity. Monthly non-farm payrolls were widely disappointing during the quarter, but rebounded in October 2021, with 531,000 jobs added and notable upward revisions to August and September data. Headline inflation remained elevated, rising 6.2% in the 12 months ended October 2021.(iv)

Management Strategies

•  As of October 31, 2021, the Fund had net assets of approximately $16.8 billion. The Fund's weighted average maturity (WAM) and weighted average life (WAL) were 28 days and 38 days, respectively.

•  We remain comfortable in our conservative approach to managing this Fund, prioritizing portfolio positioning with elevated levels of liquidity. We believe our investment process and focus on credit research and risk management, combined with the high degree of liquidity and short maturity profile of the Fund, has put us in a favorable position to respond to both market events and potential changes to fiscal and monetary policy.

(i)  Source for GDP data used in this report: Bureau of Economic Analysis and Bloomberg L.P.

(ii)  Source: Bureau of Economic Analysis and Bloomberg L.P.

(iii)  Source for labor market data used in this report: Bureau of Labor Statistics and Bloomberg L.P.

(iv)  Source: Bureau of Labor Statistics

2021 Annual Report

October 31, 2021

Portfolio of Investments

Prime Portfolio

	Face Amount (000)	Value (000)
Certificates of Deposit (6.9%)
Domestic Bank (1.7%)
Goldman Sachs Bank USA
0.16%, 12/27/21	$300,000	$300,032
International Banks (5.2%)
Barclays Bank PLC
0.16%, 12/3/21	150,000	150,008
Credit Suisse NY
0.22%, 11/29/21	175,000	175,015
Sumitomo Mitsui Trust Bank Ltd.,
0.06%, 11/2/21 - 11/3/21	550,000	550,000
		875,023
Total Certificates of Deposit (Cost $1,175,000)		1,175,055
Commercial Paper (a) (31.8%)
Asset-Backed Diversified Financial Services (1.2%)
Collateralized Commercial Paper FLEX Co. LLC,
0.22%, 11/5/21	30,000	30,000
0.26%, 7/12/22 (b)	50,000	49,991
0.32%, 11/10/21	25,000	24,999
0.34%, 12/1/21 - 12/6/21	38,000	37,997
Collateralized Commercial Paper V Co. LLC,
0.18%, 12/13/21	50,000	49,994
		192,981
Automobiles (0.7%)
Toyota Finance Australia Ltd.,
0.16%, 12/6/21	115,000	114,989
		114,989
International Banks (29.9%)
Barclays Bank PLC,
0.14%, 12/20/21 (b)	185,000	184,971
0.16%, 12/1/21 (b)	125,000	124,988
0.17%, 12/16/21 - 12/22/21 (b)	300,000	299,954
BNG Bank NV
0.06%, 11/1/21	15,000	15,000
BNZ International Funding Ltd.,
0.20%, 7/14/22	50,000	49,928
0.24%, 6/15/22	80,000	79,903
0.25%, 7/21/22 (b)	60,000	59,910
0.28%, 6/22/22 (g)	35,000	34,955
BPCE SA
0.20%, 12/1/21	275,000	274,984
Canadian Imperial Bank of Commerce,
0.20%, 12/7/21 - 12/16/21	525,000	524,957
Goldman Sachs International
0.20%, 7/1/22	150,000	149,738
Mizuho Bank Ltd.,
0.18%, 11/8/21 - 11/15/21	200,000	199,992
0.19%, 11/5/21	175,000	174,997
Natixis (New York Branch)
0.20%, 12/6/21	75,000	74,994
Royal Bank of Canada
0.30%, 11/30/21	195,000	194,987
	Face Amount (000)	Value (000)
Skandinaviska Enskilda Banken AB,
0.19%, 11/3/21	$75,000	$74,999
0.20%, 11/18/21 (b)	300,000	299,989
0.24%, 6/15/22	175,000	174,782
Sumitomo Mitsui Trust Bank Ltd.,
0.18%, 1/5/22	43,500	43,492
Suncorp-Metway Ltd.,
0.18%, 11/3/21	40,000	39,999
Svenska Handelsbanken AB,
0.28%, 12/21/21	124,000	123,987
0.30%, 12/8/21	360,000	359,973
Swedbank AB,
0.06%, 11/2/21 - 11/4/21	700,000	699,995
Toronto Dominion Bank
0.06%, 11/5/21	125,000	124,998
Toyota Credit Canada, Inc.
0.23%, 1/18/22	95,000	94,980
UBS AG London
0.22%, 12/1/21 (b)	200,000	200,015
0.24%, 3/30/22 (b)	37,000	37,001
0.28%, 7/20/22 (b)	173,500	173,461
United Overseas Bank Ltd.,
0.30%, 11/23/21	135,000	134,992
		5,026,921
Total Commercial Paper (Cost $5,334,491)		5,334,891
Corporate Bond (0.1%)
International Bank (0.1%)
BPCE SA
2.75%, 12/2/21 (Cost $11,870)	11,844	11,869
Floating Rate Notes (c) (9.0%)
Domestic Bank (0.7%)
Bank of America NA
0.21%, 7/8/22	125,000	125,018
International Banks (8.3%)
Bank of Montreal,
3 Month USD LIBOR + 0.11%, 0.23%, 12/15/21	145,000	145,023
Royal Bank of Canada,
3 Month USD LIBOR + 0.11%, 0.23%, 12/14/21 - 12/16/21 (b)	235,000	235,050
3 Month USD LIBOR + 0.11%, 0.23%, 12/16/21	200,000	200,033
Sumitomo Mitsui Banking Corp.,
SOFR + 0.15%, 0.20%, 11/12/21	25,000	25,001
Svenska Handelsbanken AB,
3 Month USD LIBOR + 0.08%, 0.20%, 12/14/21 (b)	80,000	80,014
Toronto Dominion Bank,
SOFR + 0.20%, 0.25%, 2/16/22 (b)	220,000	220,104
SOFR + 0.20%, 0.25%, 2/16/22	140,000	140,066
UBS AG London,
SOFR + 0.19%, 0.20%, 6/14/22 (b)	200,000	200,036

The accompanying notes are an integral part of the financial statements.

2021 Annual Report

October 31, 2021

Portfolio of Investments (cont'd)

Prime Portfolio

	Face Amount (000)	Value (000)
International Banks (cont'd)
SOFR + 0.19%, 0.24%, 6/15/22 - 6/16/22 (b)	$140,000	$140,025
		1,385,352
Total Floating Rate Notes (Cost $1,510,000)		1,510,370
Repurchase Agreements (38.2%)
ABN Amro Securities LLC, (Interest in $900,000 joint repurchase agreement, 0.05% dated 10/29/21 under which ABN Amro Securities LLC, will repurchase the securities provided as collateral for $900,004 on 11/1/21. The securities provided as collateral at the end of the period held with BNY Mellon, tri-party agent, were various U.S. Government agency securities and U.S. Government obligations with various maturities to 3/20/51; valued at $926,213)	375,500	375,500
ABN Amro Securities LLC, (0.22%, dated 10/29/21, due 11/1/21; proceeds $79,001; fully collateralized by various Corporate Bonds, 0.00% - 9.25% due 11/17/21 - 11/1/63, by various U.S. Government obligations, 0.13% - 2.88% due 1/31/23 - 10/31/23 and a U.S. Government agency security, 3.00% due 3/20/51 (d); valued at $82,485)	79,000	79,000
Bank of America Securities, Inc., (0.12%, dated 10/29/21, due 11/1/21; proceeds $275,003; fully collateralized by various Corporate Bonds, 0.53% - 9.40% due 5/19/22 - 12/1/56 (d); valued at $288,750)	275,000	275,000
Bank of America Securities, Inc., (0.17%, dated 10/29/21, due 11/1/21; proceeds $100,001; fully collateralized by various Common Stocks and Preferred Stocks; valued at $105,000)	100,000	100,000
Bank of America Securities, Inc., (0.17%, dated 10/29/21, due 11/1/21; proceeds $100,001; fully collateralized by various Common Stocks and Preferred Stocks; valued at $105,000)	100,000	100,000
BMO Capital Markets Corp., (0.17%, dated 10/29/21, due 11/1/21; proceeds $5,000; fully collateralized by various Corporate Bonds, 0.55% - 6.75% due 7/11/22 - 5/15/50, by various U.S. Government obligations, 0.38% - 1.88% due 1/31/26 - 2/15/51 and various U.S. Government agency securities, 0.17% - 2.66% due 7/13/22 - 9/20/71 (d); valued at $5,192)	5,000	5,000
BMO Capital Markets Corp., (0.22%, dated 7/19/21, due 1/19/22; proceeds $85,096; fully collateralized by various Corporate Bonds, 0.38% - 8.88% due 3/10/22 - 8/15/53, by various U.S. Government obligations, 0.00% - 4.50% due 10/31/21 - 2/15/27 (d); valued at $89,095) (Demand 11/5/21)	85,000	85,000
	Face Amount (000)	Value (000)
BNP Paribas Securities Corp., (0.36%, dated 9/20/21, due 12/20/21; proceeds $29,026; fully collateralized by various Corporate Bonds, 4.30% - 10.38% due 11/15/24 - 9/1/31; valued at $30,740)	$29,000	$29,000
BNP Paribas Prime Brokerage, Inc., (0.34%, dated 10/29/21, due 11/1/21; proceeds $405,011; fully collateralized by various Corporate Bonds, 1.60% - 13.00% due 5/15/23 - 6/15/76 (d); valued at $429,455)	405,000	405,000
BNP Paribas Prime Brokerage, Inc., (0.39%, dated 10/27/21, due 1/27/22; proceeds $320,319; fully collateralized by various Corporate Bonds, 1.15% - 12.00% due 11/15/21 - 5/15/87 (d); valued at $338,449)	320,000	320,000
Credit Agricole Corporate and Investment Bank, (0.13%, dated 10/29/21, due 11/5/21; proceeds $102,003; fully collateralized by various Corporate Bonds, 0.85% - 8.00% due 2/22/22 - 3/25/61, by various U.S. Government obligations, 0.00% - 0.13% due 7/15/22 - 5/15/32 (d); valued at $107,058)	102,000	102,000
Credit Agricole Corporate and Investment Bank, (0.14% (c), dated 8/18/21, due 11/5/21; proceeds $125,038; fully collateralized by various Corporate Bonds, 0.40% - 6.88% due 2/28/22 - 5/12/51, by various U.S. Government obligations, 0.00% - 3.88% due 2/15/22 - 2/15/33 (d); valued at $131,101) (Demand 11/1/21)	125,000	125,000
Credit Agricole Corporate and Investment Bank, (0.14% (c), dated 9/10/21, due 11/5/21; proceeds $500,109; fully collateralized by various Corporate Bonds, 0.38% - 8.10% due 1/11/22 - 12/15/96, by various U.S. Government obligations, 0.00% - 3.88% due 11/15/21 - 8/15/32 (d); valued at $524,553) (Demand 11/1/21)	500,000	500,000
Federal Reserve Bank of New York, (0.05%, dated 10/29/21, due 11/1/21; proceeds $1,000,004; fully collateralized by various U.S. Government obligations, 2.38% due 1/31/23; valued at $1,000,004)	1,000,000	1,000,000
JP Morgan Securities LLC, (0.05%, dated 10/29/21, due 11/1/21; proceeds $500,002; fully collateralized by various U.S. Government agency securities, 1.50% - 7.00% due 10/20/27 - 5/15/60 (d); valued at $515,002)	500,000	500,000
JP Morgan Securities LLC, (0.29% (c), dated 9/7/21, due 11/5/21; proceeds $90,043; fully collateralized by various Convertable Bonds, 0.00% - 3.50% due 9/15/22 - 1/15/31 (d), and by various Common Stocks and Preferred Stocks; valued at $96,435) (Demand 11/1/21)	90,000	90,000

The accompanying notes are an integral part of the financial statements.

2021 Annual Report

October 31, 2021

Portfolio of Investments (cont'd)

Prime Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (cont'd)
JP Morgan Securities LLC, (0.32% (c), dated 10/8/21, due 11/5/21; proceeds $150,037; fully collateralized by various Corporate Bonds, 3.15% - 8.50% due 11/15/22 - 7/31/29; valued at $159,034) (Demand 11/1/21)	$150,000	$150,000
JP Morgan Securities LLC, (0.45% (c), dated 5/27/21, due 11/5/21; proceeds $260,527; fully collateralized by various Convertable Bonds, 0.00% - 3.50% due 9/15/22 - 1/15/31 (d), and by various Common Stocks and Preferred Stocks; valued at $278,630) (Demand 11/1/21)	260,000	260,000
Mizuho Securities USA LLC, (0.22%, dated 10/29/21, due 11/1/21; proceeds $150,003; fully collateralized by various Common Stocks; valued at $157,500)	150,000	150,000
RBC Capital Markets LLC, (0.15%, dated 10/27/21, due 11/3/21; proceeds $80,002; fully collateralized by various Corporate Bonds, 0.30% - 8.05% due 1/10/22 - 5/15/55 (d); valued at $84,000)	80,000	80,000
Scotia Capital USA, Inc., (0.32%, dated 10/29/21, due 11/1/21; proceeds $50,001; fully collateralized by various Corporate Bonds, 0.88% - 5.55% due 11/15/22 - 2/15/53 (d); valued at $52,500)	50,000	50,000
Scotia Capital USA, Inc., (0.42%, dated 10/29/21, due 11/1/21; proceeds $340,012; fully collateralized by various Corporate Bonds, 3.50% - 7.88% due 11/15/21 - 3/1/29; valued at $360,398)	340,000	340,000
Societe Generale, (0.15%, dated 10/29/21, due 11/1/21; proceeds $15,000; fully collateralized by various Corporate Bonds, 0.20% - 7.88% due 6/28/22 - 8/16/77 (d); valued at $15,751)	15,000	15,000
Societe Generale, (0.19% (c), dated 5/7/21, due 11/9/21; proceeds $150,147; fully collateralized by various Common Stocks; valued at $157,532) (Demand 11/1/21)	150,000	150,000
Societe Generale, (0.19% (c), dated 8/10/21, due 11/9/21; proceeds $75,036; fully collateralized by various Common Stocks; valued at $78,766) (Demand 11/1/21)	75,000	75,000
Societe Generale, (0.19% (c), dated 9/16/21, due 3/16/22; proceeds $325,310; fully collateralized by various Common Stocks; valued at $341,549) (Demand 11/1/21)	325,000	325,000
Societe Generale, (0.22%, dated 10/29/21, due 11/1/21; proceeds $250,005; fully collateralized by various Corporate Bonds, 1.70% - 13.00% due 11/10/21 - 6/4/81 (d); valued at $264,971)	250,000	250,000
TD Securities (USA) LLC, (0.14%, dated 10/29/21, due 11/1/21; proceeds $140,002; fully collateralized by various Corporate Bonds, 0.65% - 7.50% due 1/20/22 - 11/1/63 (d); valued at $147,001)	140,000	140,000
	Face Amount (000)	Value (000)
Wells Fargo Securities LLC, (0.17%, dated 10/29/21, due 11/1/21; proceeds $35,000; fully collateralized by various Corporate Bonds, 1.10% - 6.63% due 6/23/25 - 6/1/51 (d); valued at $36,750)	$35,000	$35,000
Wells Fargo Securities LLC, (0.22%, dated 10/28/21, due 11/4/21; proceeds $60,003; fully collateralized by various Common Stocks and Preferred Stocks; valued at $63,000)	60,000	60,000
Wells Fargo Securities LLC, (0.32%, dated 8/3/21, due 11/1/21; proceeds $100,080; fully collateralized by various Corporate Bonds, 0.44% - 8.25% due 1/12/22 - 7/1/14 (d); valued at $105,001)	100,000	100,000
Wells Fargo Securities LLC, (0.33%, dated 9/9/21, due 12/7/21; proceeds $10,008; fully collateralized by various Common Stocks and Preferred Stocks; valued at $10,500)	10,000	10,000
Wells Fargo Securities LLC, (0.35%, dated 10/28/21, due 1/26/22; proceeds $130,114; fully collateralized by various Common Stocks and Preferred Stocks; valued at $136,500)	130,000	130,000
Total Repurchase Agreements (Cost $6,410,500)		6,410,500
Time Deposits (14.2%)
International Banks (14.2%)
Barclays Bank PLC (New York Branch)
0.07%, 11/1/21	50,000	50,000
BNP Paribas SA
0.06%, 11/1/21	80,000	80,000
Canadian Imperial Bank of Commerce
0.05%, 11/1/21	285,000	285,000
Cooperatieve Rabobank UA (New York Branch)
0.05%, 11/1/21	645,000	645,000
Credit Agricole Corporate and Investment Bank
0.07%, 11/1/21	110,000	110,000
DNB Bank ASA (New York Branch)
0.05%, 11/1/21	400,000	400,000
Mizuho Bank Ltd.,
0.07%, 11/1/21	313,000	313,000
National Bank of Canada (Montreal Branch)
0.05%, 11/1/21	130,000	130,000
Natixis (New York Branch)
0.06%, 11/1/21	144,000	144,000
Skandinaviska Enskilda Banken AB,
0.05%, 11/1/21	220,000	220,000
Total Time Deposits (Cost $2,377,000)		2,377,000
Total Investments (100.2%) (Cost $16,818,861) (e)(f)		16,819,685
Liabilities in Excess of Other Assets (-0.2%)		(34,197)
Net Assets (100.0%)		$16,785,488

The accompanying notes are an integral part of the financial statements.

2021 Annual Report

October 31, 2021

Portfolio of Investments (cont'd)

Prime Portfolio

(a)  The rates shown are the effective yields at the date of purchase.

(b)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(c)  Floating or variable rate securities: The rates disclosed are as of October 31, 2021. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Portfolio of Investments. Certain variable rate securities may not be based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Portfolio of Investments.

(d)  Perpetual — One or more securities do not have a predetermined maturity date. Rates for these securities are fixed for a period of time, after which they revert to a floating rate. Interest rates in effect are as of October 31, 2021.

(e)  Securities are available for collateral in connection with securities purchased on a forward commitment basis.

(f)  At October 31, 2021, the aggregate cost for federal income tax purposes is approximately $16,818,861,000. The aggregate gross unrealized appreciation is approximately $937,000 and the aggregate gross unrealized depreciation is approximately $113,000, resulting in net unrealized appreciation of approximately $824,000.

(g)  All or a portion of the security is subject to delayed delivery.

LIBOR  London Interbank Offered Rate.

SOFR  Secured Overnight Financing Rate.

USD  United States Dollar.

Portfolio Composition

Classification	Percentage of Total Investments
Repurchase Agreements	38.1%
Commercial Paper	31.7
Time Deposits	14.1
Floating Rate Notes	9.0
Certificates of Deposit	7.0
Other*	0.1
Total Investments	100.0%

*  Industry and/or investment type representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.

2021 Annual Report

October 31, 2021

Investment Overview (unaudited)

Government Portfolio

The Government Portfolio seeks preservation of capital, daily liquidity and maximum current income. The Fund seeks to maintain a stable net asset value of $1.00 per share by investing exclusively in obligations issued or guaranteed by the U.S. government and its agencies and instrumentalities and in repurchase agreements collateralized by such securities.

Performance

For the fiscal year ended October 31, 2021, the Fund's Institutional Share Class had a total return of 0.03%. For the seven-day period ended October 31, 2021, the Fund's Institutional Share Class provided an annualized current yield of 0.03% (subsidized) and –0.14% (non-subsidized), while its 30-day moving average annualized yield was 0.03% (subsidized) and –0.14% (non-subsidized.) Yield quotation more closely reflects the current earnings of the Fund than the total return. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. Past performance is no guarantee of future results.

Factors Affecting Performance

•  As expected, the Federal Open Market Committee (FOMC or Committee) kept the target range for the federal funds rate unchanged at 0.00% to 0.25% at the conclusion of its November 5, 2020 meeting. In addition, the FOMC maintained its quantitative easing program, saying, "over coming months the Federal Reserve will increase its holdings of Treasury securities and agency mortgage-backed securities at least at the current pace." The consistent messaging from the Federal Reserve (Fed) allowed it to maintain a low profile while much of the country focused on the U.S. presidential election.

•  At the December 2020 meeting, the FOMC kept the range for the federal funds rate unchanged at 0.00% to 0.25%. Much of the meeting's focus related to forward guidance and the asset purchase program. The Fed reiterated it will "continue to increase its holdings of Treasury securities by at least $80 billion per month and of agency mortgage-backed securities by at least $40 billion per month until substantial further progress has been made toward the Committee's maximum employment and price stability goals." Effectively signifying that until both maximum unemployment and consistent

2% inflation is met, the Fed will continue asset purchases.

•  In addition to the press release, the Fed updated its economic projections at the December 2020 meeting. Chairman Powell and the FOMC reinforced their forward guidance and accommodative policy stance with the updated dot plot, which illustrated that 16 out of 17 officials expected to keep rates at current levels through 2022, while 12 of the 17 officials expected rates to remain unchanged through 2023. The FOMC projected real gross domestic product (GDP) to contract by 2.4% in 2020, but rebound in both 2021 and 2022. The Fed estimated the unemployment rate will decrease to 6.7% in 2020, then recover sharply in the following two years. The Committee marginally increased projections for core Personal Consumption Expenditures, but did not see inflation rising to 2% until 2023. While many of these figures were positively revised since September 2020, the FOMC planned to use "its full range of tools to support the U.S. economy in this challenging time, thereby promoting its maximum employment and price stability goals."

•  After a record third quarter 2020 GDP growth rate, the U.S. economy slowed down in the fourth quarter, expanding at 4% (annualized) as the pandemic weighed on the labor market and Americans' willingness to spend.(i) Personal consumption, the largest part of the economy, increased at 2.5%, below 3.1% expectations.(ii) Additionally, nonfarm payrolls posted the first decline in eight months as of December 2020, decreasing 140,000 from the prior month, while the unemployment and participation rates held constant at 6.7% and 61.5%, respectively.(iii) While overall this was a disappointing release, sentiment about the outlook for the economy remained relatively unchanged.

•  As expected, the FOMC held the range for the federal funds rate steady at 0.00% to 0.25% at the conclusion of its January 2021 meeting. In addition, forward guidance and quantitative easing policy were left intact. While much was left unchanged, the Fed tweaked its view on economic conditions. The Fed continued to acknowledge the ongoing economic recovery in prior language, but its January 2021 statement noted, "the pace of the

2021 Annual Report

October 31, 2021

Investment Overview (unaudited) (cont'd)

Government Portfolio

recovery in economic activity and employment has moderated in recent months." The Fed viewed its current policy stance as appropriate "until labor market conditions have reached levels consistent with the Committee's assessments of maximum employment and inflation has risen to 2% and is on track to moderately exceed 2% for some time."

•  While no formal policy meeting occurred in February 2021, Chairman Powell presented the Fed's semiannual monetary policy report to Congress. The chairman kept his prepared remarks very consistent with recent Fed language and FOMC press releases. He reiterated that the Fed is committed to maximum employment and price stability in addition to its current monetary policy stance.

•  As expected, the FOMC kept the range for the federal funds rate unchanged at 0.00% to 0.25% at the conclusion of its March 2021 meeting. The Fed did not tweak its forward guidance or quantitative easing policies. The March 2021 press release remained consistent with prior meetings but with a more upbeat assessment of the pace of the economic recovery. Having previously characterized the recovery as moderating at the January 2021 meeting, the Fed noted in its March statement "following a moderation in the pace of the recovery, indicators of economic activity and employment have turned up recently."

•  In addition to the press release, the Fed introduced an updated summary of economic projections. Chairman Powell and the FOMC reiterated current forward guidance and accommodative policy with its updated dot plot, which illustrated that 14 out of 18 officials expected to keep rates at current levels through 2022, while 11 of the 18 officials expected rates to remain unchanged through 2023. The FOMC increased its real GDP projection to 6.5% in 2021 from 4.2% in the December 2020 projections. The Fed estimated the unemployment rate would decline to 4.5% in 2021 and continue to improve in the following two years. The Committee projected core Personal Consumption Expenditures inflation to rise slightly above 2% in 2021, but ultimately level out at 2% over the course of 2022 and 2023.

•  GDP increased 6.3% (annualized) in the first quarter of 2021, as economic activity continued to rebound with rising vaccination rates and further relaxation of social and business restrictions. Monthly non-farm payroll gains averaged 468,000 in the first three months of 2021, and the unemployment rate fell to 6.0% as of March 31, 2021, from 6.3% as of January 31, 2021.

•  As expected in the April 2021 meeting, the FOMC kept the range for the federal funds rate unchanged at 0.00% to 0.25%. While the Fed maintained its steadfast accommodative monetary policy, it noted changes to the economy, progress on vaccinations and risks to the outlook. For the first time, the Fed commented on the vaccine rollout and strong fiscal policy that have helped "strengthen" the economy. More specifically, the Fed said, "Amid progress on vaccinations and strong policy support, indicators of economic activity and employment have strengthened. The sectors most adversely affected by the pandemic remain weak but have shown improvement. Inflation has risen, largely reflecting transitory factors." The Fed removed "considerable" when describing risks to the economy, saying, "the ongoing public health crisis continues to weigh on the economy, and risks to the economic outlook remain." Looking ahead, Chairman Powell strongly reiterated the Fed's forward guidance on quantitative easing policy and view on rates, as they still considered the economy a long way from the Fed's goals.

•  The FOMC did not meet in May 2021. Minutes from the April 2021 FOMC meeting released during May indicated that officials were cautiously optimistic about the U.S. economic recovery, with some signaling that it would be appropriate to adjust the pace of their asset purchase program.

•  The FOMC kept the range for the federal funds rate unchanged at 0.00% to 0.25% at the conclusion of its June 2021 meeting as expected. While the Fed did not tweak its forward guidance or quantitative easing policies, it did make a technical adjustment to rates. The FOMC boosted the rate on its overnight reverse repurchase (RRP) agreement facility by 5 basis points to 0.05% and increased the interest paid on excess reserves by 5 basis points to 0.15% to foster smoother funding in the money markets. The statement positively

2021 Annual Report

October 31, 2021

Investment Overview (unaudited) (cont'd)

Government Portfolio

tweaked language regarding vaccinations and the economy, saying, "progress on vaccinations has reduced the spread of COVID-19 in the United States. Amid this progress and strong policy support, indicators of economic activity and employment have strengthened."

•  In addition to the press release, the Fed updated its summary of economic projections. The main modification to the FOMC's projections occurred in 2023 dot plot. Thirteen of the 18 voting members expected two rate hikes in 2023, as of June 2021, compared to the March 2021 projections showing only 7 of 18 voting members expecting a rate liftoff. The FOMC upgraded its real GDP forecast to 7.0% in 2021 from 6.5% in the March 2021 forecast and unemployment rate projections were roughly unchanged from its last meeting. The Committee estimated core Personal Consumption Expenditures inflation to rise to 3% in 2021, but ultimately level out around 2% over the course of 2022 and 2023. Although the Fed upgraded its language and economic forecasts, it remained prepared to adjust the stance of its monetary policy if risks emerge that impede the attainment of its goals.

•  In the second quarter of 2021, GDP grew 6.7% (annualized), which fell short of analysts' expectations but nonetheless showed a modest acceleration from the first quarter's pace. Employment also improved, with non-farm payrolls averaging 615,000 in the quarter and the unemployment rate falling to 5.9% as of June 30, 2021. Notably, inflation rose sharply in the quarter, in part because the annual rate calculation period included the steep price declines early in the pandemic as well as the surge in demand and lagging supply chains that have accompanied the recovery.

•  The FOMC kept the range for the federal funds rate unchanged at 0.00% to 0.25% at the conclusion of its July 2021 meeting, as expected. While messaging remained generally consistent with the prior month's meeting, the Fed upgraded its stance on the economy, noting that it has "continued to strengthen." In consideration of preparing for balance sheet tapering, Chairman Powell indicated that the economy has made progress toward the Fed's employment and inflation goals but data have not been "sufficient" to warrant policy shifts. Current policy continues to be viewed as "appropriate," and the Committee will "continue to assess progress in coming meetings."

•  Minutes from the July 2021 FOMC meeting showed that officials concluded that they had reached their inflation goals while still needing to make progress on their employment mandate. Regarding the current quantitative easing policies, where the Fed is purchasing $120 billion of bonds monthly, participants noted that "provided that the economy were to evolve broadly as they anticipated, they judged that it could be appropriate to start reducing the pace of asset purchases this year." Chairman Powell's speech at the annual Jackson Hole conference later in the month provided no additional insights on monetary policy and confirmed that tapering is still on the table for later this year. The market's base case projected a tapering announcement at the November 2021 FOMC meeting with a first reduction in bond purchases in December 2021.

•  Officials left interest rates and their monthly asset purchase program unchanged at the September 2021 FOMC meeting while reinforcing the market's perception that tapering later in 2021 is likely. The Fed stated that if progress toward its employment and inflation goals "continues broadly as expected, the Committee judges that a moderation in the pace of asset purchases may soon be warranted." In their updated summary of economic projections, officials were now evenly split on whether raising the federal funds rate in 2022 would be appropriate, compared to June 2021's projections that showed no rate increase until 2023. Finally, the Fed raised the overnight RRP counterparty limit from $80 billion to $160 billion. On September 30, 2021, 92 participants placed a total of $1.605 trillion at the Federal Reserve's overnight RRP facility, a new all-time high setting.

•  GDP growth slowed markedly in the third quarter of 2021, dropping to an annualized rate of 2.0% from an above-trend pace in the first half of 2021 as the impacts of the delta variant COVID-19 surge, supply chain disruptions, labor shortages and higher inflation weakened economic activity. Monthly non-farm payrolls were widely disappointing during

2021 Annual Report

October 31, 2021

Investment Overview (unaudited) (cont'd)

Government Portfolio

the quarter, but rebounded in October 2021, with 531,000 jobs added and notable upward revisions to August and September data. Headline inflation remained elevated, rising 6.2% in the 12 months ended October 2021.(iv)

Management Strategies

•  As of October 31, 2021, the Fund had net assets of approximately $154.1 billion. The Fund's weighted average maturity (WAM) and weighted average life (WAL) were 26 days and 37 days, respectively.

•  We continued to ensure high levels of liquidity and manage the portfolio to be responsive to changes in market conditions and interest rate levels. We purchased U.S. Treasury and government agency debt, to a lesser extent, and held a significant portion of the Fund in short-term repurchase agreements. We continued to focus on conservative positioning while maintaining a competitive return for investors.

(i)  Source for GDP data used in this report: Bureau of Economic Analysis and Bloomberg L.P.

(ii)  Source: Bureau of Economic Analysis and Bloomberg L.P.

(iii)  Source for labor market data used in this report: Bureau of Labor Statistics and Bloomberg L.P.

(iv)  Source: Bureau of Labor Statistics

2021 Annual Report

October 31, 2021

Portfolio of Investments

Government Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (70.9%)
ABN Amro Securities LLC, (Interest in $900,000 joint repurchase agreement, 0.05% dated 10/29/21 under which ABN Amro Securities LLC, will repurchase the securities provided as collateral for $900,004 on 11/1/21. The securities provided as collateral at the end of the period held with BNY Mellon, tri-party agent, were various U.S. Government agency securities and U.S. Government obligations with various maturities to 3/20/51; valued at $926,213)	$291,500	$291,500
Bank of Montreal, (0.06%, dated 10/29/21, due 2/4/22; proceeds $250,041; fully collateralized by various U.S. Government agency securities, 0.95% - 5.50% due 4/1/22 - 10/15/61 (a); valued at $257,496) (Demand 11/5/21)	250,000	250,000
Bank of Montreal, (0.18%, dated 10/5/21, due 11/5/21; proceeds $100,016; fully collateralized by various U.S. Government agency securities, 0.03% - 6.06% due 10/25/23 - 8/20/69 (a); valued at $105,000)	100,000	100,000
Bank of Montreal, (0.18%, dated 10/29/21, due 11/1/21; proceeds $50,001; fully collateralized by various U.S. Government agency securities, 0.05% - 6.21% due 10/20/44 - 4/20/70 (a); valued at $52,489)	50,000	50,000
Bank of Montreal, (0.20%, dated 9/30/21, due 1/7/22; proceeds $125,069; fully collateralized by various U.S. Government agency securities, 0.54% - 6.06% due 10/1/31 - 12/20/70 (a); valued at $131,124) (Demand 11/5/21)	125,000	125,000
Bank of Montreal, (0.20%, dated 10/25/21, due 1/25/22; proceeds $100,051; fully collateralized by various U.S. Government agency securities, 0.40% - 6.21% due 2/1/35 - 1/20/70; valued at $104,939) (Demand 11/5/21)	100,000	100,000
Barclays Bank PLC, (0.05%, dated 10/29/21, due 11/5/21; proceeds $200,002; fully collateralized by various U.S. Government agency securities, 2.50% - 3.50% due 10/20/43 - 9/20/51; valued at $206,001)	200,000	200,000
Barclays Bank PLC, (0.15% (b), dated 3/6/19, due 11/5/21; proceeds $200,813; fully collateralized by various U.S. Government agency securities, 2.50% - 6.50% due 4/20/26 - 10/1/51 (a); valued at $206,026) (Demand 11/1/21)	200,000	200,000
Barclays Bank PLC, (0.15% (b), dated 2/20/20, due 11/5/21; proceeds $100,260; fully collateralized by a U.S. Government agency security, 2.50% due 7/20/51 (a); valued at $103,013) (Demand 11/1/21)	100,000	100,000
	Face Amount (000)	Value (000)
BMO Capital Markets Corp., (0.08%, dated 10/29/21, due 11/1/21; proceeds $50,000; fully collateralized by various U.S. Government agency securities, 0.00% - 4.58% due 3/25/26 - 8/20/71 and a U.S. Government obligation, 1.50% due 1/15/23; valued at $51,886)	$50,000	$50,000
BMO Capital Markets Corp., (0.18%, dated 10/29/21, due 11/1/21; proceeds $275,004; fully collateralized by various U.S. Government agency securities, 0.00% - 8.44% due 2/15/22 - 8/20/71 (a); valued at $288,577)	275,000	275,000
BMO Capital Markets Corp., (0.20%, dated 9/23/21, due 12/23/21; proceeds $100,051; fully collateralized by various U.S. Government agency securities, 0.00% - 7.04% due 9/25/23 - 8/20/71 and U.S. Government obligations, 0.00% - 4.38% due 1/27/22 - 2/15/50 (a); valued at $104,756) (Demand 11/5/21)	100,000	100,000
BMO Capital Markets Corp., (0.20%, dated 9/30/21, due 1/7/22; proceeds $100,055; fully collateralized by various U.S. Government agency securities, 0.00% - 6.21% due 9/25/23 - 7/20/71 (a); valued at $105,289) (Demand 11/5/21)	100,000	100,000
BMO Capital Markets Corp., (0.20%, dated 10/29/21, due 2/4/22; proceeds $100,054; fully collateralized by various U.S. Government agency securities, 0.00% - 6.51% due 9/25/23 - 7/20/71 and U.S. Government obligations, 0.00% - 3.88% due 1/27/22 - 4/15/29 (a); valued at $104,761) (Demand 11/5/21)	100,000	100,000
BMO Capital Markets Corp., (0.21%, dated 8/3/21, due 11/3/21; proceeds $100,054; fully collateralized by various U.S. Government agency securities, 0.00% - 6.21% due 2/15/22 - 6/20/71 and U.S. Government obligations, 0.00% - 2.38% due 8/31/22 - 5/15/31 (a); valued at $104,714)	100,000	100,000
BNP Paribas Securities Corp., (Interest in $1,350,000 joint repurchase agreement, 0.05% dated 10/29/21 under which BNP Paribas Securities Corp., will repurchase the securities provided as collateral for $1,350,006 on 11/1/21. The securities provided as collateral at the end of the period held with BNY Mellon, tri-party agent, were various U.S. Government agency securities and U.S. Government obligations with various maturities to 2/15/51; valued at $1,377,000)	1,216,000	1,216,000

The accompanying notes are an integral part of the financial statements.

2021 Annual Report

October 31, 2021

Portfolio of Investments (cont'd)

Government Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (cont'd)
BNP Paribas Securities Corp., (Interest in $2,650,000 joint repurchase agreement, 0.05% dated 10/29/21 under which BNP Paribas Securities Corp., will repurchase the securities provided as collateral for $2,650,011 on 11/1/21. The securities provided as collateral at the end of the period held with BNY Mellon, tri-party agent, were various U.S. Government agency securities and U.S. Government obligations with various maturities to 2/20/69; valued at $2,713,677)	$2,537,000	$2,537,000
BNP Paribas Securities Corp., (0.27% (b), dated 4/8/20, due 12/3/21; proceeds $301,359; fully collateralized by various U.S. Government agency securities, 1.52% - 8.51% due 5/15/27 - 1/15/53 and U.S. Government obligations, 0.13% - 2.38% due 2/15/22 - 1/15/31 (a); valued at $314,790) (Demand 11/1/21)	300,000	300,000
BNP Paribas Securities Corp., (0.27% (b), dated 9/2/20, due 12/3/21; proceeds $100,343; fully collateralized by various U.S. Government agency securities, 0.27% - 8.66% due 5/25/27 - 6/25/59 (a); valued at $105,000) (Demand 11/1/21)	100,000	100,000
BNP Paribas Securities Corp., (0.27% (b), dated 3/23/21, due 12/28/21; proceeds $100,210; fully collateralized by various U.S. Government agency securities, 0.25% - 7.25% due 2/15/32 - 3/25/60 and U.S. Government obligations, 0.00% - 3.13% due 4/30/22 - 5/15/48 (a); valued at $104,922) (Demand 11/1/21)	100,000	100,000
Canadian Imperial Bank of Commerce, (0.05%, dated 10/29/21, due 11/1/21; proceeds $235,001; fully collateralized by various U.S. Government agency securities, 0.00% - 5.00% due 10/1/28 - 5/20/69 and U.S. Government obligations, 1.25% - 2.25% due 5/31/28 - 8/15/46 (a); valued at $242,047)	235,000	235,000
Canadian Imperial Bank of Commerce, (0.09%, dated 8/24/21, due 11/23/21; proceeds $40,009; fully collateralized by various U.S. Government agency securities, 1.05% - 6.61% due 8/1/23 - 12/20/67 and a U.S. Government obligation, 3.00% due 11/15/44 (a); valued at $41,375)	40,000	40,000
Citibank NA, (0.06%, dated 10/28/21, due 11/4/21; proceeds $500,006; fully collateralized by various U.S. Government agency securities, 0.00% - 10.00% due 12/15/21 - 8/20/70 and U.S. Government obligations, 0.00% - 8.00% due 11/15/21 - 5/15/50 (a); valued at $511,303)	500,000	500,000
Citigroup Global Markets Holdings, Inc., (0.06%, dated 10/26/21, due 11/2/21; proceeds $1,000,012; fully collateralized by various U.S. Government agency securities, 1.50% - 4.50% due 6/20/51 - 7/20/51 and a U.S. Government obligation, 2.75% due 11/15/47; valued at $1,029,416)	1,000,000	1,000,000
	Face Amount (000)	Value (000)
Credit Agricole Corporate and Investment Bank, (0.05%, dated 10/29/21, due 11/1/21; proceeds $50,000; fully collateralized by a U.S. Government obligation, 0.88% due 2/15/47; valued at $51,000)	$50,000	$50,000
Credit Agricole Corporate and Investment Bank, (Interest in $400,000 joint repurchase agreement, 0.05% dated 10/29/21 under which Credit Agricole Corporate and Investment Bank, will repurchase the securities provided as collateral for $400,002 on 11/1/21. The securities provided as collateral at the end of the period held with BNY Mellon, tri-party agent, were various U.S. Government agency securities and U.S. Government obligations with various maturities to 1/20/51; valued at $412,000)	300,000	300,000
Credit Agricole Corporate and Investment Bank, (0.05%, dated 10/29/21, due 11/1/21; proceeds $750,003; fully collateralized by various U.S. Government obligations, 0.13% - 2.75% due 4/30/22 - 5/31/28; valued at $765,000)	750,000	750,000
Credit Suisse AG, (0.21% (b), dated 6/9/21, due 2/1/22; proceeds $150,207; fully collateralized by various U.S. Government agency securities, 0.02% - 9.50% due 12/1/21 - 11/25/51 (a); valued at $157,515) (Demand 11/1/21)	150,000	150,000
Daiwa Capital Markets America, Inc., (0.05%, dated 10/29/21, due 11/1/21; proceeds $1,500,006; fully collateralized by various U.S. Government agency securities, 0.00% - 6.00% due 11/26/21 - 10/20/51 and U.S. Government obligations, 0.00% - 6.50% due 10/31/21 - 11/15/47 (a); valued at $1,533,093)	1,500,000	1,500,000
Deutsche Bank Securities, Inc., (0.05%, dated 10/29/21, due 11/1/21; proceeds $1,500,006; fully collateralized by a U.S. Government agency security, 3.50% due 1/1/43 and various U.S. Government obligations, 1.13% - 6.63% due 2/15/27 - 5/15/51; valued at $1,530,000)	1,500,000	1,500,000
Federal Reserve Bank of New York, (0.05%, dated 10/29/21, due 11/1/21; proceeds $67,300,280; fully collateralized by various U.S. Government obligations, 0.38% - 3.38% due 8/15/22 - 8/15/50; valued at $67,300,280)	67,300,000	67,300,000
Fixed Income Clearing Corp., (0.02%, dated 10/29/21, due 11/1/21; proceeds $100,000; fully collateralized by various U.S. Government obligations, 3.00% - 3.63% due 8/15/43 - 11/15/44; valued at $102,000)	100,000	100,000
Fixed Income Clearing Corp., (0.05%, dated 10/29/21, due 11/1/21; proceeds $3,677,013; fully collateralized by various U.S. Government obligations, 0.13% - 2.50% due 5/31/22 - 8/15/40; valued at $3,750,538)	3,676,998	3,676,998

The accompanying notes are an integral part of the financial statements.

2021 Annual Report

October 31, 2021

Portfolio of Investments (cont'd)

Government Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (cont'd)
Fixed Income Clearing Corp., (0.05%, dated 10/29/21, due 11/1/21; proceeds $3,823,019; fully collateralized by various U.S. Government obligations, 0.13% - 2.88% due 1/15/22 - 5/15/51; valued at $3,899,463)	$3,823,003	$3,823,003
Goldman Sachs & Co. LLC, (0.06%, dated 10/26/21, due 11/2/21; proceeds $750,008; fully collateralized by various U.S. Government agency securities, 2.00% - 6.00% due 10/20/24 - 10/15/56 (a); valued at $772,500)	750,000	750,000
ING Financial Markets LLC, (0.07%, dated 10/13/21, due 1/18/22; proceeds $250,044; fully collateralized by various U.S. Government obligations, 0.00% - 3.00% due 11/18/21 - 2/15/51 (a); valued at $255,000)	250,000	250,000
JP Morgan Securities LLC, (0.05%, dated 10/27/21, due 1/4/22; proceeds $300,029; fully collateralized by various U.S. Government obligations, 0.00% - 7.25% due 10/31/21 - 8/15/22; valued at $306,002) (Demand 11/5/21)	300,000	300,000
JP Morgan Securities LLC, (0.05%, dated 10/27/21, due 1/6/22; proceeds $550,054; fully collateralized by various U.S. Government obligations, 0.13% - 7.25% due 11/18/21 - 7/31/26; valued at $561,004) (Demand 11/5/21)	550,000	550,000
JP Morgan Securities LLC, (0.05%, dated 10/28/21, due 11/4/21; proceeds $390,004; fully collateralized by various U.S. Government obligations, 0.00% due 11/2/21 - 8/11/22; valued at $397,802)	390,000	390,000
JP Morgan Securities LLC, (0.06%, dated 8/24/21, due 1/13/22; proceeds $750,163; fully collateralized by various U.S. Government obligations, 0.13% - 2.88% due 10/31/21 - 1/31/26; valued at $765,081) (Demand 11/5/21)	750,000	750,000
JP Morgan Securities LLC, (0.06%, dated 8/25/21, due 12/14/21; proceeds $125,021; fully collateralized by various U.S. Government obligations, 2.00% - 5.25% due 6/30/24 - 11/15/28; valued at $127,513) (Demand 11/5/21)	125,000	125,000
JP Morgan Securities LLC, (0.06%, dated 8/25/21, due 1/6/22; proceeds $265,054; fully collateralized by various U.S. Government obligations, 0.00% - 2.00% due 10/31/21 - 6/30/24; valued at $270,328) (Demand 11/5/21)	265,000	265,000
JP Morgan Securities LLC, (0.06%, dated 9/2/21, due 1/20/22; proceeds $150,032; fully collateralized by a U.S. Government obligation, 2.25% due 11/15/24; valued at $153,014) (Demand 11/5/21)	150,000	150,000
	Face Amount (000)	Value (000)
JP Morgan Securities LLC, (0.06%, dated 10/14/21, due 1/20/22; proceeds $440,066; fully collateralized by various U.S. Government obligations, 0.00% - 7.13% due 11/23/21 - 8/15/26; valued at $448,812) (Demand 11/5/21)	$440,000	$440,000
JP Morgan Securities LLC, (0.06%, dated 8/16/21, due 1/13/22; proceeds $250,063; fully collateralized by a U.S. Government obligation, 0.00% due 11/12/21; valued at $255,033) (Demand 11/5/21)	250,000	250,000
JP Morgan Securities LLC, (0.06%, dated 9/14/21, due 1/13/22; proceeds $352,071; fully collateralized by various U.S. Government obligations, 0.00% due 11/1/21 - 5/15/24; valued at $359,069) (Demand 11/5/21)	352,000	352,000
JP Morgan Securities LLC, (0.06%, dated 9/16/21, due 12/30/21; proceeds $310,054; fully collateralized by a U.S. Government obligation, 0.25% due 5/31/25; valued at $316,225) (Demand 11/5/21)	310,000	310,000
JP Morgan Securities LLC, (0.06%, dated 9/21/21, due 1/6/22; proceeds $500,089; fully collateralized by various U.S. Government obligations, 0.00% - 2.75% due 12/15/21 - 2/15/24; valued at $510,035) (Demand 11/5/21)	500,000	500,000
JP Morgan Securities LLC, (0.06%, dated 10/21/21, due 1/27/22; proceeds $250,041; fully collateralized by various U.S. Government obligations, 0.00% - 2.13% due 2/3/22 - 7/15/24; valued at $255,005) (Demand 11/5/21)	250,000	250,000
JP Morgan Securities LLC, (0.21% (b), dated 8/17/21, due 1/28/22; proceeds $1,126,076; fully collateralized by various U.S. Government agency securities, 0.00% - 9.71% due 2/25/23 - 8/16/63 (a); valued at $1,181,460) (Demand 11/1/21)	1,125,000	1,125,000
Mizuho Securities USA LLC, (0.18% (b), dated 10/26/21, due 12/3/21; proceeds $1,000,190; fully collateralized by various U.S. Government agency securities, 0.00% - 9.08% due 7/25/24 - 5/25/53; valued at $1,044,187) (Demand 11/1/21)	1,000,000	1,000,000
MUFG Securities (Canada) Ltd., (0.05%, dated 10/29/21, due 11/1/21; proceeds $450,002; fully collateralized by various U.S. Government agency securities, 2.00% - 5.00% due 1/1/29 - 1/1/58 and U.S. Government obligations, 0.13% - 3.50% due 2/15/22 - 2/15/51 (a); valued at $462,614)	450,000	450,000
MUFG Securities Americas, Inc., (0.05%, dated 10/29/21, due 11/1/21; proceeds $250,001; fully collateralized by various U.S. Government agency securities, 1.92% - 6.00% due 2/1/23 - 11/1/51 (a); valued at $257,501)	250,000	250,000

The accompanying notes are an integral part of the financial statements.

2021 Annual Report

October 31, 2021

Portfolio of Investments (cont'd)

Government Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (cont'd)
Natixis SA, (Interest in $900,000 joint repurchase agreement, 0.05% dated 10/29/21 under which Natixis SA, will repurchase the securities provided as collateral for $900,004 on 11/1/21. The securities provided as collateral at the end of the period held with BNY Mellon, tri-party agent, were various U.S. Government agency securities and U.S. Government obligations with various maturities to 2/15/49 (a); valued at $918,000)	$400,000	$400,000
Natixis SA, (0.09% (b), dated 4/1/19, due 11/5/21; proceeds $75,172; fully collateralized by various U.S. Government agency securities, 1.95% - 38.82% due 8/1/28 - 11/1/51 and U.S. Government obligations, 0.38% - 3.38% due 11/30/22 - 2/15/51 (a); valued at $77,320) (Demand 11/1/21)	75,000	75,000
Nomura Securities International, Inc., (0.05%, dated 10/29/21, due 11/1/21; proceeds $1,200,005; fully collateralized by various U.S. Government agency securities, 0.00% - 1.75% due 12/15/21 - 5/15/29 and U.S. Government obligations, 0.00% - 1.63% due 2/15/22 - 11/15/40 (a); valued at $1,224,000)	1,200,000	1,200,000
Norinchukin Bank, (0.08%, dated 9/24/21, due 12/16/21; proceeds $450,083; fully collateralized by a U.S. Government obligation, 3.63% due 4/15/28; valued at $458,995)	450,000	450,000
Norinchukin Bank, (0.08%, dated 9/27/21, due 12/17/21; proceeds $225,041; fully collateralized by a U.S. Government obligation, 3.63% due 4/15/28; valued at $229,499)	225,000	225,000
Norinchukin Bank, (0.08%, dated 9/28/21, due 12/17/21; proceeds $365,065; fully collateralized by a U.S. Government obligation, 3.63% due 4/15/28; valued at $372,302)	365,000	365,000
Norinchukin Bank, (0.08%, dated 9/29/21, due 12/20/21; proceeds $1,050,191; fully collateralized by various U.S. Government obligations, 1.50% - 6.75% due 6/30/25 - 4/15/28; valued at $1,071,005)	1,050,000	1,050,000
Northwestern Mutual Life Insurance Company, (0.09%, dated 10/29/21, due 11/1/21; proceeds $800,006; fully collateralized by various U.S. Government agency securities, 2.00% - 4.00% due 12/1/39 - 7/1/51; valued at $824,000)	800,000	800,000
Prudential Insurance Company of America, (0.06%, dated 10/29/21, due 11/1/21; proceeds $370,573; fully collateralized by various U.S. Government obligations, 0.01% due 8/15/31 - 8/15/47; valued at $377,982)	370,571	370,571
	Face Amount (000)	Value (000)
Prudential Legacy Insurance Company of New Jersey, (0.06%, dated 10/29/21, due 11/1/21; proceeds $887,917; fully collateralized by various U.S. Government obligations, 0.00% - 0.01% due 5/15/36 - 5/15/44; valued at $905,671)	$887,913	$887,913
Royal Bank of Canada, (0.06%, dated 8/6/21, due 3/4/22; proceeds $250,088; fully collateralized by various U.S. Government agency securities, 2.00% - 7.50% due 6/15/24 - 9/20/51 and U.S. Government obligations, 0.00% - 3.38% due 12/15/21 - 4/15/32 (a); valued at $256,213) (Demand 11/5/21)	250,000	250,000
Royal Bank of Canada, (0.06%, dated 8/10/21, due 3/4/22; proceeds $750,258; fully collateralized by a U.S. Government agency security, 3.00% due 11/1/50 and various U.S. Government obligations, 0.00% - 3.75% due 1/20/22 - 8/15/44 (a); valued at $765,153) (Demand 11/5/21)	750,000	750,000
Royal Bank of Canada, (0.07%, dated 3/18/21, due 12/17/21; proceeds $2,451,305; fully collateralized by various U.S. Government agency securities, 1.61% - 6.50% due 6/1/25 - 8/1/59 (a); valued at $2,523,500) (Demand 11/5/21)	2,450,000	2,450,000
Royal Bank of Canada, (0.07%, dated 3/30/21, due 1/27/22; proceeds $480,283; fully collateralized by various U.S. Government agency securities, 1.61% - 6.50% due 1/1/24 - 3/1/52 (a); valued at $494,400) (Demand 11/5/21)	480,000	480,000
Royal Bank of Canada, (0.07%, dated 4/1/21, due 1/26/22; proceeds $1,000,583; fully collateralized by various U.S. Government agency securities, 2.00% - 4.50% due 5/1/31 - 11/1/51; valued at $1,030,000) (Demand 11/5/21)	1,000,000	1,000,000
Royal Bank of Canada, (0.07%, dated 4/6/21, due 2/4/22; proceeds $650,384; fully collateralized by various U.S. Government agency securities, 1.50% - 4.50% due 5/1/31 - 1/1/60 (a); valued at $669,500) (Demand 11/5/21)	650,000	650,000
Royal Bank of Canada, (0.08%, dated 2/10/21, due 11/5/21; proceeds $350,208; fully collateralized by various U.S. Government agency securities, 2.00% - 5.00% due 10/1/28 - 2/1/57 (a); valued at $360,500)	350,000	350,000
Societe Generale, (0.05%, dated 10/28/21, due 11/4/21; proceeds $750,007; fully collateralized by various U.S. Government obligations, 0.00% - 8.00% due 10/31/21 - 8/15/51 (a); valued at $765,007)	750,000	750,000
Sumitomo Mitsui Banking Corp., (0.06%, dated 10/29/21, due 11/1/21; proceeds $500,003; fully collateralized by various U.S. Government agency securities, 2.50% - 4.00% due 12/20/43 - 9/20/51 (a); valued at $515,003)	500,000	500,000

The accompanying notes are an integral part of the financial statements.

2021 Annual Report

October 31, 2021

Portfolio of Investments (cont'd)

Government Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (cont'd)
TD Securities (USA) LLC, (0.05%, dated 10/27/21, due 11/3/21; proceeds $500,005; fully collateralized by various U.S. Government obligations, 0.36% - 8.00% due 10/31/21 - 8/15/51 (a); valued at $510,000)	$500,000	$500,000
Total Repurchase Agreements (Cost $109,279,985)		109,279,985
U.S. Agency Securities (7.3%)
Federal Farm Credit Bank,
Daily FCPR - 3.17%, 0.08%, 1/13/23 (b)	200,000	199,976
0.08%, 12/22/21 (c)	75,000	74,991
0.13%, 11/2/21	275,000	275,000
SOFR + 0.13%, 0.18%, 2/11/22 - 3/9/22 (b)	182,000	182,000
1 Month USD LIBOR + 0.10%, 0.19%, 12/23/21 (b)	118,000	118,000
1 Month USD LIBOR + 0.11%, 0.20%, 12/10/21 (b)	95,000	95,000
SOFR + 0.19%, 0.24%, 11/18/21 - 7/14/22 (b)	145,000	145,000
Daily FCPR - 3.00%, 0.25%, 11/29/21 (b)	100,000	100,000
SOFR + 0.32%, 0.37%, 1/12/22 (b)	200,000	200,000
Federal Home Loan Bank,
0.04%, 1/28/22	500,000	499,987
0.04%, 2/2/22 (c)(d)	500,000	499,942
0.04%, 2/3/22 (c)	750,000	749,912
0.05%, 11/9/21 - 3/25/22	425,000	424,993
SOFR + 0.01%, 0.06%, 12/23/21 - 8/1/22 (b)	335,000	335,000
0.06%, 4/22/22 - 4/27/22 (c)	582,000	581,843
SOFR + 0.12%, 0.17%, 2/10/22 - 2/28/22 (b)	994,800	994,800
SOFR + 0.35%, 0.40%, 3/28/22 (b)	500,000	500,000
Federal Home Loan Mortgage Corp.,
SOFR + 0.10%, 0.15%, 9/9/22 (b)	250,000	250,000
SOFR + 0.15%, 0.20%, 3/4/22 (b)	307,000	307,000
SOFR + 0.18%, 0.23%, 12/13/21 (b)	350,000	350,000
SOFR + 0.20%, 0.25%, 3/11/22 (b)	340,000	340,000
SOFR + 0.26%, 0.31%, 5/5/22 (b)	548,000	548,000
Federal National Mortgage Association,
SOFR + 0.11%, 0.16%, 3/4/22 (b)	125,000	125,000
SOFR + 0.20%, 0.25%, 12/16/21 (b)	650,000	650,000
SOFR + 0.22%, 0.27%, 3/16/22 - 5/9/22 (b)	1,168,000	1,168,000
SOFR + 0.30%, 0.35%, 4/28/22 (b)	295,000	295,000
SOFR + 0.31%, 0.36%, 1/24/22 (b)	150,000	150,000
SOFR + 0.32%, 0.37%, 4/27/22 (b)	100,000	100,000
SOFR + 0.35%, 0.40%, 4/7/22 (b)	250,000	250,000
SOFR + 0.36%, 0.41%, 1/20/22 (b)	400,000	400,000
SOFR + 0.39%, 0.44%, 4/15/22 (b)	200,000	200,000
U.S. International Development Finance Corporation,
0.09%, 11/5/21 (b)	23,843	23,843
0.10%, 11/5/21 (b)	22,000	22,000
0.90%, 11/5/21 (b)	4,000	4,000
Total U.S. Agency Securities (Cost $11,159,287)		11,159,287
	Face Amount (000)	Value (000)
U.S. Treasury Securities (25.8%)
U.S. Treasury Bills,
0.05%, 11/23/21 - 3/17/22 (e)	$5,618,719	$5,618,393
0.06%, 3/1/22 (d)(e)	4,000,000	3,999,266
0.06%, 11/18/21 - 4/28/22 (d)(e)	20,909,701	20,907,551
0.06%, 12/28/21 (e)	1,000,000	999,905
0.06%, 11/30/21 (d)(e)	1,300,000	1,299,942
0.07%, 12/2/21 - 4/21/22 (e)	1,926,950	1,926,490
0.07%, 5/5/22 (d)(e)	835,406	835,131
0.08%, 12/21/21 - 10/6/22 (e)	850,000	849,406
U.S. Treasury Notes,
3 Month Treasury Money Market Yield + 0.06%, 0.11%, 10/31/22 (b)	1,100,000	1,099,944
3 Month Treasury Money Market Yield + 0.11%, 0.17%, 4/30/22 (b)	375,000	375,137
0.13%, 4/30/22	250,000	250,058
0.38%, 3/31/22	100,000	100,129
1.38%, 1/31/22	115,000	115,375
1.50%, 1/31/22	150,000	150,527
1.88%, 1/31/22 - 5/31/22	923,600	928,624
2.25%, 4/15/22	100,000	100,971
2.63%, 12/15/21	200,000	200,610
Total U.S. Treasury Securities (Cost $39,757,459)		39,757,459
Total Investments (104.0%) (Cost $160,196,731) (f)(g)		160,196,731
Liabilities in Excess of Other Assets (-4.0%)		(6,129,916)
Net Assets (100.0%)		$154,066,815

(a)  Perpetual — One or more securities do not have a predetermined maturity date. Rates for these securities are fixed for a period of time, after which they revert to a floating rate. Interest rates in effect are as of October 31, 2021.

(b)  Floating or variable rate securities: The rates disclosed are as of October 31, 2021. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Portfolio of Investments. Certain variable rate securities may not be based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Portfolio of Investments.

(c)  Purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.

(d)  All or a portion of the security is subject to delayed delivery.

(e)  Rate shown is the yield to maturity at October 31, 2021.

(f)  Securities are available for collateral in connection with securities purchased on a forward commitment basis and purchase of when-issued securities.

(g)  The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes.

FCPR  Federal Reserve Bank Prime Loan Rate U.S.

LIBOR  London Interbank Offered Rate.

SOFR  Secured Overnight Financing Rate.

USD  United States Dollar.

The accompanying notes are an integral part of the financial statements.

2021 Annual Report

October 31, 2021

Portfolio of Investments (cont'd)

Government Portfolio

Portfolio Composition

Classification	Percentage of Total Investments
Repurchase Agreements	68.2%
U.S. Treasury Securities	24.8
U.S. Agency Securities	7.0
Total Investments	100.0%

The accompanying notes are an integral part of the financial statements.

2021 Annual Report

October 31, 2021

Investment Overview (unaudited)

Government Securities Portfolio

The Government Securities Portfolio seeks preservation of capital, daily liquidity and maximum current income. The Fund seeks to maintain a stable net asset value of $1.00 per share by investing substantially all of its assets in U.S. Treasury obligations and certain U.S. government securities, the interest from which is generally exempt from state income taxation.

Performance

For the fiscal period ended October 31, 2021, the Fund's Institutional Share Class had a total return of 0.01%. For the seven-day period ended October 31, 2021, the Fund's Institutional Share Class provide an annualized current yield of 0.01% (subsidized) and –0.17% (non-subsidized), while its 30-day moving average annualized yield was 0.01% (subsidized) and –0.17% (non-subsidized). Yield quotation more closely reflects the current earnings of the Fund than the total return. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. Past performance is no guarantee of future results.

Factors Affecting Performance

•  As expected, the Federal Open Market Committee (FOMC or Committee) kept the target range for the federal funds rate unchanged at 0.00% to 0.25% at the conclusion of its November 5, 2020 meeting. In addition, the FOMC maintained its quantitative easing program, saying, "over coming months the Federal Reserve will increase its holdings of Treasury securities and agency mortgage-backed securities at least at the current pace." The consistent messaging from the Federal Reserve (Fed) allowed it to maintain a low profile while much of the country focused on the U.S. presidential election.

•  At the December 2020 meeting, the FOMC kept the range for the federal funds rate unchanged at 0.00% to 0.25%. Much of the meeting's focus related to forward guidance and the asset purchase program. The Fed reiterated it will "continue to increase its holdings of Treasury securities by at least $80 billion per month and of agency mortgage-backed securities by at least $40 billion per month until substantial further progress has been made toward the Committee's maximum employment and price stability goals." Effectively signifying that until both maximum unemployment and consistent

2% inflation is met, the Fed will continue asset purchases.

•  In addition to the press release, the Fed updated its economic projections at the December 2020 meeting. Chairman Powell and the FOMC reinforced their forward guidance and accommodative policy stance with the updated dot plot, which illustrated that 16 out of 17 officials expected to keep rates at current levels through 2022, while 12 of the 17 officials expected rates to remain unchanged through 2023. The FOMC projected real gross domestic product (GDP) to contract by 2.4% in 2020, but rebound in both 2021 and 2022. The Fed estimated the unemployment rate will decrease to 6.7% in 2020, then recover sharply in the following two years. The Committee marginally increased projections for core Personal Consumption Expenditures, but did not see inflation rising to 2% until 2023. While many of these figures were positively revised since September 2020, the FOMC planned to use "its full range of tools to support the U.S. economy in this challenging time, thereby promoting its maximum employment and price stability goals."

•  After a record third quarter 2020 GDP growth rate, the U.S. economy slowed down in the fourth quarter, expanding at 4% (annualized) as the pandemic weighed on the labor market and Americans' willingness to spend.(i) Personal consumption, the largest part of the economy, increased at 2.5%, below 3.1% expectations.(ii) Additionally, nonfarm payrolls posted the first decline in eight months as of December 2020, decreasing 140,000 from the prior month, while the unemployment and participation rates held constant at 6.7% and 61.5%, respectively.(iii) While overall this was a disappointing release, sentiment about the outlook for the economy remained relatively unchanged.

•  As expected, the FOMC held the range for the federal funds rate steady at 0.00% to 0.25% at the conclusion of its January 2021 meeting. In addition, forward guidance and quantitative easing policy were left intact. While much was left unchanged, the Fed tweaked its view on economic conditions. The Fed continued to acknowledge the ongoing economic recovery in prior language, but its January 2021 statement noted, "the pace of the

2021 Annual Report

October 31, 2021

Investment Overview (unaudited) (cont'd)

Government Securities Portfolio

recovery in economic activity and employment has moderated in recent months." The Fed viewed its current policy stance as appropriate "until labor market conditions have reached levels consistent with the Committee's assessments of maximum employment and inflation has risen to 2% and is on track to moderately exceed 2% for some time."

•  While no formal policy meeting occurred in February 2021, Chairman Powell presented the Fed's semiannual monetary policy report to Congress. The chairman kept his prepared remarks very consistent with recent Fed language and FOMC press releases. He reiterated that the Fed is committed to maximum employment and price stability in addition to its current monetary policy stance.

•  As expected, the FOMC kept the range for the federal funds rate unchanged at 0.00% to 0.25% at the conclusion of its March 2021 meeting. The Fed did not tweak its forward guidance or quantitative easing policies. The March 2021 press release remained consistent with prior meetings but with a more upbeat assessment of the pace of the economic recovery. Having previously characterized the recovery as moderating at the January 2021 meeting, the Fed noted in its March statement "following a moderation in the pace of the recovery, indicators of economic activity and employment have turned up recently."

•  In addition to the press release, the Fed introduced an updated summary of economic projections. Chairman Powell and the FOMC reiterated current forward guidance and accommodative policy with its updated dot plot, which illustrated that 14 out of 18 officials expected to keep rates at current levels through 2022, while 11 of the 18 officials expected rates to remain unchanged through 2023. The FOMC increased its real GDP projection to 6.5% in 2021 from 4.2% in the December 2020 projections. The Fed estimated the unemployment rate would decline to 4.5% in 2021 and continue to improve in the following two years. The Committee projected core Personal Consumption Expenditures inflation to rise slightly above 2% in 2021, but ultimately level out at 2% over the course of 2022 and 2023.

•  GDP increased 6.3% (annualized) in the first quarter of 2021, as economic activity continued to rebound with rising vaccination rates and further relaxation of social and business restrictions. Monthly non-farm payroll gains averaged 468,000 in the first three months of 2021, and the unemployment rate fell to 6.0% as of March 31, 2021, from 6.3% as of January 31, 2021.

•  As expected in the April 2021 meeting, the FOMC kept the range for the federal funds rate unchanged at 0.00% to 0.25%. While the Fed maintained its steadfast accommodative monetary policy, it noted changes to the economy, progress on vaccinations and risks to the outlook. For the first time, the Fed commented on the vaccine rollout and strong fiscal policy that have helped "strengthen" the economy. More specifically, the Fed said, "Amid progress on vaccinations and strong policy support, indicators of economic activity and employment have strengthened. The sectors most adversely affected by the pandemic remain weak but have shown improvement. Inflation has risen, largely reflecting transitory factors." The Fed removed "considerable" when describing risks to the economy, saying, "the ongoing public health crisis continues to weigh on the economy, and risks to the economic outlook remain." Looking ahead, Chairman Powell strongly reiterated the Fed's forward guidance on quantitative easing policy and view on rates, as they still considered the economy a long way from the Fed's goals.

•  The FOMC did not meet in May 2021. Minutes from the April 2021 FOMC meeting released during May indicated that officials were cautiously optimistic about the U.S. economic recovery, with some signaling that it would be appropriate to adjust the pace of their asset purchase program.

•  The FOMC kept the range for the federal funds rate unchanged at 0.00% to 0.25% at the conclusion of its June 2021 meeting as expected. While the Fed did not tweak its forward guidance or quantitative easing policies, it did make a technical adjustment to rates. The FOMC boosted the rate on its overnight reverse repurchase (RRP) agreement facility by 5 basis points to 0.05% and increased the interest paid on excess reserves by 5 basis points to 0.15% to foster smoother funding in the money markets. The statement positively

2021 Annual Report

October 31, 2021

Investment Overview (unaudited) (cont'd)

Government Securities Portfolio

tweaked language regarding vaccinations and the economy, saying, "progress on vaccinations has reduced the spread of COVID-19 in the United States. Amid this progress and strong policy support, indicators of economic activity and employment have strengthened."

•  In addition to the press release, the Fed updated its summary of economic projections. The main modification to the FOMC's projections occurred in 2023 dot plot. Thirteen of the 18 voting members expected two rate hikes in 2023, as of June 2021, compared to the March 2021 projections showing only 7 of 18 voting members expecting a rate liftoff. The FOMC upgraded its real GDP forecast to 7.0% in 2021 from 6.5% in the March 2021 forecast and unemployment rate projections were roughly unchanged from its last meeting. The Committee estimated core Personal Consumption Expenditures inflation to rise to 3% in 2021, but ultimately level out around 2% over the course of 2022 and 2023. Although the Fed upgraded its language and economic forecasts, it remained prepared to adjust the stance of its monetary policy if risks emerge that impede the attainment of its goals.

•  In the second quarter of 2021, GDP grew 6.7% (annualized), which fell short of analysts' expectations but nonetheless showed a modest acceleration from the first quarter's pace. Employment also improved, with non-farm payrolls averaging 615,000 in the quarter and the unemployment rate falling to 5.9% as of June 30, 2021. Notably, inflation rose sharply in the quarter, in part because the annual rate calculation period included the steep price declines early in the pandemic as well as the surge in demand and lagging supply chains that have accompanied the recovery.

•  The FOMC kept the range for the federal funds rate unchanged at 0.00% to 0.25% at the conclusion of its July 2021 meeting, as expected. While messaging remained generally consistent with the prior month's meeting, the Fed upgraded its stance on the economy, noting that it has "continued to strengthen." In consideration of preparing for balance sheet tapering, Chairman Powell indicated that the economy has made progress toward the Fed's employment and inflation goals but data have not been "sufficient" to warrant policy shifts. Current policy continues to be viewed as "appropriate," and the Committee will "continue to assess progress in coming meetings."

•  Minutes from the July 2021 FOMC meeting showed that officials concluded that they had reached their inflation goals while still needing to make progress on their employment mandate. Regarding the current quantitative easing policies, where the Fed is purchasing $120 billion of bonds monthly, participants noted that "provided that the economy were to evolve broadly as they anticipated, they judged that it could be appropriate to start reducing the pace of asset purchases this year." Chairman Powell's speech at the annual Jackson Hole conference later in the month provided no additional insights on monetary policy and confirmed that tapering is still on the table for later this year. The market's base case projected a tapering announcement at the November 2021 FOMC meeting with a first reduction in bond purchases in December 2021.

•  Officials left interest rates and their monthly asset purchase program unchanged at the September 2021 FOMC meeting while reinforcing the market's perception that tapering later in 2021 is likely. The Fed stated that if progress toward its employment and inflation goals "continues broadly as expected, the Committee judges that a moderation in the pace of asset purchases may soon be warranted." In their updated summary of economic projections, officials were now evenly split on whether raising the federal funds rate in 2022 would be appropriate, compared to June 2021's projections that showed no rate increase until 2023. Finally, the Fed raised the overnight RRP counterparty limit from $80 billion to $160 billion. On September 30, 2021, 92 participants placed a total of $1.605 trillion at the Federal Reserve's overnight RRP facility, a new all-time high setting.

•  GDP growth slowed markedly in the third quarter of 2021, dropping to an annualized rate of 2.0% from an above-trend pace in the first half of 2021 as the impacts of the delta variant COVID-19 surge, supply chain disruptions, labor shortages and higher inflation weakened economic activity. Monthly non-farm payrolls were widely disappointing during the quarter, but rebounded in October 2021, with

2021 Annual Report

October 31, 2021

Investment Overview (unaudited) (cont'd)

Government Securities Portfolio

531,000 jobs added and notable upward revisions to August and September data. Headline inflation remained elevated, rising 6.2% in the 12 months ended October 2021.(iv)

Management Strategies

•  As of October 31, 2021, the Fund had net assets of approximately $17.6 billion. The Fund's weighted average maturity (WAM) and weighted average life (WAL) were 51 days and 85 days, respectively.

•  We continued to ensure high levels of liquidity and manage the portfolio to be responsive to changes in market conditions and interest rate levels. We purchased U.S. Treasury and U.S. government agency debt, to a lesser extent, and remained focused on portfolio liquidity while maintaining a competitive return for investors.

(i)  Source for GDP data used in this report: Bureau of Economic Analysis and Bloomberg L.P.

(ii)  Source: Bureau of Economic Analysis and Bloomberg L.P.

(iii)  Source for labor market data used in this report: Bureau of Labor Statistics and Bloomberg L.P.

(iv)  Source: Bureau of Labor Statistics

2021 Annual Report

October 31, 2021

Portfolio of Investments

Government Securities Portfolio

	Face Amount (000)	Value (000)
U.S. Agency Securities (41.8%)
Federal Farm Credit Bank,
0.00%, 11/1/21 (a)	$117,000	$117,000
0.04%, 1/13/22 - 2/16/22 (a)	227,000	226,975
0.04%, 2/24/22	200,000	199,993
0.05%, 11/4/21 - 2/15/22 (a)	265,000	264,972
Daily FCPR - 3.19%, 0.06%, 5/25/22 (b)	17,500	17,499
SOFR + 0.01%, 0.06%, 3/7/23 (b)	25,000	24,998
SOFR + 0.02%, 0.07%, 2/21/23 (b)	500,000	500,000
0.08%, 12/22/21 - 1/7/22 (a)	30,000	29,996
0.12%, 12/6/21 (a)	7,000	6,999
0.13%, 11/2/21	20,000	20,000
Daily FCPR - 3.05%, 0.20%, 3/9/22 (b)	50,000	49,998
1 Month USD LIBOR + 0.11%, 0.20%, 12/10/21 (b)	5,000	5,000
Federal Home Loan Bank,
0.02%, 11/10/21 (a)	100,000	99,999
0.03%, 11/9/21 - 11/30/21 (a)	1,257,000	1,256,981
0.04%, 11/8/21 - 1/20/22	774,000	774,000
0.04%, 11/1/21 - 12/10/21 (a)	1,089,800	1,089,778
0.05%, 11/9/21 - 2/22/22	400,000	399,997
0.05%, 1/26/22 - 1/28/22 (a)	950,000	949,891
SOFR + 0.01%, 0.06%, 11/17/21 - 10/7/22 (b)	820,000	820,000
SOFR + 0.02%, 0.07%, 3/15/23 (b)	95,000	95,000
0.07%, 2/11/22	50,000	49,998
SOFR + 0.09%, 0.14%, 10/5/22 (b)	100,000	100,000
SOFR + 0.12%, 0.17%, 2/10/22 - 2/28/22 (b)	18,000	18,000
Tennessee Valley Authority,
0.03%, 11/3/21 - 11/10/21 (a)	249,650	249,650
Total U.S. Agency Securities (Cost $7,366,724)		7,366,724
U.S. Treasury Securities (59.8%)
U.S. Treasury Bills,
0.03%, 11/4/21 - 12/2/21 (c)	1,410,000	1,409,982
0.04%, 12/9/21 - 12/23/21 (c)	1,195,000	1,194,941
0.05%, 11/23/21 - 3/17/22 (c)	3,552,065	3,551,814
0.06%, 11/18/21 - 4/21/22 (c)(d)	2,350,000	2,349,800
0.06%, 11/30/21 - 3/1/22 (c)(d)	525,000	524,922
0.07%, 3/24/22 (c)	25,000	24,991
0.07%, 5/5/22 (c)(d)	450,000	449,852
0.09%, 10/6/22 (a)(c)	50,000	49,959
U.S. Treasury Notes,
3 Month Treasury Money Market Yield + 0.05%, 0.10%, 1/31/23 (b)	17,000	17,008
3 Month Treasury Money Market Yield + 0.06%, 0.11%, 7/31/22 - 10/31/22 (b)	168,000	168,002
3 Month Treasury Money Market Yield + 0.11%, 0.17%, 4/30/22 (b)	225,000	225,101
3 Month Treasury Money Market Yield + 0.15%, 0.21%, 1/31/22 (b)	275,000	275,108
1.75%, 2/28/22 - 5/31/22	130,000	130,830
1.88%, 1/31/22	100,000	100,446
2.13%, 12/31/21	50,000	50,170
Total U.S. Treasury Securities (Cost $10,522,926)		10,522,926
Total Investments (101.6%) (Cost $17,889,650) (e)(f)		17,889,650
Liabilities in Excess of Other Assets (-1.6%)		(278,285)
Net Assets (100.0%)		$17,611,365
(a)  Purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.

(b)  Floating or variable rate securities: The rates disclosed are as of October 31, 2021. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Portfolio of Investments. Certain variable rate securities may not be based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Portfolio of Investments.

(c)  Rate shown is the yield to maturity at October 31, 2021.

(d)  All or a portion of the security is subject to delayed delivery.

(e)  Securities are available for collateral in connection with securities purchased on a forward commitment basis.

(f)  The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes.

FCPR  Federal Reserve Bank Prime Loan Rate U.S.

LIBOR  London Interbank Offered Rate.

SOFR  Secured Overnight Financing Rate.

USD  United States Dollar.

Portfolio Composition

Classification	Percentage of Total Investments
U.S. Treasury Securities	58.8%
U.S. Agency Securities	41.2
Total Investments	100.0%

The accompanying notes are an integral part of the financial statements.

2021 Annual Report

October 31, 2021

Investment Overview (unaudited)

Treasury Portfolio

The Treasury Portfolio seeks preservation of capital, daily liquidity and maximum current income. The Fund seeks to maintain a stable net asset value of $1.00 per share by investing exclusively in U.S. Treasury obligations, which are backed by the full faith and credit of the U.S. government, and repurchase agreements collateralized by such securities.

Performance

For the fiscal period ended October 31, 2021, the Fund's Institutional Share Class had a total return of 0.01%. For the seven-day period ended October 31, 2021, the Fund's Institutional Share Class provide an annualized current yield of 0.01% (subsidized) and –0.15% (non-subsidized), while its 30-day moving average annualized yield was 0.01% (subsidized) and –0.15% (non-subsidized). Yield quotation more closely reflects the current earnings of the Fund than the total return. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. Past performance is no guarantee of future results.

Factors Affecting Performance

•  As expected, the Federal Open Market Committee (FOMC or Committee) kept the target range for the federal funds rate unchanged at 0.00% to 0.25% at the conclusion of its November 5, 2020 meeting. In addition, the FOMC maintained its quantitative easing program, saying, "over coming months the Federal Reserve will increase its holdings of Treasury securities and agency mortgage-backed securities at least at the current pace." The consistent messaging from the Federal Reserve (Fed) allowed it to maintain a low profile while much of the country focused on the U.S. presidential election.

•  At the December 2020 meeting, the FOMC kept the range for the federal funds rate unchanged at 0.00% to 0.25%. Much of the meeting's focus related to forward guidance and the asset purchase program. The Fed reiterated it will "continue to increase its holdings of Treasury securities by at least $80 billion per month and of agency mortgage-backed securities by at least $40 billion per month until substantial further progress has been made toward the Committee's maximum employment and price stability goals." Effectively signifying that until both maximum unemployment and consistent

2% inflation is met, the Fed will continue asset purchases.

•  In addition to the press release, the Fed updated its economic projections at the December 2020 meeting. Chairman Powell and the FOMC reinforced their forward guidance and accommodative policy stance with the updated dot plot, which illustrated that 16 out of 17 officials expected to keep rates at current levels through 2022, while 12 of the 17 officials expected rates to remain unchanged through 2023. The FOMC projected real gross domestic product (GDP) to contract by 2.4% in 2020, but rebound in both 2021 and 2022. The Fed estimated the unemployment rate will decrease to 6.7% in 2020, then recover sharply in the following two years. The Committee marginally increased projections for core Personal Consumption Expenditures, but did not see inflation rising to 2% until 2023. While many of these figures were positively revised since September 2020, the FOMC planned to use "its full range of tools to support the U.S. economy in this challenging time, thereby promoting its maximum employment and price stability goals."

•  After a record third quarter 2020 GDP growth rate, the U.S. economy slowed down in the fourth quarter, expanding at 4% (annualized) as the pandemic weighed on the labor market and Americans' willingness to spend.(i) Personal consumption, the largest part of the economy, increased at 2.5%, below 3.1% expectations.(ii) Additionally, nonfarm payrolls posted the first decline in eight months as of December 2020, decreasing 140,000 from the prior month, while the unemployment and participation rates held constant at 6.7% and 61.5%, respectively.(iii) While overall this was a disappointing release, sentiment about the outlook for the economy remained relatively unchanged.

•  As expected, the FOMC held the range for the federal funds rate steady at 0.00% to 0.25% at the conclusion of its January 2021 meeting. In addition, forward guidance and quantitative easing policy were left intact. While much was left unchanged, the Fed tweaked its view on economic conditions. The Fed continued to acknowledge the ongoing economic recovery in prior language, but its January 2021 statement noted, "the pace of the

2021 Annual Report

October 31, 2021

Investment Overview (unaudited) (cont'd)

Treasury Portfolio

recovery in economic activity and employment has moderated in recent months." The Fed viewed its current policy stance as appropriate "until labor market conditions have reached levels consistent with the Committee's assessments of maximum employment and inflation has risen to 2% and is on track to moderately exceed 2% for some time."

•  While no formal policy meeting occurred in February 2021, Chairman Powell presented the Fed's semiannual monetary policy report to Congress. The chairman kept his prepared remarks very consistent with recent Fed language and FOMC press releases. He reiterated that the Fed is committed to maximum employment and price stability in addition to its current monetary policy stance.

•  As expected, the FOMC kept the range for the federal funds rate unchanged at 0.00% to 0.25% at the conclusion of its March 2021 meeting. The Fed did not tweak its forward guidance or quantitative easing policies. The March 2021 press release remained consistent with prior meetings but with a more upbeat assessment of the pace of the economic recovery. Having previously characterized the recovery as moderating at the January 2021 meeting, the Fed noted in its March statement "following a moderation in the pace of the recovery, indicators of economic activity and employment have turned up recently."

•  In addition to the press release, the Fed introduced an updated summary of economic projections. Chairman Powell and the FOMC reiterated current forward guidance and accommodative policy with its updated dot plot, which illustrated that 14 out of 18 officials expected to keep rates at current levels through 2022, while 11 of the 18 officials expected rates to remain unchanged through 2023. The FOMC increased its real GDP projection to 6.5% in 2021 from 4.2% in the December 2020 projections. The Fed estimated the unemployment rate would decline to 4.5% in 2021 and continue to improve in the following two years. The Committee projected core Personal Consumption Expenditures inflation to rise slightly above 2% in 2021, but ultimately level out at 2% over the course of 2022 and 2023.

•  GDP increased 6.3% (annualized) in the first quarter of 2021, as economic activity continued to rebound with rising vaccination rates and further relaxation of social and business restrictions. Monthly non-farm payroll gains averaged 468,000 in the first three months of 2021, and the unemployment rate fell to 6.0% as of March 31, 2021, from 6.3% as of January 31, 2021.

•  As expected in the April 2021 meeting, the FOMC kept the range for the federal funds rate unchanged at 0.00% to 0.25%. While the Fed maintained its steadfast accommodative monetary policy, it noted changes to the economy, progress on vaccinations and risks to the outlook. For the first time, the Fed commented on the vaccine rollout and strong fiscal policy that have helped "strengthen" the economy. More specifically, the Fed said, "Amid progress on vaccinations and strong policy support, indicators of economic activity and employment have strengthened. The sectors most adversely affected by the pandemic remain weak but have shown improvement. Inflation has risen, largely reflecting transitory factors." The Fed removed "considerable" when describing risks to the economy, saying, "the ongoing public health crisis continues to weigh on the economy, and risks to the economic outlook remain." Looking ahead, Chairman Powell strongly reiterated the Fed's forward guidance on quantitative easing policy and view on rates, as they still considered the economy a long way from the Fed's goals.

•  The FOMC did not meet in May 2021. Minutes from the April 2021 FOMC meeting released during May indicated that officials were cautiously optimistic about the U.S. economic recovery, with some signaling that it would be appropriate to adjust the pace of their asset purchase program.

•  The FOMC kept the range for the federal funds rate unchanged at 0.00% to 0.25% at the conclusion of its June 2021 meeting as expected. While the Fed did not tweak its forward guidance or quantitative easing policies, it did make a technical adjustment to rates. The FOMC boosted the rate on its overnight reverse repurchase (RRP) agreement facility by 5 basis points to 0.05% and increased the interest paid on excess reserves by 5 basis points to 0.15% to foster smoother funding in the money markets. The statement positively

2021 Annual Report

October 31, 2021

Investment Overview (unaudited) (cont'd)

Treasury Portfolio

tweaked language regarding vaccinations and the economy, saying, "progress on vaccinations has reduced the spread of COVID-19 in the United States. Amid this progress and strong policy support, indicators of economic activity and employment have strengthened."

•  In addition to the press release, the Fed updated its summary of economic projections. The main modification to the FOMC's projections occurred in 2023 dot plot. Thirteen of the 18 voting members expected two rate hikes in 2023, as of June 2021, compared to the March 2021 projections showing only 7 of 18 voting members expecting a rate liftoff. The FOMC upgraded its real GDP forecast to 7.0% in 2021 from 6.5% in the March 2021 forecast and unemployment rate projections were roughly unchanged from its last meeting. The Committee estimated core Personal Consumption Expenditures inflation to rise to 3% in 2021, but ultimately level out around 2% over the course of 2022 and 2023. Although the Fed upgraded its language and economic forecasts, it remained prepared to adjust the stance of its monetary policy if risks emerge that impede the attainment of its goals.

•  In the second quarter of 2021, GDP grew 6.7% (annualized), which fell short of analysts' expectations but nonetheless showed a modest acceleration from the first quarter's pace. Employment also improved, with non-farm payrolls averaging 615,000 in the quarter and the unemployment rate falling to 5.9% as of June 30, 2021. Notably, inflation rose sharply in the quarter, in part because the annual rate calculation period included the steep price declines early in the pandemic as well as the surge in demand and lagging supply chains that have accompanied the recovery.

•  The FOMC kept the range for the federal funds rate unchanged at 0.00% to 0.25% at the conclusion of its July 2021 meeting, as expected. While messaging remained generally consistent with the prior month's meeting, the Fed upgraded its stance on the economy, noting that it has "continued to strengthen." In consideration of preparing for balance sheet tapering, Chairman Powell indicated that the economy has made progress toward the Fed's employment and inflation goals but data have not been "sufficient" to warrant policy shifts. Current policy continues to be viewed as "appropriate," and the Committee will "continue to assess progress in coming meetings."

•  Minutes from the July 2021 FOMC meeting showed that officials concluded that they had reached their inflation goals while still needing to make progress on their employment mandate. Regarding the current quantitative easing policies, where the Fed is purchasing $120 billion of bonds monthly, participants noted that "provided that the economy were to evolve broadly as they anticipated, they judged that it could be appropriate to start reducing the pace of asset purchases this year." Chairman Powell's speech at the annual Jackson Hole conference later in the month provided no additional insights on monetary policy and confirmed that tapering is still on the table for later this year. The market's base case projected a tapering announcement at the November 2021 FOMC meeting with a first reduction in bond purchases in December 2021.

•  Officials left interest rates and their monthly asset purchase program unchanged at the September 2021 FOMC meeting while reinforcing the market's perception that tapering later in 2021 is likely. The Fed stated that if progress toward its employment and inflation goals "continues broadly as expected, the Committee judges that a moderation in the pace of asset purchases may soon be warranted." In their updated summary of economic projections, officials were now evenly split on whether raising the federal funds rate in 2022 would be appropriate, compared to June 2021's projections that showed no rate increase until 2023. Finally, the Fed raised the overnight RRP counterparty limit from $80 billion to $160 billion. On September 30, 2021, 92 participants placed a total of $1.605 trillion at the Federal Reserve's overnight RRP facility, a new all-time high setting.

•  GDP growth slowed markedly in the third quarter of 2021, dropping to an annualized rate of 2.0% from an above-trend pace in the first half of 2021 as the impacts of the delta variant COVID-19 surge, supply chain disruptions, labor shortages and higher inflation weakened economic activity. Monthly non-farm payrolls were widely disappointing during the quarter, but rebounded in October 2021, with

2021 Annual Report

October 31, 2021

Investment Overview (unaudited) (cont'd)

Treasury Portfolio

531,000 jobs added and notable upward revisions to August and September data. Headline inflation remained elevated, rising 6.2% in the 12 months ended October 2021.(iv)

Management Strategies

•  As of October 31, 2021, the Fund had net assets of approximately $40.0 billion. The Fund's weighted average maturity (WAM) and weighted average life (WAL) were 30 days and 38 days, respectively.

•  We continued to ensure high levels of liquidity and manage the portfolio to be responsive to changes in market conditions and interest rate levels. We purchased U.S. Treasuries and held a significant portion of the portfolio in short-term repurchase agreements, collateralized by U.S. Treasury obligations. We remained focused on portfolio liquidity and conservative positioning while maintaining a competitive return for investors.

(i)  Source for GDP data used in this report: Bureau of Economic Analysis and Bloomberg L.P.

(ii)  Source: Bureau of Economic Analysis and Bloomberg L.P.

(iii)  Source for labor market data used in this report: Bureau of Labor Statistics and Bloomberg L.P.

(iv)  Source: Bureau of Labor Statistics

2021 Annual Report

October 31, 2021

Portfolio of Investments

Treasury Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (69.3%)
Barclays Bank PLC, (0.05%, dated 10/29/21, due 11/1/21; proceeds $100,000; fully collateralized by various U.S. Government obligations, 4.25% - 4.75% due 2/15/37 - 11/15/40; valued at $102,000)	$100,000	$100,000
BNP Paribas Securities Corp., (Interest in $4,000,000 joint repurchase agreement, 0.05% dated 10/29/21 under which BNP Paribas Securities Corp., will repurchase the securities provided as collateral for $4,000,017 on 11/1/21. The securities provided as collateral at the end of the period held with BNY Mellon, tri-party agent, were various U.S. Government agency securities and U.S. Government obligations with various maturities to 2/20/69; valued at $4,090,677)	134,000	134,000
Federal Reserve Bank of New York, (0.05%, dated 10/29/21, due 11/1/21; proceeds $18,200,076; fully collateralized by various U.S. Government obligations, 1.25% - 2.75% due 6/30/25 - 8/15/50; valued at $18,200,076)	18,200,000	18,200,000
Fixed Income Clearing Corp., (0.05%, dated 10/29/21, due 11/1/21; proceeds $500,002; fully collateralized by various U.S. Government obligations, 0.13% - 1.88% due 1/15/23 - 2/15/51; valued at $510,000)	500,000	500,000
ING Financial Markets LLC, (0.07%, dated 10/13/21, due 1/18/22; proceeds $100,018; fully collateralized by various U.S. Government obligations, 0.00% - 2.50% due 12/2/21 - 8/15/46; valued at $102,000)	100,000	100,000
JP Morgan Securities LLC, (0.05%, dated 10/29/21, due 11/1/21; proceeds $1,300,005; fully collateralized by various U.S. Government obligations, 0.00% - 1.88% due 11/12/21 - 11/15/23; valued at $1,326,006)	1,300,000	1,300,000
JP Morgan Securities LLC, (0.06%, dated 8/25/21, due 1/6/22; proceeds $100,020; fully collateralized by various U.S. Government obligations, 0.13% - 2.63% due 5/15/23 - 1/31/26; valued at $102,011) (Demand 11/5/21)	100,000	100,000
JP Morgan Securities LLC, (0.06%, dated 9/21/21, due 1/6/22; proceeds $225,040; fully collateralized by various U.S. Government obligations, 0.00% - 7.25% due 10/31/21 - 5/31/25; valued at $229,516) (Demand 11/5/21)	225,000	225,000
Metropolitan Life Insurance Co., (0.06%, dated 10/29/21, due 11/1/21; proceeds $200,004; fully collateralized by various U.S. Government obligations, 0.00% - 0.01% due 2/15/46 - 11/15/47; valued at $204,003)	200,003	200,003
MUFG Securities (Canada) Ltd., (0.05%, dated 10/28/21, due 11/4/21; proceeds $250,002; fully collateralized by various U.S. Government obligations, 0.13% - 4.25% due 7/15/22 - 2/15/51 (a); valued at $255,002)	250,000	250,000
	Face Amount (000)	Value (000)
Natixis SA, (Interest in $900,000 joint repurchase agreement, 0.05% dated 10/29/21 under which Natixis SA, will repurchase the securities provided as collateral for $900,004 on 11/1/21. The securities provided as collateral at the end of the period held with BNY Mellon, tri-party agent, were various U.S. Government obligations with various maturities to 2/15/49 (a); valued at $918,000)	$500,000	$500,000
Norinchukin Bank, (0.08%, dated 9/24/21, due 12/16/21; proceeds $250,046; fully collateralized by various U.S. Government obligations, 0.50% - 6.75% due 6/30/25 - 4/15/28; valued at $255,000)	250,000	250,000
Norinchukin Bank, (0.08%, dated 9/27/21, due 12/17/21; proceeds $200,036; fully collateralized by various U.S. Government obligations, 3.63% due 4/15/28; valued at $203,999)	200,000	200,000
Norinchukin Bank, (0.08%, dated 9/28/21, due 12/17/21; proceeds $50,009; fully collateralized by various U.S. Government obligations, 3.63% due 4/15/28; valued at $51,001)	50,000	50,000
Societe Generale, (0.05%, dated 10/26/21, due 11/2/21; proceeds $750,007; fully collateralized by various U.S. Government obligations, 0.00% - 7.63% due 10/31/21 - 2/15/51 (a); valued at $765,008)	750,000	750,000
Societe Generale, (0.05%, dated 10/29/21, due 11/5/21; proceeds $1,250,012; fully collateralized by various U.S. Government obligations, 0.00% - 7.25% due 10/31/21 - 2/15/50; valued at $1,275,012)	1,250,000	1,250,000
Sumitomo Mitsui Banking Corp., (0.06%, dated 10/29/21, due 11/1/21; proceeds $3,550,016; fully collateralized by various U.S. Government obligations, 0.25% - 2.88% due 2/15/22 - 5/15/30; valued at $3,621,017)	3,550,000	3,550,000
Total Repurchase Agreements (Cost $27,659,003)		27,659,003
U.S. Treasury Securities (35.0%)
U.S. Treasury Bills,
0.03%, 3/10/22 (b)	220,000	219,959
0.05%, 11/23/21 (b)	1,300,000	1,299,959
0.05%, 12/28/21 (b)	116,204	116,195
0.06%, 11/18/21 - 4/28/22 (b)	6,450,000	6,449,161
0.06%, 11/30/21 (b)(c)	1,425,000	1,424,937
0.06%, 2/3/22 - 3/1/22 (b)(c)	1,550,000	1,549,733
0.07%, 4/21/22 (b)	300,000	299,909
0.07%, 5/5/22 (b)(c)	300,000	299,901
0.08%, 10/6/22 (b)	250,000	249,806
U.S. Treasury Notes,
3 Month Treasury Money Market Yield + 0.06%, 0.11%, 10/31/22 (d)	700,000	699,965
3 Month Treasury Money Market Yield + 0.15%, 0.21%, 1/31/22 (d)	925,000	924,844

The accompanying notes are an integral part of the financial statements.

2021 Annual Report

October 31, 2021

Portfolio of Investments (cont'd)

Treasury Portfolio

	Face Amount (000)	Value (000)
U.S. Treasury Securities (cont'd)
0.38%, 3/31/22	$50,000	$50,060
1.50%, 1/31/22	50,000	50,176
1.75%, 2/28/22	152,800	153,631
1.88%, 2/28/22	150,000	150,877
2.25%, 4/15/22	30,000	30,291
Total U.S. Treasury Securities (Cost $13,969,404)		13,969,404
Total Investments (104.3%) (Cost $41,628,407) (e)(f)		41,628,407
Liabilities in Excess of Other Assets (-4.3%)		(1,723,514)
Net Assets (100.0%)		$39,904,893

(a)  Perpetual — One or more securities do not have a predetermined maturity date. Rates for these securities are fixed for a period of time, after which they revert to a floating rate. Interest rates in effect are as of October 31, 2021.

(b)  Rate shown is the yield to maturity at October 31, 2021.

(c)  All or a portion of the security is subject to delayed delivery.

(d)  Floating or variable rate securities: The rates disclosed are as of October 31, 2021. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Portfolio of Investments. Certain variable rate securities may not be based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Portfolio of Investments.

(e)  Securities are available for collateral in connection with securities purchased on a forward commitment basis.

(f)  The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes.

Portfolio Composition

Classification	Percentage of Total Investments
Repurchase Agreements	66.4%
U.S. Treasury Securities	33.6
Total Investments	100.0%

The accompanying notes are an integral part of the financial statements.

2021 Annual Report

October 31, 2021

Investment Overview (unaudited)

Treasury Securities Portfolio

The Treasury Securities Portfolio seeks preservation of capital, daily liquidity and maximum current income. The Fund seeks to maintain a stable net asset value of $1.00 per share by investing exclusively in U.S. Treasury obligations. Such obligations are backed by the full faith and credit of the U.S. government.

Performance

For the fiscal year ended October 31, 2021, the Fund's Institutional Share Class had a total return of 0.01%. For the seven-day period ended October 31, 2021, the Fund's Institutional Share Class provided an annualized current yield of 0.01% (subsidized) and –0.17% (non-subsidized), while its 30-day moving average annualized yield was 0.01% (subsidized) and –0.17% (non-subsidized). Yield quotation more closely reflects the current earnings of the Fund than the total return. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. Past performance is no guarantee of future results.

Factors Affecting Performance

•  As expected, the Federal Open Market Committee (FOMC or Committee) kept the target range for the federal funds rate unchanged at 0.00% to 0.25% at the conclusion of its November 5, 2020 meeting. In addition, the FOMC maintained its quantitative easing program, saying, "over coming months the Federal Reserve will increase its holdings of Treasury securities and agency mortgage-backed securities at least at the current pace." The consistent messaging from the Federal Reserve (Fed) allowed it to maintain a low profile while much of the country focused on the U.S. presidential election.

•  At the December 2020 meeting, the FOMC kept the range for the federal funds rate unchanged at 0.00% to 0.25%. Much of the meeting's focus related to forward guidance and the asset purchase program. The Fed reiterated it will "continue to increase its holdings of Treasury securities by at least $80 billion per month and of agency mortgage-backed securities by at least $40 billion per month until substantial further progress has been made toward the Committee's maximum employment and price stability goals." Effectively signifying that until both maximum unemployment and consistent

2% inflation is met, the Fed will continue asset purchases.

•  In addition to the press release, the Fed updated its economic projections at the December 2020 meeting. Chairman Powell and the FOMC reinforced their forward guidance and accommodative policy stance with the updated dot plot, which illustrated that 16 out of 17 officials expected to keep rates at current levels through 2022, while 12 of the 17 officials expected rates to remain unchanged through 2023. The FOMC projected real gross domestic product (GDP) to contract by 2.4% in 2020, but rebound in both 2021 and 2022. The Fed estimated the unemployment rate will decrease to 6.7% in 2020, then recover sharply in the following two years. The Committee marginally increased projections for core Personal Consumption Expenditures, but did not see inflation rising to 2% until 2023. While many of these figures were positively revised since September 2020, the FOMC planned to use "its full range of tools to support the U.S. economy in this challenging time, thereby promoting its maximum employment and price stability goals."

•  After a record third quarter 2020 GDP growth rate, the U.S. economy slowed down in the fourth quarter, expanding at 4% (annualized) as the pandemic weighed on the labor market and Americans' willingness to spend.(i) Personal consumption, the largest part of the economy, increased at 2.5%, below 3.1% expectations.(ii) Additionally, nonfarm payrolls posted the first decline in eight months as of December 2020, decreasing 140,000 from the prior month, while the unemployment and participation rates held constant at 6.7% and 61.5%, respectively.(iii) While overall this was a disappointing release, sentiment about the outlook for the economy remained relatively unchanged.

•  As expected, the FOMC held the range for the federal funds rate steady at 0.00% to 0.25% at the conclusion of its January 2021 meeting. In addition, forward guidance and quantitative easing policy were left intact. While much was left unchanged, the Fed tweaked its view on economic conditions. The Fed continued to acknowledge the ongoing economic recovery in prior language, but its January 2021 statement noted, "the pace of the

2021 Annual Report

October 31, 2021

Investment Overview (unaudited) (cont'd)

Treasury Securities Portfolio

recovery in economic activity and employment has moderated in recent months." The Fed viewed its current policy stance as appropriate "until labor market conditions have reached levels consistent with the Committee's assessments of maximum employment and inflation has risen to 2% and is on track to moderately exceed 2% for some time."

•  While no formal policy meeting occurred in February 2021, Chairman Powell presented the Fed's semiannual monetary policy report to Congress. The chairman kept his prepared remarks very consistent with recent Fed language and FOMC press releases. He reiterated that the Fed is committed to maximum employment and price stability in addition to its current monetary policy stance.

•  As expected, the FOMC kept the range for the federal funds rate unchanged at 0.00% to 0.25% at the conclusion of its March 2021 meeting. The Fed did not tweak its forward guidance or quantitative easing policies. The March 2021 press release remained consistent with prior meetings but with a more upbeat assessment of the pace of the economic recovery. Having previously characterized the recovery as moderating at the January 2021 meeting, the Fed noted in its March statement "following a moderation in the pace of the recovery, indicators of economic activity and employment have turned up recently."

•  In addition to the press release, the Fed introduced an updated summary of economic projections. Chairman Powell and the FOMC reiterated current forward guidance and accommodative policy with its updated dot plot, which illustrated that 14 out of 18 officials expected to keep rates at current levels through 2022, while 11 of the 18 officials expected rates to remain unchanged through 2023. The FOMC increased its real GDP projection to 6.5% in 2021 from 4.2% in the December 2020 projections. The Fed estimated the unemployment rate would decline to 4.5% in 2021 and continue to improve in the following two years. The Committee projected core Personal Consumption Expenditures inflation to rise slightly above 2% in 2021, but ultimately level out at 2% over the course of 2022 and 2023.

•  GDP increased 6.3% (annualized) in the first quarter of 2021, as economic activity continued to rebound with rising vaccination rates and further relaxation of social and business restrictions. Monthly non-farm payroll gains averaged 468,000 in the first three months of 2021, and the unemployment rate fell to 6.0% as of March 31, 2021, from 6.3% as of January 31, 2021.

•  As expected in the April 2021 meeting, the FOMC kept the range for the federal funds rate unchanged at 0.00% to 0.25%. While the Fed maintained its steadfast accommodative monetary policy, it noted changes to the economy, progress on vaccinations and risks to the outlook. For the first time, the Fed commented on the vaccine rollout and strong fiscal policy that have helped "strengthen" the economy. More specifically, the Fed said, "Amid progress on vaccinations and strong policy support, indicators of economic activity and employment have strengthened. The sectors most adversely affected by the pandemic remain weak but have shown improvement. Inflation has risen, largely reflecting transitory factors." The Fed removed "considerable" when describing risks to the economy, saying, "the ongoing public health crisis continues to weigh on the economy, and risks to the economic outlook remain." Looking ahead, Chairman Powell strongly reiterated the Fed's forward guidance on quantitative easing policy and view on rates, as they still considered the economy a long way from the Fed's goals.

•  The FOMC did not meet in May 2021. Minutes from the April 2021 FOMC meeting released during May indicated that officials were cautiously optimistic about the U.S. economic recovery, with some signaling that it would be appropriate to adjust the pace of their asset purchase program.

•  The FOMC kept the range for the federal funds rate unchanged at 0.00% to 0.25% at the conclusion of its June 2021 meeting as expected. While the Fed did not tweak its forward guidance or quantitative easing policies, it did make a technical adjustment to rates. The FOMC boosted the rate on its overnight reverse repurchase (RRP) agreement facility by 5 basis points to 0.05% and increased the interest paid on excess reserves by 5 basis points to 0.15% to foster smoother funding in the money markets. The statement positively

2021 Annual Report

October 31, 2021

Investment Overview (unaudited) (cont'd)

Treasury Securities Portfolio

tweaked language regarding vaccinations and the economy, saying, "progress on vaccinations has reduced the spread of COVID-19 in the United States. Amid this progress and strong policy support, indicators of economic activity and employment have strengthened."

•  In addition to the press release, the Fed updated its summary of economic projections. The main modification to the FOMC's projections occurred in 2023 dot plot. Thirteen of the 18 voting members expected two rate hikes in 2023, as of June 2021, compared to the March 2021 projections showing only 7 of 18 voting members expecting a rate liftoff. The FOMC upgraded its real GDP forecast to 7.0% in 2021 from 6.5% in the March 2021 forecast and unemployment rate projections were roughly unchanged from its last meeting. The Committee estimated core Personal Consumption Expenditures inflation to rise to 3% in 2021, but ultimately level out around 2% over the course of 2022 and 2023. Although the Fed upgraded its language and economic forecasts, it remained prepared to adjust the stance of its monetary policy if risks emerge that impede the attainment of its goals.

•  In the second quarter of 2021, GDP grew 6.7% (annualized), which fell short of analysts' expectations but nonetheless showed a modest acceleration from the first quarter's pace. Employment also improved, with non-farm payrolls averaging 615,000 in the quarter and the unemployment rate falling to 5.9% as of June 30, 2021. Notably, inflation rose sharply in the quarter, in part because the annual rate calculation period included the steep price declines early in the pandemic as well as the surge in demand and lagging supply chains that have accompanied the recovery.

•  The FOMC kept the range for the federal funds rate unchanged at 0.00% to 0.25% at the conclusion of its July 2021 meeting, as expected. While messaging remained generally consistent with the prior month's meeting, the Fed upgraded its stance on the economy, noting that it has "continued to strengthen." In consideration of preparing for balance sheet tapering, Chairman Powell indicated that the economy has made progress toward the Fed's employment and inflation goals but data have not been "sufficient" to warrant policy shifts. Current policy continues to be viewed as "appropriate," and the Committee will "continue to assess progress in coming meetings."

•  Minutes from the July 2021 FOMC meeting showed that officials concluded that they had reached their inflation goals while still needing to make progress on their employment mandate. Regarding the current quantitative easing policies, where the Fed is purchasing $120 billion of bonds monthly, participants noted that "provided that the economy were to evolve broadly as they anticipated, they judged that it could be appropriate to start reducing the pace of asset purchases this year." Chairman Powell's speech at the annual Jackson Hole conference later in the month provided no additional insights on monetary policy and confirmed that tapering is still on the table for later this year. The market's base case projected a tapering announcement at the November 2021 FOMC meeting with a first reduction in bond purchases in December 2021.

•  Officials left interest rates and their monthly asset purchase program unchanged at the September 2021 FOMC meeting while reinforcing the market's perception that tapering later in 2021 is likely. The Fed stated that if progress toward its employment and inflation goals "continues broadly as expected, the Committee judges that a moderation in the pace of asset purchases may soon be warranted." In their updated summary of economic projections, officials were now evenly split on whether raising the federal funds rate in 2022 would be appropriate, compared to June 2021's projections that showed no rate increase until 2023. Finally, the Fed raised the overnight RRP counterparty limit from $80 billion to $160 billion. On September 30, 2021, 92 participants placed a total of $1.605 trillion at the Federal Reserve's overnight RRP facility, a new all-time high setting.

•  GDP growth slowed markedly in the third quarter of 2021, dropping to an annualized rate of 2.0% from an above-trend pace in the first half of 2021 as the impacts of the delta variant COVID-19 surge, supply chain disruptions, labor shortages and higher inflation weakened economic activity. Monthly non-farm payrolls were widely disappointing during the quarter, but rebounded in October 2021, with

2021 Annual Report

October 31, 2021

Investment Overview (unaudited) (cont'd)

Treasury Securities Portfolio

531,000 jobs added and notable upward revisions to August and September data. Headline inflation remained elevated, rising 6.2% in the 12 months ended October 2021.(iv)

Management Strategies

•  As of October 31, 2021, the Fund had net assets of approximately $53.6 billion. The Fund's weighted average maturity (WAM) and weighted average life (WAL) were 44 days and 80 days, respectively.

•  We continued to ensure high levels of liquidity and manage the portfolio to be responsive to changes in market conditions and interest rate levels. We purchased fixed- and floating-rate (to a lesser extent) U.S. Treasuries for the portfolio and remained focused on portfolio liquidity and conservative positioning while maintaining a competitive return for investors.

(i)  Source for GDP data used in this report: Bureau of Economic Analysis and Bloomberg L.P.

(ii)  Source: Bureau of Economic Analysis and Bloomberg L.P.

(iii)  Source for labor market data used in this report: Bureau of Labor Statistics and Bloomberg L.P.

(iv)  Source: Bureau of Labor Statistics

2021 Annual Report

October 31, 2021

Portfolio of Investments

Treasury Securities Portfolio

	Face Amount (000)	Value (000)
U.S. Treasury Securities (100.9%)
U.S. Treasury Bills,
0.02%, 11/2/21 (a)	$522,000	$522,000
0.03%, 12/2/21 - 12/9/21 (a)	18,184,160	18,183,618
0.04%, 12/16/21 - 12/23/21 (a)	6,528,140	6,527,796
0.04%, 12/28/21 (a)	1,925,000	1,924,855
0.05%, 11/23/21 - 2/15/22 (a)	12,872,455	12,871,511
0.06%, 11/18/21 - 4/21/22 (a)	5,770,830	5,770,341
0.06%, 11/30/21 - 3/1/22 (a)(b)	1,300,000	1,299,901
U.S. Treasury Notes,
3 Month Treasury Money Market Yield + 0.03%, 0.08%, 7/31/23 (c)	840,000	840,045
3 Month Treasury Money Market Yield + 0.05%, 0.10%, 1/31/23 (c)	1,285,000	1,285,595
3 Month Treasury Money Market Yield + 0.06%, 0.11%, 7/31/22 - 10/31/22 (c)	1,500,000	1,500,185
3 Month Treasury Money Market Yield + 0.11%, 0.17%, 4/30/22 (c)	650,000	650,373
3 Month Treasury Money Market Yield + 0.15%, 0.21%, 1/31/22 (c)	2,121,000	2,121,521
1.38%, 1/31/22	100,000	100,327
1.63%, 12/31/21	120,500	120,807
1.75%, 11/30/21	250,000	250,339
1.88%, 5/31/22	126,000	127,291
Total Investments (100.9%) (Cost $54,096,505) (d)(e)		54,096,505
Liabilities in Excess of Other Assets (-0.9%)		(459,902)
Net Assets (100.0%)		$53,636,603

(a)  Rate shown is the yield to maturity at October 31, 2021.

(b)  All or a portion of the security is subject to delayed delivery.

(c)  Floating or variable rate securities: The rates disclosed are as of October 31, 2021. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Portfolio of Investments. Certain variable rate securities may not be based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Portfolio of Investments.

(d)  Securities are available for collateral in connection with securities purchased on a forward commitment basis.

(e)  The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes.

Portfolio Composition

Classification	Percentage of Total Investments
U.S. Treasury Securities	100.0%
Total Investments	100.0%

The accompanying notes are an integral part of the financial statements.

2021 Annual Report

October 31, 2021

Investment Overview (unaudited)

Tax-Exempt Portfolio

The Tax-Exempt Portfolio seeks to maximize current income exempt from federal income tax to the extent consistent with preservation of capital and maintenance of liquidity. The Fund invests at least 80% of its assets in high quality short-term municipal obligations, the interest of which is exempt from federal income taxes and is not subject to the federal alternative minimum tax. The Fund may invest up to 20% of its assets in taxable money market securities or in municipal obligations that pay interest income that may be subject to the alternative minimum tax. However, it is currently intended that the Fund will be managed so that income generated by the Fund will not be subject to the alternative minimum tax. The Fund now operates as an "institutional money market fund," which is neither a "government money market fund" nor "retail money market fund" as such terms are defined or interpreted under Rule 2a-7 under the Investment Company Act of 1940, as amended. As such, the Fund is required to price and transact in its shares at a net asset value reflecting market-based values of its portfolio holdings (i.e., at a "floating" net asset value), rounded to the fourth decimal place. Like other "Floating NAV" money market funds of its type, the Fund is subject to the possible imposition of liquidity fees and/or redemption gates. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund's liquidity falls below required minimums because of market conditions or other factors.

Performance

For the fiscal year ended October 31, 2021, the Fund's Institutional Share Class had a total return of 0.01%. For the seven-day period ended October 31, 2021, the Fund's Institutional Share Class provided an annualized current yield of 0.01% (subsidized) and –0.30% (non-subsidized), while its 30-day moving average annualized yield was 0.01% (subsidized) and –0.28% (non-subsidized). Yield quotation more closely reflects the current earnings of the Fund than the total return. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. Past performance is no guarantee of future results.

Factors Affecting Performance

•  At the start of the reporting period, municipal securities had found their footing after the extreme volatility in March 2020 when the COVID-19 pandemic first shook investors stateside, thanks in large part to accommodative monetary policy, fiscal stimulus and the start of vaccine rollouts. However, a lack of clarity around fiscal aid continued vex the market in the fourth quarter of 2020. Short-term municipal interest rates stayed flat and at historical lows to end the calendar year.

•  In the first 10 months of 2021, municipals have outperformed most other fixed income asset classes, despite municipal bonds' mixed performance toward the end of the reporting period. Municipals underperformed Treasury bonds in the third quarter of 2021 for the first time since their recovery began in the spring of 2020. Market technicals have remained favorable in this reporting period, supporting tax-exempt municipal performance. While new issuance has been strong in 2021 so far, municipal fund inflows have stayed consistently positive amid investors' search for yield and municipals' improving credit fundamentals.

•  After flattening during the second quarter of 2021, the yield curve steepened during the third quarter due to solid economic data, inflation concerns and anticipation of the Federal Reserve (Fed) tapering its asset purchase program. The U.S. economic recovery continued in the third quarter of 2021, marked by some strong inflationary data but mixed labor market readings. For municipal bonds and other fixed income assets, concerns surrounding the COVID-19 delta variant and uncertainty surrounding the Fed's taper timeline stoked increased volatility in the third quarter, as yields bottomed in the summer before bouncing to close the quarter marginally higher across the curve.

•  Notably, the Fed's posturing steadily shifted to a more hawkish stance as the reporting period progressed, as economic data showed increasing signs of inflation. After a relatively quiet summer of 2021, market participants were eagerly awaiting some guidance surrounding the tapering of asset purchases at the September 2021 Fed meeting. The Fed's comments following the September 2021 meeting bolstered the market's expectations for tapering to begin in November 2021.

•  On the policy front, the bipartisan $1.2 trillion Infrastructure Investment and Jobs Act passed by Congress in November 2021 (after the close of this reporting period) provides $550 billion of new spending, which includes $110 billion for roads and bridges, $65 billion for broadband internet,

2021 Annual Report

October 31, 2021

Investment Overview (unaudited) (cont'd)

Tax-Exempt Portfolio

$66 billion for rail transit and $39 billion for public transit.

•  The outlook for municipal credit fundamentals has improved significantly in light of strengthening economic growth and further reopening, recovering tax revenues and relief from the federal government. Municipal default rates have seen no discernable impact from the pandemic, with 2020 rates remaining in line with historical levels.

•  The $1.9 trillion American Rescue Plan Act enacted in March 2021 provided the first direct stimulus to state and local governments that was not required to be used specifically for pandemic response efforts. The expected aid was well above projected near-term budget gaps. The direct stimulus spending led to positive changes in the outlooks for state and local governments, as well as virtually every sector of the municipal market.

•  State and local governments will have until the end of 2024 to spend their stimulus aid, allowing for a more strategic and staggered deployment of funds. Funding cannot be used to make pension payments or to fund tax cuts, but it may be used to replace lost revenues, meaning near-term fiscal stress is likely to be deferred for several years for most issuers. If the economic stimulus proves effective, revenues could return to normal quickly.

Management Strategies

•  As of October 31, 2021, the Fund had net assets of approximately $252.4 million. The Fund's weighted average maturity (WAM) and weighted average life (WAL) were 21 days and 28 days, respectively.

•  The road ahead will be much more challenging. As the start of the next rate hiking cycle approaches, yield curves will likely steepen. While the Build Back Better plan has gained support from most corners of the Democratic Party, questions remain over how the framework will be funded. Even if a scaled-down version of the Build Back Better reconciliation bill is passed in addition to the recently passed infrastructure bill, the new spending will be spread over the next several years and is expected to have a moderate impact. This lies in contrast to the pandemic-related emergency spending programs enacted in April 2020, in which the money was spent right away. Corporations and upper-income individuals will very likely see their tax rates increase, which makes an allocation to municipal bonds more attractive.

•  We continue to hold a bias toward higher quality assets overall and continue to advocate careful security selection as the impact of the pandemic varies across market segments. We continue to hold a preference for essential service revenue issues including water and sewer, public power, pollution control and health care.

2021 Annual Report

October 31, 2021

Portfolio of Investments

Tax-Exempt Portfolio

	Face Amount (000)	Value (000)
Tax-Exempt Instruments (99.9%)
Weekly Variable Rate Bonds (a) (46.7%)
Austin, TX, Water & Wastewater System Ser 2008 0.06%, 5/15/31	$12,000	$12,000
Colorado Springs, CO, Utilities System Sub Lien Ser 2005 A 0.05%, 11/1/35	12,000	12,000
Highlands County Health Facilities Authority, FL, Adventist Health System/Sunbelt Obligated Group Ser 2007 A-1 0.05%, 11/15/33	7,000	7,000
Houston, TX, Combined Utility System First Lien Ser 2004 B2 0.05%, 5/15/34	5,440	5,440
Metropolitan Transportation Authority, NY, Transportation Revenue Variable Rate Bonds Subseries 2005 E-1 0.05%, 11/1/35	270	270
New York State Energy Research & Development Authority Facilities, NY, Consolidated Edison Co., Ser 2005 Subser A-2 0.05%, 5/1/39	12,000	12,000
Orlando Utilities Commission, FL, Utility System Ser 2015-B 0.04%, 10/1/39	12,400	12,400
RBC Municipal Products Trust Inc., TX, Certificates E-149 0.08%, 12/1/23 - 5/7/26 (b)	6,420	6,420
RBC Municipal Products Trust Inc., OK, Certificates E-140 0.08%, 10/1/24 (b)	4,000	4,000
RBC Municipal Products Trust, Inc., MO, Health and Educational Facilities Authority of The State of Missouri SSM Health Ser 2019 A Floater Certificates Ser 2019-C17 0.10%, 12/1/39 (b)	6,000	6,000
RBC Municipal Products Trust, Inc., NY, New York City Variable Ser 2006 Subser I-5 Floater Certificates Ser 2019-E133 0.08%, 5/1/23 (b)	5,000	5,000
RBC Municipal Products Trust, Inc., SC, Transportation Infrastructure Bank Ser 2017 A, Floater Certificates Ser 2019-G109 0.25%, 10/1/25 (b)	3,000	3,000
Tender Option Bond Trust, TX, Harris County Cultural Education Facilities Financing Corporation Baylor College of Medicine Ser B Puttable Floating Rate Receipts Ser 2019-BAML 5012 0.09%, 11/15/46 (b)	12,000	12,000
Utah Water Finance Agency, UT, Ser 2008 B 0.07%, 10/1/37	11,435	11,435
Washington Suburban Sanitary Commission, MD, 2015 Ser B-3 BANs 0.06%, 6/1/23	9,000	9,000
Total Weekly Variable Rate Bonds (Cost $117,965)		117,965
Daily Variable Rate Bonds (a) (17.1%)
Franklin County, OH, CHE Trinity Health Credit Group Ser 2013 0.08%, 12/1/46	7,100	7,100
Idaho Health Facilities Authority Hospital Revenue Bonds, ID, CHE Trinity Health Credit Group, Series 2013 0.08%, 12/1/48	5,135	5,135
	Face Amount (000)	Value (000)
Indiana Finance Authority, IN, Environmental Refunding Duke Energy Indiana Inc Ser 2009 A-4 0.05%, 12/1/39	$7,800	$7,800
Mississippi Business Finance Corp., MS, Gulf Opportunity Zone Industrial Development Revenue Bonds (Chevron U.S.A. Inc. Project) Series 2007 C 0.03%, 12/1/30	2,700	2,700
Chevron USA Ser 2010 0.03%, 11/1/35	3,800	3,800
New York City Transitional Finance Authority, NY, Future Tax Fiscal 2003 Ser A Subser A4 0.03%, 11/1/29	9,000	9,000
University of California Regents, CA, Ser 2013 AL-3 0.02%, 5/15/48	7,500	7,500
Total Daily Variable Rate Bonds (Cost $43,035)		43,035
Commercial Paper (c) (20.5%)
California Statewide Communities Development Authority, CA, Revenue IAM Commercial Paper 3/A2 Ser K 0.17%, 12/8/21	7,500	7,501
District Columbia, DC, IAM Commercial Paper BANs 3/A2 Ser 2019 0.08%, 11/2/21	12,000	12,000
Lincoln Nebraska Electric System Revenue, NE, Ser 1995 0.09%, 12/6/21	11,800	11,800
Montgomery County, MD, Ser 2010 A BANs 0.07%, 11/4/21	7,000	7,000
Omaha Public Power District Electric Revenue, NE, Ser A 507 0.09%, 12/9/21	8,950	8,950
Texas A&M University Revenue, TX, IAM Commercial Paper, Notes 3/A2 Ser B 0.08%, 11/3/21	4,500	4,500
Total Commercial Paper (Cost $51,750)		51,751
Municipal Bonds & Notes (4.3%)
City of Los Angeles, CA, California 2021 TRANs 4.00%, 6/23/22	4,500	4,612
Union Township Various Purpose General Obligation, OH, Series 2021 BANs 0.50%, 8/31/22	6,075	6,091
Total Municipal Bonds & Notes (Cost $10,706)		10,703
Closed-End Investment Companies (a) (8.7%)
Nuveen AMT-Free Municipal Credit Income Fund, OT, Ser 1 0.11%, 11/5/21 (b)	12,000	12,000
University of Texas Regents Permanent Fund, Ser 2008 A 0.05%, 11/5/21	10,000	10,000
Total Closed-End Investment Companies (Cost $22,000)		22,000
Floating Rate Note (a) (2.6%)
New York City Trust Cultural Resources Revenue, NY, American Museum of Natural History, Ser 2014 B1 0.09%, 4/1/44 (Cost $6,650)	6,650	6,650
Total Investments (99.9%) (Cost $252,106) (d)		252,104
Other Assets in Excess of Liabilities (0.1%)		344
Net Assets (100.0%)		$252,448

The accompanying notes are an integral part of the financial statements.

2021 Annual Report

October 31, 2021

Portfolio of Investments (cont'd)

Tax-Exempt Portfolio

(a)  Floating or variable rate securities: The rates disclosed are as of October 31, 2021. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Portfolio of Investments. Certain variable rate securities may not be based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Portfolio of Investments.

(b)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(c)  The rates shown are the effective yields at the date of purchase.

(d)  At October 31, 2021, the aggregate cost for federal income tax purposes is approximately $252,106,000. The aggregate gross unrealized appreciation is approximately $1,000 and the aggregate gross unrealized depreciation is approximately $3,000, resulting in net unrealized depreciation of approximately $2,000.

AMT  Alternative Minimum Tax.

BANs  Bond Anticipation Notes.

TRANs  Tax and Revenue Anticipation Notes.

Portfolio Composition

Classification	Percentage of Total Investments
Weekly Variable Rate Bonds	46.8%
Commercial Paper	20.5
Daily Variable Rate Bonds	17.1
Closed-End Investment Companies	8.7
Other*	6.9
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

State/Territory	Value (000)	Percent of Net Assets
Texas	$50,360	19.9%
New York	32,920	13.0
Nebraska	20,750	8.2
California	19,613	7.8
Florida	19,400	7.7
Maryland	16,000	6.3
Ohio	13,191	5.2
Colorado	12,000	4.8
District of Columbia	12,000	4.8
Other	12,000	4.8
Utah	11,435	4.5
Indiana	7,800	3.1
Mississippi	6,500	2.6
Missouri	6,000	2.4
Idaho	5,135	2.0
Oklahoma	4,000	1.6
South Carolina	3,000	1.2
	$252,104	99.9%

The accompanying notes are an integral part of the financial statements.

2021 Annual Report

October 31, 2021

Statements of Assets and Liabilities

	ESG Money Market Portfolio (000)	Prime Portfolio (000)	Government Portfolio (000)	Government Securities Portfolio (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Cost	$3,553,351	$16,818,861	$160,196,731	$17,889,650
Total Investments in Securities, at Value(1)	3,553,537	16,819,685	160,196,731	17,889,650
Cash	910	597	148,512	5,128
Interest Receivable	828	1,975	13,773	1,999
Receivable for Investments Sold	—	—	1,263,176	963,817
Other Assets	241	831	4,494	1,690
Total Assets	3,555,516	16,823,088	161,626,686	18,862,284
Liabilities:
Payable for Investments Purchased	—	34,937	7,548,843	1,249,762
Payable for Administration Fees	152	701	4,714	267
Dividends Payable	37	293	1,875	6
Payable for Advisory Fees	119	737	—	—
Payable for Custodian Fees	69	206	1,260	121
Payable for Professional Fees	53	79	54	58
Payable for Transfer Agency Fees	24	26	26	4
Payable for Portfolio Shares Redeemed	4	16	36	—
Other Liabilities	121	605	3,063	701
Total Liabilities	579	37,600	7,559,871	1,250,919
Net Assets	$3,554,937	$16,785,488	$154,066,815	$17,611,365
Net Assets Consist of:
Paid-in-Capital	$3,555,608	$16,800,028	$154,067,543	$17,611,903
Total Distributable Earnings (Accumulated Loss)	(671)	(14,540)	(728)	(538)
Net Assets	$3,554,937	$16,785,488	$154,066,815	$17,611,365
(1) Including: Repurchase Agreements, at Value	$985,000	$6,410,500	$109,279,985	$—

The accompanying notes are an integral part of the financial statements.

2021 Annual Report

October 31, 2021

Statements of Assets and Liabilities (cont'd)

	ESG Money Market Portfolio (000)	Prime Portfolio (000)	Government Portfolio (000)	Government Securities Portfolio (000)
INSTITUTIONAL CLASS:
Net Assets	$3,291,307	$16,772,763	$125,443,478	$1,622,265
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	3,288,270,081	16,770,459,043	125,443,744,532	1,622,246,405
Net Asset Value, Offering and Redemption Price Per Share	$1.0009	$1.0001	$1.000	$1.000
INSTITUTIONAL SELECT CLASS:
Net Assets	$51	$5,723	$22,579,049	$51
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	51,233	5,724,248	22,578,848,491	51,048
Net Asset Value, Offering and Redemption Price Per Share	$1.0007	$0.9998	$1.000	$1.000
INVESTOR CLASS:
Net Assets	$—	$—	$1,433,481	$51
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	—	—	1,433,549,507	50,955
Net Asset Value, Offering and Redemption Price Per Share	$—	$—	$1.000	$1.000
ADMINISTRATIVE CLASS:
Net Assets	$—	$—	$357,558	$51
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	—	—	357,561,666	50,924
Net Asset Value, Offering and Redemption Price Per Share	$—	$—	$1.000	$1.000
ADVISORY CLASS:
Net Assets	$51	$1,659	$1,794,163	$39,201
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	51,036	1,658,952	1,794,198,795	39,200,585
Net Asset Value, Offering and Redemption Price Per Share	$1.0011	$0.9998	$1.000	$1.000
PARTICIPANT CLASS:
Net Assets	$51	$—	$2,082,873	$15,949,390
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	50,905	—	2,082,880,201	15,949,032,005
Net Asset Value, Offering and Redemption Price Per Share	$1.0007	$—	$1.000	$1.000
CASH MANAGEMENT CLASS:
Net Assets	$8,341	$5,343	$4,397	$356
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	8,335,568	5,343,498	4,397,359	355,782
Net Asset Value, Offering and Redemption Price Per Share	$1.0007	$1.0000	$1.000	$1.000
SELECT CLASS:
Net Assets	$—	$—	$51	$—
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	—	—	50,605	—
Net Asset Value, Offering and Redemption Price Per Share	$—	$—	$1.000	$—
CASTLEOAK SHARES CLASS:
Net Assets	$255,136	$—	$371,765	$—
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	254,897,427	—	371,763,388	—
Net Asset Value, Offering and Redemption Price Per Share	$1.0009	$—	$1.000	$—

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2021 Annual Report

October 31, 2021

Statements of Assets and Liabilities

	Treasury Portfolio (000)	Treasury Securities Portfolio (000)	Tax-Exempt Portfolio (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Cost	$41,628,407	$54,096,505	$252,106
Total Investments in Securities, at Value(1)	41,628,407	54,096,505	252,104
Cash	623	10,003	221
Interest Receivable	2,032	6,109	90
Receivable for Investments Sold	849,839	—	—
Due from Adviser	—	—	21
Other Assets	1,418	1,852	110
Total Assets	42,482,319	54,114,469	252,546
Liabilities:
Payable for Investments Purchased	2,574,602	474,938	—
Payable for Administration Fees	1,288	897	—
Payable for Custodian Fees	410	633	8
Dividends Payable	128	150	1
Payable for Professional Fees	49	56	45
Payable for Transfer Agency Fees	13	16	10
Payable for Portfolio Shares Redeemed	1	5	—
Other Liabilities	935	1,171	34
Total Liabilities	2,577,426	477,866	98
Net Assets	$39,904,893	$53,636,603	$252,448
Net Assets Consist of:
Paid-in-Capital	$39,905,324	$53,636,972	$252,473
Total Accumulated Loss	(431)	(369)	(25)
Net Assets	$39,904,893	$53,636,603	$252,448
(1) Including: Repurchase Agreements, at Value	$27,659,003	$—	$—

The accompanying notes are an integral part of the financial statements.

2021 Annual Report

October 31, 2021

Statements of Assets and Liabilities (cont'd)

	Treasury Portfolio (000)	Treasury Securities Portfolio (000)	Tax-Exempt Portfolio (000)
INSTITUTIONAL CLASS:
Net Assets	$21,468,388	$52,515,537	$247,727
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	21,468,477,978	52,515,929,775	247,704,647
Net Asset Value, Offering and Redemption Price Per Share	$1.000	$1.000	$1.0001
INSTITUTIONAL SELECT CLASS:
Net Assets	$14,878,731	$1,052,857	$51
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	14,878,795,630	1,052,805,451	50,738
Net Asset Value, Offering and Redemption Price Per Share	$1.000	$1.000	$1.0001
INVESTOR CLASS:
Net Assets	$26,713	$51	$—
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	26,712,731	50,945	—
Net Asset Value, Offering and Redemption Price Per Share	$1.000	$1.000	$—
ADMINISTRATIVE CLASS:
Net Assets	$3,294	$18,968	$—
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	3,294,400	18,967,825	—
Net Asset Value, Offering and Redemption Price Per Share	$1.000	$1.000	$—
ADVISORY CLASS:
Net Assets	$511,566	$38,959	$—
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	511,577,963	38,961,119	—
Net Asset Value, Offering and Redemption Price Per Share	$1.000	$1.000	$—
PARTICIPANT CLASS:
Net Assets	$2,998,738	$259	$—
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	2,998,834,486	259,242	—
Net Asset Value, Offering and Redemption Price Per Share	$1.000	$1.000	$—
CASH MANAGEMENT CLASS:
Net Assets	$17,412	$9,921	$4,670
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	17,408,945	9,922,729	4,669,731
Net Asset Value, Offering and Redemption Price Per Share	$1.000	$1.000	$1.0001
SELECT CLASS:
Net Assets	$51	$51	$—
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	50,572	50,556	—
Net Asset Value, Offering and Redemption Price Per Share	$1.000	$1.000	$—

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2021 Annual Report

October 31, 2021

Statements of Operations

	ESG Money Market Portfolio (000)		Prime Portfolio (000)	Government Portfolio (000)	Government Securities Portfolio (000)
Investment Income:
Interest	$7,004		$33,608	$107,195	$7,275
Expenses:
Advisory Fees (Note B)	5,208		24,631	185,855	17,423
Administration Fees (Note C)	1,736		8,210	61,952	5,808
Registration Fees	237		1,131	4,047	1,156
Professional Fees	189		194	165	169
Transfer Agency Fees (Note E)	138		154	144	25
Custodian Fees (Note F)	105		326	1,865	182
Trustees' Fees and Expenses	43		199	1,179	105
Shareholder Reporting Fees	24		24	94	33
Administration Plan Fees — Institutional Select Class (Note D)	—	@	7	7,937	—	@
Administration Plan Fees — Investor Class (Note D)	—		—	1,602	—	@
Administration Plan Fees — Administrative Class (Note D)	—		—	298	—	@
Service and Shareholder Administration Plan Fees — Advisory Class (Note D)	—	@	1	3,964	90
Distribution Plan and Shareholder Services Plan Fees — Participant Class (Note D)	—	@	—	8,898	53,553
Distribution Plan and Shareholder Services Plan Fees — Cash Management Class (Note D)	13		8	7	1
Distribution Plan and Shareholder Services Plan Fees — Select Class (Note D)	—		—	— @	—
Pricing Fees	7		28	29	13
Other Expenses	83		211	747	136
Total Expenses	7,783		35,124	278,783	78,694
Waiver of Advisory Fees (Note B)	(2,921)		(12,851)	(170,784)	(16,447)
Waiver of Administration Fees (Note C)	—		—	(10,596)	(2,490)
Waiver of Administration Plan Fees — Institutional Select Class (Note D)	(—	@)	(3)	(7,937)	(—	@)
Waiver of Administration Plan Fees — Investor Class (Note D)	—		—	(1,602)	(—	@)
Waiver of Administration Plan Fees — Administrative Class (Note D)	—		—	(298)	(—	@)
Waiver of Service and Shareholder Administration Plan Fees — Advisory Class (Note D)	(—	@)	(1)	(3,964)	(90)
Waiver of Distribution Plan and Shareholder Services Plan Fees — Participant Class (Note D)	(—	@)	—	(8,898)	(53,553)
Waiver of Distribution Plan and Shareholder Services Plan Fees — Cash Management Class (Note D)	(10)		(6)	(7)	(1)
Waiver of Distribution Plan and Shareholder Services Plan Fees — Select Class (Note D)	—		—	(— @)	—
Net Expenses	4,852		22,263	74,697	6,113
Net Investment Income	2,152		11,345	32,498	1,162
Realized Gain:
Investments Sold	576		2,876	598	20
Change in Unrealized Appreciation (Depreciation):
Investments	(795)		(3,111)	—	—
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	(219)		(235)	598	20
Net Increase in Net Assets Resulting from Operations	$1,933		$11,110	$33,096	$1,182

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2021 Annual Report

October 31, 2021

Statements of Operations (cont'd)

	Treasury Portfolio (000)	Treasury Securities Portfolio (000)	Tax-Exempt Portfolio (000)
Investment Income:
Interest	$31,339	$37,840	$265
Expenses:
Advisory Fees (Note B)	56,372	84,593	433
Administration Fees (Note C)	18,791	28,198	144
Registration Fees	2,482	3,584	118
Professional Fees	140	176	131
Transfer Agency Fees (Note E)	76	90	59
Custodian Fees (Note F)	608	948	11
Trustees' Fees and Expenses	388	565	8
Shareholder Reporting Fees	25	59	8
Administration Plan Fees — Institutional Select Class (Note D)	6,188	1,269	— @
Administration Plan Fees — Investor Class (Note D)	36	— @	—
Administration Plan Fees — Administrative Class (Note D)	5	11	—
Service and Shareholder Administration Plan Fees — Advisory Class (Note D)	1,575	57	—
Distribution Plan and Shareholder Services Plan Fees — Participant Class (Note D)	15,696	1	—
Distribution Plan and Shareholder Services Plan Fees — Cash Management Class (Note D)	26	16	7
Distribution Plan and Shareholder Services Plan Fees — Select Class (Note D)	— @	— @	—
Pricing Fees	7	5	3
Other Expenses	316	406	64
Total Expenses	102,731	119,978	986
Waiver of Advisory Fees (Note B)	(48,913)	(77,251)	(433)
Waiver of Administration Fees (Note C)	(2,712)	(9,173)	(138)
Expenses Reimbursed by Adviser (Note B)	—	—	(171)
Waiver of Administration Plan Fees — Institutional Select Class (Note D)	(6,188)	(1,269)	(— @)
Waiver of Administration Plan Fees — Investor Class (Note D)	(36)	(— @)	—
Waiver of Administration Plan Fees — Administrative Class (Note D)	(5)	(11)	—
Waiver of Service and Shareholder Administration Plan Fees — Advisory Class (Note D)	(1,575)	(57)	—
Waiver of Distribution Plan and Shareholder Services Plan Fees — Participant Class (Note D)	(15,696)	(1)	—
Waiver of Distribution Plan and Shareholder Services Plan Fees — Cash Management Class (Note D)	(26)	(16)	(7)
Waiver of Distribution Plan and Shareholder Services Plan Fees — Select Class (Note D)	(— @)	(— @)	—
Net Expenses	27,580	32,200	237
Net Investment Income	3,759	5,640	28
Realized Gain:
Investments Sold	823	672	5
Change in Unrealized Appreciation (Depreciation):
Investments	—	—	(6)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	823	672	(1)
Net Increase in Net Assets Resulting from Operations	$4,582	$6,312	$27

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2021 Annual Report

October 31, 2021

Statements of Changes in Net Assets

	ESG Money Market Portfolio			Prime Portfolio
	Year Ended October 31, 2021 (000)	Year Ended October 31, 2020 (000)		Year Ended October 31, 2021 (000)	Year Ended October 31, 2020 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$2,152	$32,296		$11,345	$135,619
Net Realized Gain (Loss)	576	(429)		2,876	(12,346)
Net Change in Unrealized Appreciation (Depreciation)	(795)	141		(3,111)	833
Net Increase in Net Assets Resulting from Operations	1,933	32,008		11,110	124,106
Dividends and Distributions to Shareholders:
Institutional Class	(2,097)	(32,214)		(11,337)	(135,430)
Institutional Select Class	(— @)	(—	@)	(6)	(106)
Advisory Class	(— @)	(—	@)	(— @)	(— @)
Participant Class	(— @)	(—	@)	—	—
Cash Management Class	(3)	(82)		(2)	(88)
CastleOak Shares Class	(52)	—		—	—
Total Dividends and Distributions to Shareholders	(2,152)	(32,296)		(11,345)	(135,624)
Capital Share Transactions:(1)
Institutional Class:
Subscribed	9,369,299	14,077,249		68,960,592	92,837,198
Distributions Reinvested	1,693	25,164		7,166	77,370
Redeemed	(10,222,329)	(13,304,945)		(72,425,275)	(85,194,513)
Institutional Select Class:
Subscribed	—	1		—	19,254
Distributions Reinvested	— @	—	@	6	106
Redeemed	—	(—	@)	(18,325)	(7,510)
Advisory Class:
Subscribed	—	—		1,607	—
Distributions Reinvested	— @	—	@	— @	— @
Participant Class:
Distributions Reinvested	— @	—	@	—	—
Cash Management Class:
Distributions Reinvested	3	80		2	86
Redeemed	(445)	(3,085)		(232)	(8,032)
CastleOak Shares Class:
Subscribed	255,100 *	—		—	—
Distributions Reinvested	52 *	—		—	—
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(596,627)	794,464		(3,474,459)	7,723,959
Total Increase (Decrease) in Net Assets	(596,846)	794,176		(3,474,694)	7,712,441
Net Assets:
Beginning of Period	4,151,783	3,357,607		20,260,182	12,547,741
End of Period	$3,554,937	$4,151,783		$16,785,488	$20,260,182

The accompanying notes are an integral part of the financial statements.

2021 Annual Report

October 31, 2021

Statements of Changes in Net Assets (cont'd)

	ESG Money Market Portfolio				Prime Portfolio
	Year Ended October 31, 2021 (000)		Year Ended October 31, 2020 (000)		Year Ended October 31, 2021 (000)	Year Ended October 31, 2020 (000)
(1) Capital Share Transactions:
Institutional Class:
Shares Subscribed	9,360,225		14,066,169		68,947,811	92,808,559
Shares Issued on Distributions Reinvested	1,692		25,146		7,165	77,337
Shares Redeemed	(10,212,389)		(13,295,696)		(72,412,511)	(85,170,355)
Net Increase (Decrease) in Institutional Class Shares Outstanding	(850,472)		795,619		(3,457,535)	7,715,541
Institutional Select Class:
Shares Subscribed	—		—	@@	—	19,251
Shares Issued on Distributions Reinvested	—	@@	—	@@	6	106
Shares Redeemed	—		(—	@@)	(18,328)	(7,506)
Net Increase (Decrease) in Institutional Select Class Shares Outstanding	—	@@	—	@@	(18,322)	11,851
Advisory Class:
Shares Subscribed	—		—		1,608	—
Shares Issued on Distributions Reinvested	—	@@	—	@@	— @@	— @@
Net Increase in Advisory Class Shares Outstanding	—	@@	—	@@	1,608	— @@
Participant Class:
Shares Issued on Distributions Reinvested	—	@@	—	@@	—	—
Cash Management Class:
Shares Issued on Distributions Reinvested	3		80		2	86
Shares Redeemed	(445)		(3,085)		(232)	(8,042)
Net Decrease in Cash Management Class Shares Outstanding	(442)		(3,005)		(230)	(7,956)
CastleOak Shares Class:
Shares Subscribed	254,845	*	—		—	—
Shares Issued on Distributions Reinvested	52	*	—		—	—
Net Increase in CastleOak Shares Class Shares Outstanding	254,897		—		—	—

*  For the period May 4, 2021 through October 31, 2021.

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.

2021 Annual Report

October 31, 2021

Statements of Changes in Net Assets

	Government Portfolio		Government Securities Portfolio
	Year Ended October 31, 2021 (000)	Year Ended October 31, 2020 (000)	Year Ended October 31, 2021 (000)		Year Ended October 31, 2020 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$32,498	$412,036	$1,162		$17,213
Net Realized Gain	598	1,369	20		79
Net Increase in Net Assets Resulting from Operations	33,096	413,405	1,182		17,292
Dividends and Distributions to Shareholders:
Institutional Class	(26,925)	(378,137)	(87)		(2,482)
Institutional Select Class	(4,155)	(6,840)	(—	@)	(— @)
Investor Class	(421)	(16,942)	(—	@)	(4)
Administrative Class	(52)	(1,087)	(—	@)	(— @)
Advisory Class	(415)	(5,228)	(4)		(172)
Participant Class	(467)	(3,777)	(1,071)		(14,553)
Cash Management Class	(1)	(25)	(—	@)	(2)
Select Class	(— @)	(— @)	—		—
CastleOak Shares Class	(62)	—	—		—
Total Dividends and Distributions to Shareholders	(32,498)	(412,036)	(1,162)		(17,213)
Capital Share Transactions:(1)
Institutional Class:
Subscribed	896,991,087	717,026,309	5,918,818		3,355,621
Distributions Reinvested	9,224	182,362	50		339
Redeemed	(846,915,030)	(699,722,544)	(4,703,199)		(3,107,063)
Institutional Select Class:
Subscribed	38,654,765	24,763,829	—		—
Distributions Reinvested	4,058	5,274	—	@	— @
Redeemed	(26,542,821)	(14,657,152)	—		—
Investor Class:
Subscribed	2,958,446	3,727,447	45		3,197
Distributions Reinvested	5	128	—	@	4
Redeemed	(3,034,451)	(5,665,748)	(45)		(4,156)
Administrative Class:
Subscribed	479,028	311,297	—		—
Distributions Reinvested	19	449	—	@	— @
Redeemed	(282,894)	(337,310)	—		—
Advisory Class:
Subscribed	7,196,937	6,487,598	56,436		98,668
Distributions Reinvested	57	553	—	@	— @
Redeemed	(6,546,760)	(6,306,479)	(57,138)		(96,805)
Participant Class:
Subscribed	2,012,230	2,108,643	115,867,925		56,137,833
Distributions Reinvested	— @	3	1,071		14,551
Redeemed	(1,600,416)	(1,380,187)	(106,469,146)		(52,327,283)
Cash Management Class:
Distributions Reinvested	1	25	—	@	1
Redeemed	(308)	(235)	—		—
Select Class:
Distributions Reinvested	— @	— @	—		—
CastleOak Shares Class:
Subscribed	671,753 *	—	—		—
Distributions Reinvested	60 *	—	—		—
Redeemed	(300,050)*	—	—		—
Net Increase in Net Assets Resulting from Capital Share Transactions	63,754,940	26,544,262	10,614,817		4,074,907
Total Increase in Net Assets	63,755,538	26,545,631	10,614,837		4,074,986
Net Assets:
Beginning of Period	90,311,277	63,765,646	6,996,528		2,921,542
End of Period	$154,066,815	$90,311,277	$17,611,365		$6,996,528

The accompanying notes are an integral part of the financial statements.

2021 Annual Report

October 31, 2021

Statements of Changes in Net Assets (cont'd)

	Government Portfolio		Government Securities Portfolio
	Year Ended October 31, 2021 (000)	Year Ended October 31, 2020 (000)	Year Ended October 31, 2021 (000)		Year Ended October 31, 2020 (000)
(1) Capital Share Transactions:
Institutional Class:
Shares Subscribed	896,991,087	717,026,309	5,918,818		3,355,621
Shares Issued on Distributions Reinvested	9,224	182,362	50		339
Shares Redeemed	(846,915,030)	(699,722,544)	(4,703,199)		(3,107,063)
Net Increase in Institutional Class Shares Outstanding	50,085,281	17,486,127	1,215,669		248,897
Institutional Select Class:
Shares Subscribed	38,654,765	24,763,829	—		—
Shares Issued on Distributions Reinvested	4,058	5,274	—	@@	—	@@
Shares Redeemed	(26,542,821)	(14,657,152)	—		—
Net Increase in Institutional Select Class Shares Outstanding	12,116,002	10,111,951	—	@@	—	@@
Investor Class:
Shares Subscribed	2,958,446	3,727,447	45		3,197
Shares Issued on Distributions Reinvested	5	128	—	@@	4
Shares Redeemed	(3,034,451)	(5,665,748)	(45)		(4,156)
Net Increase (Decrease) in Investor Class Shares Outstanding	(76,000)	(1,938,173)	—	@@	(955)
Administrative Class:
Shares Subscribed	479,028	311,297	—		—
Shares Issued on Distributions Reinvested	19	449	—	@@	—	@@
Shares Redeemed	(282,894)	(337,310)	—		—
Net Increase (Decrease) in Administrative Class Shares Outstanding	196,153	(25,564)	—	@@	—	@@
Advisory Class:
Shares Subscribed	7,196,937	6,487,598	56,436		98,668
Shares Issued on Distributions Reinvested	57	553	—	@@	—	@@
Shares Redeemed	(6,546,760)	(6,306,479)	(57,138)		(96,805)
Net Increase (Decrease) in Advisory Class Shares Outstanding	650,234	181,672	(702)		1,863
Participant Class:
Shares Subscribed	2,012,230	2,108,643	115,867,925		56,137,833
Shares Issued on Distributions Reinvested	— @@	3	1,071		14,551
Shares Redeemed	(1,600,416)	(1,380,187)	(106,469,146)		(52,327,283)
Net Increase in Participant Class Shares Outstanding	411,814	728,459	9,399,850		3,825,101
Cash Management Class:
Shares Issued on Distributions Reinvested	1	25	—	@@	1
Shares Redeemed	(308)	(235)	—		—
Net Increase (Decrease) in Cash Management Class Shares Outstanding	(307)	(210)	—	@@	1
Select Class:
Shares Issued on Distributions Reinvested	— @@	— @@	—		—
CastleOak Shares Class:
Shares Subscribed	671,753 *	—	—		—
Shares Issued on Distributions Reinvested	60 *	—	—		—
Shares Redeemed	(300,050)*	—	—		—
Net Increase in CastleOak Shares Class Shares Outstanding	371,763	—	—		—

*  For the period May 4, 2021 through October 31, 2021.

@  Amount is less than $500.

@@  Amount is less than 500 shares.
The accompanying notes are an integral part of the financial statements.

2021 Annual Report

October 31, 2021

Statements of Changes in Net Assets

	Treasury Portfolio		Treasury Securities Portfolio
	Year Ended October 31, 2021 (000)	Year Ended October 31, 2020 (000)	Year Ended October 31, 2021 (000)	Year Ended October 31, 2020 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$3,759	$102,639	$5,640	$166,232
Net Realized Gain	823	211	672	670
Net Increase in Net Assets Resulting from Operations	4,582	102,850	6,312	166,902
Dividends and Distributions to Shareholders:
Institutional Class	(2,138)	(90,457)	(5,382)	(161,203)
Institutional Select Class	(1,238)	(3,314)	(254)	(4,337)
Investor Class	(4)	(77)	(— @)	(— @)
Administrative Class	(— @)	(17)	(1)	(9)
Advisory Class	(63)	(2,214)	(2)	(599)
Participant Class	(314)	(6,472)	(— @)	(1)
Cash Management Class	(2)	(88)	(1)	(83)
Select Class	(— @)	(— @)	(— @)	(— @)
Total Dividends and Distributions to Shareholders	(3,759)	(102,639)	(5,640)	(166,232)
Capital Share Transactions:(1)
Institutional Class:
Subscribed	114,433,633	128,222,770	182,228,942	182,286,762
Distributions Reinvested	987	45,552	3,604	103,612
Redeemed	(115,233,317)	(120,632,428)	(175,364,321)	(160,535,181)
Institutional Select Class:
Subscribed	21,448,814	16,067,861	139,980	7,420,792
Distributions Reinvested	1,240	2,434	241	4,003
Redeemed	(16,578,796)	(6,302,140)	(3,205,502)	(3,705,644)
Investor Class:
Subscribed	71,168	64,814	— @	—
Distributions Reinvested	1	41	— @	— @
Redeemed	(80,040)	(44,107)	—	—
Administrative Class:
Subscribed	379	280	21,602	1,919
Distributions Reinvested	— @	15	— @	— @
Redeemed	(520)	(394)	(4,658)	(1,910)
Advisory Class:
Subscribed	3,251,732	4,247,106	406,963	556,532
Distributions Reinvested	8	340	2	431
Redeemed	(3,316,138)	(4,217,325)	(385,194)	(581,921)
Participant Class:
Subscribed	5,287,892	4,970,231	622	885
Distributions Reinvested	— @	— @	— @	1
Redeemed	(4,672,745)	(4,017,502)	(938)	(940)
Cash Management Class:
Distributions Reinvested	2	88	1	79
Redeemed	(154)	(411)	(1,189)	(7,729)
Select Class:
Distributions Reinvested	— @	— @	— @	— @
Net Increase in Net Assets Resulting from Capital Share Transactions	4,614,146	18,407,225	3,840,155	25,541,691
Total Increase in Net Assets	4,614,969	18,407,436	3,840,827	25,542,361
Net Assets:
Beginning of Period	35,289,924	16,882,488	49,795,776	24,253,415
End of Period	$39,904,893	$35,289,924	$53,636,603	$49,795,776

The accompanying notes are an integral part of the financial statements.

2021 Annual Report

October 31, 2021

Statements of Changes in Net Assets (cont'd)

	Treasury Portfolio		Treasury Securities Portfolio
	Year Ended October 31, 2021 (000)	Year Ended October 31, 2020 (000)	Year Ended October 31, 2021 (000)	Year Ended October 31, 2020 (000)
(1) Capital Share Transactions:
Institutional Class:
Shares Subscribed	114,433,633	128,222,770	182,228,942	182,286,762
Shares Issued on Distributions Reinvested	987	45,552	3,604	103,612
Shares Redeemed	(115,233,317)	(120,632,428)	(175,364,321)	(160,535,181)
Net Increase (Decrease) in Institutional Class Shares Outstanding	(798,697)	7,635,894	6,868,225	21,855,193
Institutional Select Class:
Shares Subscribed	21,448,816	16,067,861	139,980	7,420,792
Shares Issued on Distributions Reinvested	1,238	2,434	241	4,003
Shares Redeemed	(16,578,796)	(6,302,140)	(3,205,502)	(3,705,644)
Net Increase (Decrease) in Institutional Select Class Shares Outstanding	4,871,258	9,768,155	(3,065,281)	3,719,151
Investor Class:
Shares Subscribed	71,168	64,814	— @@	—
Shares Issued on Distributions Reinvested	1	41	— @@	— @@
Shares Redeemed	(80,040)	(44,107)	—	—
Net Increase (Decrease) in Investor Class Shares Outstanding	(8,871)	20,748	— @@	— @@
Administrative Class:
Shares Subscribed	379	280	21,602	1,919
Shares Issued on Distributions Reinvested	— @@	15	— @@	— @@
Shares Redeemed	(520)	(394)	(4,658)	(1,910)
Net Increase (Decrease) in Administrative Class Shares Outstanding	(141)	(99)	16,944	9
Advisory Class:
Shares Subscribed	3,251,732	4,247,106	406,963	556,532
Shares Issued on Distributions Reinvested	8	340	2	431
Shares Redeemed	(3,316,138)	(4,217,325)	(385,194)	(581,921)
Net Increase (Decrease) in Advisory Class Shares Outstanding	(64,398)	30,121	21,771	(24,958)
Participant Class:
Shares Subscribed	5,287,892	4,970,231	622	885
Shares Issued on Distributions Reinvested	— @@	— @@	— @@	1
Shares Redeemed	(4,672,745)	(4,017,502)	(938)	(940)
Net Increase (Decrease) in Participant Class Shares Outstanding	615,147	952,729	(316)	(54)
Cash Management Class:
Shares Issued on Distributions Reinvested	2	88	1	79
Shares Redeemed	(154)	(411)	(1,189)	(7,729)
Net Decrease in Cash Management Class Shares Outstanding	(152)	(323)	(1,188)	(7,650)
Select Class:
Shares Issued on Distributions Reinvested	— @@	— @@	— @@	— @@

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.

2021 Annual Report

October 31, 2021

Statements of Changes in Net Assets

	Tax-Exempt Portfolio
	Year Ended October 31, 2021 (000)	Year Ended October 31, 2020 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$28	$3,183
Net Realized Gain	5	11
Net Change in Unrealized Appreciation (Depreciation)	(6)	(38)
Net Increase in Net Assets Resulting from Operations	27	3,156
Dividends and Distributions to Shareholders:
Institutional Class	(28)	(3,154)
Institutional Select Class	(— @)	(— @)
Cash Management Class	(— @)	(29)
Total Dividends and Distributions to Shareholders	(28)	(3,183)
Capital Share Transactions:(1)
Institutional Class:
Subscribed	315,842	719,986
Distributions Reinvested	21	2,470
Redeemed	(434,575)	(968,135)
Institutional Select Class:
Distributions Reinvested	— @	— @
Cash Management Class:
Distributions Reinvested	— @	28
Redeemed	(146)	(2,647)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(118,858)	(248,298)
Total Decrease in Net Assets	(118,859)	(248,325)
Net Assets:
Beginning of Period	371,307	619,632
End of Period	$252,448	$371,307
(1) Capital Share Transactions:
Institutional Class:
Shares Subscribed	315,806	719,898
Shares Issued on Distributions Reinvested	21	2,469
Shares Redeemed	(434,523)	(968,078)
Net Decrease in Institutional Class Shares Outstanding	(118,696)	(245,711)
Institutional Select Class:
Shares Issued on Distributions Reinvested	— @@	— @@
Cash Management Class:
Shares Issued on Distributions Reinvested	— @@	28
Shares Redeemed	(146)	(2,647)
Net Decrease in Cash Management Class Shares Outstanding	(146)	(2,619)

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.

2021 Annual Report

October 31, 2021

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain (Loss) on Investments		Distributions From Net Investment Income		Net Asset Value, End of Period	Total Return
ESG Money Market Portfolio:
Institutional Class
Year Ended 10/31/21	$1.0010	$0.0006	(1)	$(0.0001	)(2)	$(0.0006)		$1.0009	0.05%
Year Ended 10/31/20	1.0008	0.0087	(1)	0.0005		(0.0090)		1.0010	0.92%
Year Ended 10/31/19	1.0004	0.0239	(1)	0.0005		(0.0240)		1.0008	2.46%
Year Ended 10/31/18	1.0004	0.0190	(1)	(0.0007)		(0.0183)		1.0004	1.84%
Year Ended 10/31/17	1.0002	0.0105	(1)	(0.0001	)(2)	(0.0102)		1.0004	1.05%
Institutional Select Class
Year Ended 10/31/21	$1.0008	$0.0004	(1)(2)	$(0.0001	)(2)	$(0.0004	)(2)	$1.0007	0.03%
Year Ended 10/31/20	1.0006	0.0082	(1)	0.0005		(0.0085)		1.0008	0.87%
Year Ended 10/31/19	1.0002	0.0233	(1)	0.0006		(0.0235)		1.0006	2.41%
Year Ended 10/31/18	1.0002	0.0185	(1)	(0.0007)		(0.0178)		1.0002	1.79%
Year Ended 10/31/17	1.0000	0.0100	(1)	(0.0001	)(2)	(0.0097)		1.0002	1.00%
Advisory Class
Year Ended 10/31/21	$1.0012	$0.0003	(1)(2)	$(0.0001	)(2)	$(0.0003	)(2)	$1.0011	0.02%
Year Ended 10/31/20	1.0010	0.0065	(1)	0.0005		(0.0068)		1.0012	0.70%
Year Ended 10/31/19	1.0007	0.0213	(1)	0.0005		(0.0215)		1.0010	2.20%
Year Ended 10/31/18	1.0006	0.0165	(1)	(0.0006)		(0.0158)		1.0007	1.60%
Year Ended 10/31/17	1.0004	0.0080	(1)	0.0001	(2)	(0.0079)		1.0006	0.81%
Participant Class
Year Ended 10/31/21	$1.0008	$0.0003	(1)(2)	$(0.0001	)(2)	$(0.0003	)(2)	$1.0007	0.02%
Year Ended 10/31/20	1.0006	0.0049	(1)	0.0005		(0.0052)		1.0008	0.54%
Year Ended 10/31/19	1.0003	0.0188	(1)	0.0005		(0.0190)		1.0006	1.94%
Year Ended 10/31/18	1.0002	0.0140	(1)	(0.0006)		(0.0133)		1.0003	1.34%
Year Ended 10/31/17	1.0000	0.0055	(1)	(0.0001	)(2)	(0.0052)		1.0002	0.55%
Cash Management Class
Year Ended 10/31/21	$1.0007	$0.0003	(1)(2)	$(0.0000	)(2)	$(0.0003	)(2)	$1.0007	0.03%
Year Ended 10/31/20	1.0005	0.0073	(1)	0.0004	(2)	(0.0075)		1.0007	0.78%
Year Ended 10/31/19	1.0002	0.0223	(1)	0.0005		(0.0225)		1.0005	2.30%
Year Ended 10/31/18	1.0001	0.0175	(1)	(0.0006)		(0.0168)		1.0002	1.70%
Year Ended 10/31/17	1.0000	0.0090	(1)	(0.0002	)(2)	(0.0087)		1.0001	0.89%
CastleOak Shares Class
For the Period Ended 10/31/21(7)	$1.0010	$0.0006	(1)	$(0.0005)		$(0.0002	)(2)	$1.0009	0.01	%(5)

The accompanying notes are an integral part of the financial statements.

2021 Annual Report

October 31, 2021

Financial Highlights (cont'd)

	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Interest Expenses		Ratio of Expenses to Average Net Assets (Before Waivers/ Reimbursement)		Ratio of Net Investment Income to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets (Before Waivers/ Reimbursement)
ESG Money Market Portfolio:
Institutional Class
Year Ended 10/31/21	$3,291,307	0.14%		N/A		0.22%		0.06%		(0.02)%
Year Ended 10/31/20	4,142,846	0.13%		N/A		0.22%		0.87%		0.78%
Year Ended 10/31/19	3,345,665	0.16%		0.16%		0.22%		2.38%		2.32%
Year Ended 10/31/18	1,709,776	0.15%		N/A		0.25%		1.91%		1.81%
Year Ended 10/31/17	621,369	0.10%		N/A		0.32%		1.06%		0.84%
Institutional Select Class
Year Ended 10/31/21	$51	0.16	%(3)	N/A		0.27%		0.04%		(0.07)%
Year Ended 10/31/20	51	0.18	%(3)	N/A		0.27%		0.82%		0.73%
Year Ended 10/31/19	51	0.21	%(3)	0.21	%(3)	0.27%		2.33%		2.27%
Year Ended 10/31/18	50	0.20	%(3)	N/A		0.30%		1.86%		1.76%
Year Ended 10/31/17	50	0.15	%(3)	N/A		0.37%		1.01%		0.79%
Advisory Class
Year Ended 10/31/21	$51	0.17	%(3)	N/A		0.47%		0.03%		(0.27)%
Year Ended 10/31/20	51	0.36	%(3)	N/A		0.47%		0.65%		0.54%
Year Ended 10/31/19	51	0.41	%(3)	0.41	%(3)	0.47%		2.13%		2.07%
Year Ended 10/31/18	50	0.40	%(3)	N/A		0.50%		1.66%		1.56%
Year Ended 10/31/17	52	0.35	%(3)	N/A		0.57%		0.81%		0.59%
Participant Class
Year Ended 10/31/21	$51	0.17	%(3)	N/A		0.72%		0.03%		(0.52)%
Year Ended 10/31/20	51	0.52	%(3)	N/A		0.72%		0.49%		0.29%
Year Ended 10/31/19	51	0.66	%(3)	0.66	%(3)	0.72%		1.88%		1.82%
Year Ended 10/31/18	50	0.65	%(3)	N/A		0.75%		1.41%		1.31%
Year Ended 10/31/17	50	0.60	%(3)	N/A		0.82%		0.56%		0.34%
Cash Management Class
Year Ended 10/31/21	$8,341	0.17	%(3)	N/A		0.37%		0.03%		(0.17)%
Year Ended 10/31/20	8,784	0.28	%(3)	N/A		0.37%		0.72%		0.63%
Year Ended 10/31/19	11,789	0.31	%(3)	0.31	%(3)	0.37%		2.23%		2.17%
Year Ended 10/31/18	13,998	0.30	%(3)	N/A		0.40%		1.76%		1.66%
Year Ended 10/31/17	17,980	0.25	%(3)	N/A		0.47%		0.91%		0.69%
CastleOak Shares Class
For the Period Ended 10/31/21(7)	$255,136	0.14	%(6)	N/A		0.22	%(6)	0.06	%(6)	(0.02	)%(6)

The accompanying notes are an integral part of the financial statements.

2021 Annual Report

October 31, 2021

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain (Loss) on Investments		Distributions From Net Investment Income		Net Asset Value, End of Period	Total Return
Prime Portfolio:
Institutional Class
Year Ended 10/31/21	$1.0001	$0.0007	(1)	$0.0000	(2)	$(0.0007)		$1.0001	0.07%
Year Ended 10/31/20	1.0008	0.0081	(1)	0.0001	(2)	(0.0089)		1.0001	0.83%
Year Ended 10/31/19	1.0005	0.0240	(1)	0.0002	(2)	(0.0239)		1.0008	2.45%
Year Ended 10/31/18	1.0005	0.0186	(1)	(0.0004	)(2)	(0.0182)		1.0005	1.84%
Year Ended 10/31/17	1.0002	0.0109	(1)	(0.0005)		(0.0101)		1.0005	1.05%
Institutional Select Class
Year Ended 10/31/21	$0.9998	$0.0004	(1)(2)	$0.0001	(2)	$(0.0005)		$0.9998	0.05%
Year Ended 10/31/20	1.0006	0.0076	(1)	0.0001	(2)	(0.0085)		0.9998	0.77%
Year Ended 10/31/19	1.0003	0.0233	(1)	0.0004	(2)	(0.0234)		1.0006	2.40%
Year Ended 10/31/18	1.0000	0.0181	(1)	(0.0001	)(2)	(0.0177)		1.0003	1.82%
Year Ended 10/31/17	1.0005	0.0104	(1)	(0.0033)		(0.0076)		1.0000	0.71%
Advisory Class
Year Ended 10/31/21	$0.9997	$0.0005	(1)	$(0.0000	)(2)	$(0.0004	)(2)	$0.9998	0.05%
Year Ended 10/31/20	1.0003	0.0058	(1)	0.0003	(2)	(0.0067)		0.9997	0.61%
Year Ended 10/31/19	1.0000	0.0213	(1)	0.0004	(2)	(0.0214)		1.0003	2.19%
Year Ended 10/31/18	1.0000	0.0161	(1)	(0.0004	)(2)	(0.0157)		1.0000	1.58%
Year Ended 10/31/17	1.0000	0.0086	(1)	(0.0038)		(0.0048)		1.0000	0.49%
Cash Management Class
Year Ended 10/31/21	$1.0000	$0.0004	(1)(2)	$0.0000	(2)	$(0.0004	)(2)	$1.0000	0.04%
Year Ended 10/31/20	1.0005	0.0066	(1)	0.0004	(2)	(0.0075)		1.0000	0.70%
Year Ended 10/31/19	1.0003	0.0223	(1)	0.0003	(2)	(0.0224)		1.0005	2.29%
Year Ended 10/31/18	1.0003	0.0171	(1)	(0.0004	)(2)	(0.0167)		1.0003	1.69%
Year Ended 10/31/17	1.0000	0.0094	(1)	(0.0005)		(0.0086)		1.0003	0.90%

The accompanying notes are an integral part of the financial statements.

2021 Annual Report

October 31, 2021

Financial Highlights (cont'd)

	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Before Waivers/ Reimbursement)	Ratio of Net Investment Income to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets (Before Waivers/ Reimbursement)
Prime Portfolio:
Institutional Class
Year Ended 10/31/21	$16,772,763	0.14%		0.21%	0.06%	(0.01)%
Year Ended 10/31/20	20,230,517	0.13%		0.21%	0.81%	0.73%
Year Ended 10/31/19	12,521,950	0.16%		0.21%	2.38%	2.33%
Year Ended 10/31/18	7,679,347	0.15%		0.21%	1.87%	1.81%
Year Ended 10/31/17	4,605,363	0.12%		0.23%	1.09%	0.98%
Institutional Select Class
Year Ended 10/31/21	$5,723	0.16	%(3)	0.26%	0.04%	(0.06)%
Year Ended 10/31/20	24,041	0.18	%(3)	0.26%	0.76%	0.68%
Year Ended 10/31/19	12,203	0.21	%(3)	0.26%	2.33%	2.28%
Year Ended 10/31/18	20,410	0.20	%(3)	0.26%	1.82%	1.76%
Year Ended 10/31/17	50	0.17	%(3)	0.28%	1.04%	0.93%
Advisory Class
Year Ended 10/31/21	$1,659	0.14	%(3)	0.46%	0.06%	(0.26)%
Year Ended 10/31/20	51	0.36	%(3)	0.46%	0.59%	0.49%
Year Ended 10/31/19	51	0.41	%(3)	0.46%	2.13%	2.08%
Year Ended 10/31/18	50	0.40	%(3)	0.46%	1.62%	1.56%
Year Ended 10/31/17	50	0.37	%(3)	0.48%	0.84%	0.73%
Cash Management Class
Year Ended 10/31/21	$5,343	0.16	%(3)	0.36%	0.04%	(0.16)%
Year Ended 10/31/20	5,573	0.28	%(3)	0.36%	0.66%	0.58%
Year Ended 10/31/19	13,537	0.31	%(3)	0.36%	2.23%	2.18%
Year Ended 10/31/18	21,596	0.30	%(3)	0.36%	1.72%	1.66%
Year Ended 10/31/17	14,809	0.27	%(3)	0.38%	0.94%	0.83%

The accompanying notes are an integral part of the financial statements.

2021 Annual Report

October 31, 2021

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain (Loss) on Investments		Distributions From Net Investment Income		Net Asset Value, End of Period	Total Return
Government Portfolio:
Institutional Class
Year Ended 10/31/21	$1.000	$0.000	(1)(2)	$0.000	(2)	$(0.000	)(2)	$1.000	0.03%
Year Ended 10/31/20	1.000	0.005	(1)	0.001		(0.006)		1.000	0.61%
Year Ended 10/31/19	1.000	0.022	(1)	0.000	(2)	(0.022)		1.000	2.20%
Year Ended 10/31/18	1.000	0.016	(1)	(0.001)		(0.015)		1.000	1.55%
Year Ended 10/31/17	1.000	0.006	(1)	0.001		(0.007)		1.000	0.65%
Institutional Select Class
Year Ended 10/31/21	$1.000	$0.000	(1)(2)	$0.000	(2)	$(0.000	)(2)	$1.000	0.03%
Year Ended 10/31/20	1.000	0.005	(1)	0.001		(0.006)		1.000	0.57%
Year Ended 10/31/19	1.000	0.021	(1)	0.000	(2)	(0.021)		1.000	2.15%
Year Ended 10/31/18	1.000	0.015	(1)	0.000	(2)	(0.015)		1.000	1.50%
Year Ended 10/31/17	1.000	0.006	(1)	0.000	(2)	(0.006)		1.000	0.60%
Investor Class
Year Ended 10/31/21	$1.000	$0.000	(1)(2)	$0.000	(2)	$(0.000	)(2)	$1.000	0.03%
Year Ended 10/31/20	1.000	0.004	(1)	0.001		(0.005)		1.000	0.55%
Year Ended 10/31/19	1.000	0.021	(1)	0.000	(2)	(0.021)		1.000	2.10%
Year Ended 10/31/18	1.000	0.015	(1)	(0.001)		(0.014)		1.000	1.45%
Year Ended 10/31/17	1.000	0.005	(1)	0.001		(0.006)		1.000	0.55%
Administrative Class
Year Ended 10/31/21	$1.000	$0.000	(1)(2)	$0.000	(2)	$(0.000	)(2)	$1.000	0.03%
Year Ended 10/31/20	1.000	0.004	(1)	0.001		(0.005)		1.000	0.52%
Year Ended 10/31/19	1.000	0.020	(1)	0.000	(2)	(0.020)		1.000	2.05%
Year Ended 10/31/18	1.000	0.014	(1)	0.000	(2)	(0.014)		1.000	1.40%
Year Ended 10/31/17	1.000	0.005	(1)	0.000	(2)	(0.005)		1.000	0.50%
Advisory Class
Year Ended 10/31/21	$1.000	$0.000	(2)	$0.000	(2)	$(0.000	)(2)	$1.000	0.03%
Year Ended 10/31/20	1.000	0.004	(1)	0.001		(0.005)		1.000	0.47%
Year Ended 10/31/19	1.000	0.019	(1)	0.000	(2)	(0.019)		1.000	1.95%
Year Ended 10/31/18	1.000	0.013	(1)	0.000	(2)	(0.013)		1.000	1.30%
Year Ended 10/31/17	1.000	0.004	(1)	0.000	(2)	(0.004)		1.000	0.40%
Participant Class
Year Ended 10/31/21	$1.000	$0.000	(1)(2)	$0.000	(2)	$(0.000	)(2)	$1.000	0.03%
Year Ended 10/31/20	1.000	0.003	(1)	0.001		(0.004)		1.000	0.38%
Year Ended 10/31/19	1.000	0.017	(1)	0.000	(2)	(0.017)		1.000	1.69%
Year Ended 10/31/18	1.000	0.011	(1)	(0.001)		(0.010)		1.000	1.04%
Year Ended 10/31/17	1.000	0.001	(1)	0.001		(0.002)		1.000	0.19%
Cash Management Class
Year Ended 10/31/21	$1.000	$0.000	(1)(2)	$0.000	(2)	$(0.000	)(2)	$1.000	0.03%
Year Ended 10/31/20	1.000	0.004	(1)	0.001		(0.005)		1.000	0.52%
Year Ended 10/31/19	1.000	0.020	(1)	0.000	(2)	(0.020)		1.000	2.05%
Year Ended 10/31/18	1.000	0.014	(1)	0.000	(2)	(0.014)		1.000	1.40%
Year Ended 10/31/17	1.000	0.005	(1)	0.000	(2)	(0.005)		1.000	0.50%
Select Class
Year Ended 10/31/21	$1.000	$0.000	(1)(2)	$0.000	(2)	$(0.000	)(2)	$1.000	0.03%
Year Ended 10/31/20	1.000	0.001	(1)	0.002		(0.003)		1.000	0.26%
Year Ended 10/31/19	1.000	0.014	(1)	0.000	(2)	(0.014)		1.000	1.39%
Year Ended 10/31/18	1.000	0.008	(1)	(0.001)		(0.007)		1.000	0.74%
Year Ended 10/31/17	1.000	0.000	(1)(2)	0.000	(2)	(0.000	)(2)	1.000	0.04%
CastleOak Shares Class
For the Period Ended 10/31/21(7)	$1.000	$0.000	(1)(2)	$(0.000	)(2)	$(0.000	)(2)	$1.000	0.01	%(5)

The accompanying notes are an integral part of the financial statements.

2021 Annual Report

October 31, 2021

Financial Highlights (cont'd)

	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Interest Expenses		Ratio of Expenses to Average Net Assets (Before Waivers/ Reimbursement)		Ratio of Net Investment Income to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets (Before Waivers/ Reimbursement)
Government Portfolio:
Institutional Class
Year Ended 10/31/21	$125,443,478	0.07%		N/A		0.21%		0.02%		(0.12)%
Year Ended 10/31/20	75,357,703	0.17%		0.17%		0.21%		0.48%		0.44%
Year Ended 10/31/19	57,870,416	0.17%		0.17%		0.21%		2.17%		2.13%
Year Ended 10/31/18	42,900,056	0.17%		N/A		0.21%		1.55%		1.51%
Year Ended 10/31/17	40,080,925	0.18%		N/A		0.21%		0.63%		0.60%
Institutional Select Class
Year Ended 10/31/21	$22,579,049	0.07	%(3)	N/A		0.26%		0.02%		(0.17)%
Year Ended 10/31/20	10,462,967	0.20	%(3)	0.20	%(3)	0.26%		0.45%		0.39%
Year Ended 10/31/19	350,876	0.22	%(3)	0.22	%(3)	0.26%		2.12%		2.08%
Year Ended 10/31/18	750,517	0.22	%(3)	N/A		0.26%		1.50%		1.46%
Year Ended 10/31/17	1,990,491	0.23	%(3)	N/A		0.26%		0.58%		0.55%
Investor Class
Year Ended 10/31/21	$1,433,481	0.07	%(3)	N/A		0.31%		0.02%		(0.22)%
Year Ended 10/31/20	1,509,475	0.25	%(3)	0.25	%(3)	0.31%		0.40%		0.34%
Year Ended 10/31/19	3,447,615	0.27	%(3)	0.27	%(3)	0.31%		2.07%		2.03%
Year Ended 10/31/18	2,426,700	0.27	%(3)	N/A		0.31%		1.45%		1.41%
Year Ended 10/31/17	79,317	0.28	%(3)	N/A		0.31%		0.53%		0.50%
Administrative Class
Year Ended 10/31/21	$357,558	0.07	%(3)	N/A		0.36%		0.02%		(0.27)%
Year Ended 10/31/20	161,405	0.26	%(3)	0.26	%(3)	0.36%		0.39%		0.29%
Year Ended 10/31/19	186,966	0.32	%(3)	0.32	%(3)	0.36%		2.02%		1.98%
Year Ended 10/31/18	181,397	0.32	%(3)	N/A		0.36%		1.40%		1.36%
Year Ended 10/31/17	169,710	0.33	%(3)	N/A		0.36%		0.48%		0.45%
Advisory Class
Year Ended 10/31/21	$1,794,163	0.07	%(3)	N/A		0.46%		0.02%		(0.37)%
Year Ended 10/31/20	1,143,921	0.30	%(3)	0.30	%(3)	0.46%		0.35%		0.19%
Year Ended 10/31/19	962,234	0.42	%(3)	0.42	%(3)	0.46%		1.92%		1.88%
Year Ended 10/31/18	1,082,958	0.42	%(3)	N/A		0.46%		1.30%		1.26%
Year Ended 10/31/17	1,195,962	0.43	%(3)	N/A		0.46%		0.38%		0.35%
Participant Class
Year Ended 10/31/21	$2,082,873	0.07	%(3)	N/A		0.71%		0.02%		(0.62)%
Year Ended 10/31/20	1,671,051	0.36	%(3)	0.36	%(3)	0.71%		0.29%		(0.06)%
Year Ended 10/31/19	942,575	0.67	%(3)	0.67	%(3)	0.71%		1.67%		1.63%
Year Ended 10/31/18	770,987	0.67	%(3)	N/A		0.71%		1.05%		1.01%
Year Ended 10/31/17	919,665	0.68	%(3)	N/A		0.71%		0.13%		0.10%
Cash Management Class
Year Ended 10/31/21	$4,397	0.07	%(3)	N/A		0.36%		0.02%		(0.27)%
Year Ended 10/31/20	4,704	0.26	%(3)	0.26	%(3)	0.36%		0.39%		0.29%
Year Ended 10/31/19	4,914	0.32	%(3)	0.32	%(3)	0.36%		2.02%		1.98%
Year Ended 10/31/18	16,226	0.32	%(3)	N/A		0.36%		1.40%		1.36%
Year Ended 10/31/17	28,533	0.33	%(3)	N/A		0.36%		0.48%		0.45%
Select Class
Year Ended 10/31/21	$51	0.07	%(3)	N/A		1.01%		0.02%		(0.92)%
Year Ended 10/31/20	51	0.51	%(3)	0.51	(3)	1.01%		0.14%		(0.36)%
Year Ended 10/31/19	50	0.97	%(3)	0.97	(3)	1.01%		1.37%		1.33%
Year Ended 10/31/18	50	0.97	%(3)	N/A		1.01%		0.75%		0.71%
Year Ended 10/31/17	50	0.79	%(3)	N/A		1.01%		0.02%		(0.20)%
CastleOak Shares Class
For the Period Ended 10/31/21(7)	$371,765	0.07	%(6)	N/A		0.21	%(6)	0.02	%(6)	(0.12	)%(6)

The accompanying notes are an integral part of the financial statements.

2021 Annual Report

October 31, 2021

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain (Loss) on Investments		Distributions From Net Investment Income		Net Asset Value, End of Period	Total Return
Government Securities Portfolio:
Institutional Class
Year Ended 10/31/21	$1.000	$0.000	(1)(2)	$0.000	(2)	$(0.000	)(2)	$1.000	0.01%
Year Ended 10/31/20	1.000	0.005	(1)	0.001		(0.006)		1.000	0.61%
Year Ended 10/31/19	1.000	0.021	(1)	0.000	(2)	(0.021)		1.000	2.14%
Year Ended 10/31/18	1.000	0.013	(1)	0.002		(0.015)		1.000	1.47%
Year Ended 10/31/17	1.000	0.006	(1)	0.000	(2)	(0.006)		1.000	0.60%
Institutional Select Class
Year Ended 10/31/21	$1.000	$0.000	(1)(2)	$(0.000	)(2)	$(0.000	)(2)	$1.000	0.01%
Year Ended 10/31/20	1.000	0.004	(1)	0.002		(0.006)		1.000	0.58%
Year Ended 10/31/19	1.000	0.021	(1)	0.000	(2)	(0.021)		1.000	2.08%
Year Ended 10/31/18	1.000	0.012	(1)	0.002		(0.014)		1.000	1.43%
Year Ended 10/31/17	1.000	0.006	(1)	0.000	(2)	(0.006)		1.000	0.55%
Investor Class
Year Ended 10/31/21	$1.000	$0.000	(1)(2)	$(0.000	)(2)	$(0.000	)(2)	$1.000	0.01%
Year Ended 10/31/20	1.000	0.004	(1)	0.002		(0.006)		1.000	0.55%
Year Ended 10/31/19	1.000	0.020	(1)	0.000	(2)	(0.020)		1.000	2.03%
Year Ended 10/31/18	1.000	0.012	(1)	0.002		(0.014)		1.000	1.37%
Year Ended 10/31/17	1.000	0.005	(1)	0.000	(2)	(0.005)		1.000	0.50%
Administrative Class
Year Ended 10/31/21	$1.000	$0.000	(1)(2)	$0.000	(2)	$(0.000	)(2)	$1.000	0.01%
Year Ended 10/31/20	1.000	0.004	(1)	0.001		(0.005)		1.000	0.52%
Year Ended 10/31/19	1.000	0.020	(1)	0.000	(2)	(0.020)		1.000	1.98%
Year Ended 10/31/18	1.000	0.011	(1)	0.002		(0.013)		1.000	1.32%
Year Ended 10/31/17	1.000	0.005	(1)	0.000	(2)	(0.005)		1.000	0.45%
Advisory Class
Year Ended 10/31/21	$1.000	$0.000	(1)(2)	$0.000	(2)	$(0.000	)(2)	$1.000	0.01%
Year Ended 10/31/20	1.000	0.003	(1)	0.002		(0.005)		1.000	0.47%
Year Ended 10/31/19	1.000	0.019	(1)	0.000	(2)	(0.019)		1.000	1.88%
Year Ended 10/31/18	1.000	0.010	(1)	0.002		(0.012)		1.000	1.22%
Year Ended 10/31/17	1.000	0.004	(1)	0.000	(2)	(0.004)		1.000	0.35%
Participant Class
Year Ended 10/31/21	$1.000	$0.000	(1)(2)	$0.000	(2)	$(0.000	)(2)	$1.000	0.01%
Year Ended 10/31/20	1.000	0.003	(1)	0.002		(0.005)		1.000	0.47%
Year Ended 10/31/19	1.000	0.019	(1)	0.000	(2)	(0.019)		1.000	1.88%
Year Ended 10/31/18	1.000	0.011	(1)	0.001		(0.012)		1.000	1.22%
Year Ended 10/31/17	1.000	0.004	(1)	0.000	(2)	(0.004)		1.000	0.36%
Cash Management Class
Year Ended 10/31/21	$1.000	$0.000	(1)(2)	$0.000	(2)	$(0.000	)(2)	$1.000	0.01%
Year Ended 10/31/20	1.000	0.004	(1)	0.001		(0.005)		1.000	0.53%
Year Ended 10/31/19	1.000	0.020	(1)	0.000	(2)	(0.020)		1.000	1.99%
Year Ended 10/31/18	1.000	0.011	(1)	0.002		(0.013)		1.000	1.32%
Year Ended 10/31/17	1.000	0.005	(1)	0.000	(2)	(0.005)		1.000	0.45%
The accompanying notes are an integral part of the financial statements.

2021 Annual Report

October 31, 2021

Financial Highlights (cont'd)

	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Before Waivers/ Reimbursement)	Ratio of Net Investment Income to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets (Before Waivers/ Reimbursement)
Government Securities Portfolio:
Institutional Class
Year Ended 10/31/21	$1,622,265	0.06%		0.22%	0.00	%(4)	(0.16)%
Year Ended 10/31/20	406,598	0.18%		0.21%	0.46%		0.43%
Year Ended 10/31/19	157,694	0.20%		0.23%	2.12%		2.09%
Year Ended 10/31/18	33,852	0.20%		0.21%	1.30%		1.29%
Year Ended 10/31/17	52,889	0.20%		0.22%	0.57%		0.55%
Institutional Select Class
Year Ended 10/31/21	$51	0.06	%(3)	0.27%	0.00	%(4)	(0.21)%
Year Ended 10/31/20	51	0.21	%(3)	0.27%	0.43%		0.37%
Year Ended 10/31/19	51	0.25	%(3)	0.28%	2.07%		2.04%
Year Ended 10/31/18	50	0.25	%(3)	0.26%	1.25%		1.24%
Year Ended 10/31/17	50	0.25	%(3)	0.27%	0.52%		0.50%
Investor Class
Year Ended 10/31/21	$51	0.06	%(3)	0.32%	0.00	%(4)	(0.26)%
Year Ended 10/31/20	51	0.24	%(3)	0.31%	0.39%		0.32%
Year Ended 10/31/19	1,006	0.30	%(3)	0.33%	2.02%		1.99%
Year Ended 10/31/18	460	0.30	%(3)	0.31%	1.20%		1.19%
Year Ended 10/31/17	50	0.30	%(3)	0.32%	0.47%		0.45%
Administrative Class
Year Ended 10/31/21	$51	0.06	%(3)	0.37%	0.00	%(4)	(0.31)%
Year Ended 10/31/20	51	0.27	%(3)	0.37%	0.37%		0.27%
Year Ended 10/31/19	51	0.35	%(3)	0.38%	1.97%		1.94%
Year Ended 10/31/18	50	0.35	%(3)	0.36%	1.15%		1.14%
Year Ended 10/31/17	50	0.35	%(3)	0.37%	0.42%		0.40%
Advisory Class
Year Ended 10/31/21	$39,201	0.06	%(3)	0.47%	0.00	%(4)	(0.41)%
Year Ended 10/31/20	39,903	0.30	%(3)	0.46%	0.34%		0.18%
Year Ended 10/31/19	38,039	0.45	%(3)	0.48%	1.87%		1.84%
Year Ended 10/31/18	35,943	0.45	%(3)	0.46%	1.05%		1.04%
Year Ended 10/31/17	39,676	0.45	%(3)	0.47%	0.32%		0.30%
Participant Class
Year Ended 10/31/21	$15,949,390	0.06	%(3)	0.72%	0.00	%(4)	(0.66)%
Year Ended 10/31/20	6,549,518	0.29	%(3)	0.71%	0.35%		(0.07)%
Year Ended 10/31/19	2,724,346	0.45	%(3)	0.73%	1.87%		1.59%
Year Ended 10/31/18	2,780,482	0.45	%(3)	0.71%	1.05%		0.79%
Year Ended 10/31/17	17,766,128	0.44	%(3)	0.72%	0.33%		0.05%
Cash Management Class
Year Ended 10/31/21	$356	0.06	%(3)	0.37%	0.00	%(4)	(0.31)%
Year Ended 10/31/20	356	0.26	%(3)	0.36%	0.37%		0.27%
Year Ended 10/31/19	355	0.35	%(3)	0.38%	1.97%		1.94%
Year Ended 10/31/18	1,384	0.35	%(3)	0.36%	1.15%		1.14%
Year Ended 10/31/17	2,097	0.35	%(3)	0.37%	0.42%		0.40%

The accompanying notes are an integral part of the financial statements.

2021 Annual Report

October 31, 2021

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain (Loss) on Investments		Distributions From Net Investment Income		Net Asset Value, End of Period	Total Return
Treasury Portfolio:
Institutional Class
Year Ended 10/31/21	$1.000	$0.000	(1)(2)	$(0.000	)(2)	$(0.000	)(2)	$1.000	0.01%
Year Ended 10/31/20	1.000	0.004	(1)	0.002		(0.006)		1.000	0.57%
Year Ended 10/31/19	1.000	0.021	(1)	0.000	(2)	(0.021)		1.000	2.17%
Year Ended 10/31/18	1.000	0.015	(1)	0.000	(2)	(0.015)		1.000	1.55%
Year Ended 10/31/17	1.000	0.006	(1)	0.000	(2)	(0.006)		1.000	0.63%
Institutional Select Class
Year Ended 10/31/21	$1.000	$0.000	(1)(2)	$0.000	(2)	$(0.000	)(2)	$1.000	0.01%
Year Ended 10/31/20	1.000	0.003	(1)	0.002		(0.005)		1.000	0.54%
Year Ended 10/31/19	1.000	0.021	(1)	0.000	(2)	(0.021)		1.000	2.12%
Year Ended 10/31/18	1.000	0.015	(1)	0.000	(2)	(0.015)		1.000	1.50%
Year Ended 10/31/17	1.000	0.006	(1)	0.000	(2)	(0.006)		1.000	0.58%
Investor Class
Year Ended 10/31/21	$1.000	$0.000	(1)(2)	$(0.000	)(2)	$(0.000	)(2)	$1.000	0.01%
Year Ended 10/31/20	1.000	0.003	(1)	0.002		(0.005)		1.000	0.51%
Year Ended 10/31/19	1.000	0.020	(1)	0.000	(2)	(0.020)		1.000	2.07%
Year Ended 10/31/18	1.000	0.014	(1)	0.000	(2)	(0.014)		1.000	1.45%
Year Ended 10/31/17	1.000	0.005	(1)	0.000	(2)	(0.005)		1.000	0.53%
Administrative Class
Year Ended 10/31/21	$1.000	$0.000	(1)(2)	$(0.000	)(2)	$(0.000	)(2)	$1.000	0.01%
Year Ended 10/31/20	1.000	0.003	(1)	0.002		(0.005)		1.000	0.49%
Year Ended 10/31/19	1.000	0.020	(1)	0.000	(2)	(0.020)		1.000	2.02%
Year Ended 10/31/18	1.000	0.014	(1)	0.000	(2)	(0.014)		1.000	1.39%
Year Ended 10/31/17	1.000	0.005	(1)	0.000	(2)	(0.005)		1.000	0.48%
Advisory Class
Year Ended 10/31/21	$1.000	$0.000	(1)(2)	$(0.000	)(2)	$(0.000	)(2)	$1.000	0.01%
Year Ended 10/31/20	1.000	0.003	(1)	0.002		(0.005)		1.000	0.45%
Year Ended 10/31/19	1.000	0.019	(1)	0.000	(2)	(0.019)		1.000	1.92%
Year Ended 10/31/18	1.000	0.013	(1)	0.000	(2)	(0.013)		1.000	1.29%
Year Ended 10/31/17	1.000	0.004	(1)	0.000	(2)	(0.004)		1.000	0.38%
Participant Class
Year Ended 10/31/21	$1.000	$0.000	(1)(2)	$(0.000	)(2)	$(0.000	)(2)	$1.000	0.01%
Year Ended 10/31/20	1.000	0.002	(1)	0.002		(0.004)		1.000	0.36%
Year Ended 10/31/19	1.000	0.016	(1)	0.000	(2)	(0.016)		1.000	1.66%
Year Ended 10/31/18	1.000	0.010	(1)	0.000	(2)	(0.010)		1.000	1.04%
Year Ended 10/31/17	1.000	0.001	(1)	0.001		(0.002)		1.000	0.19%
Cash Management Class
Year Ended 10/31/21	$1.000	$0.000	(1)(2)	$(0.000	)(2)	$(0.000	)(2)	$1.000	0.01%
Year Ended 10/31/20	1.000	0.003	(1)	0.002		(0.005)		1.000	0.49%
Year Ended 10/31/19	1.000	0.020	(1)	0.000	(2)	(0.020)		1.000	2.02%
Year Ended 10/31/18	1.000	0.014	(1)	0.000	(2)	(0.014)		1.000	1.39%
Year Ended 10/31/17	1.000	0.005	(1)	0.000	(2)	(0.005)		1.000	0.48%
Select Class
Year Ended 10/31/21	$1.000	$0.000	(1)(2)	$(0.000	)(2)	$(0.000	)(2)	$1.000	0.01%
Year Ended 10/31/20	1.000	0.000	(1)(2)	0.002		(0.002)		1.000	0.25%
Year Ended 10/31/19	1.000	0.013	(1)	0.000	(2)	(0.013)		1.000	1.36%
Year Ended 10/31/18	1.000	0.007	(1)	0.000	(2)	(0.007)		1.000	0.74%
Year Ended 10/31/17	1.000	0.000	(1)(2)	0.000	(2)	(0.000	)(2)	1.000	0.04%

The accompanying notes are an integral part of the financial statements.

2021 Annual Report

October 31, 2021

Financial Highlights (cont'd)

	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Interest Expenses		Ratio of Expenses to Average Net Assets (Before Waivers/ Reimbursement)	Ratio of Net Investment Income to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets (Before Waivers/ Reimbursement)
Treasury Portfolio:
Institutional Class
Year Ended 10/31/21	$21,468,388	0.07%		N/A		0.21%	0.01%	(0.13)%
Year Ended 10/31/20	22,266,196	0.19%		0.19%		0.21%	0.37%	0.35%
Year Ended 10/31/19	14,630,148	0.19%		N/A		0.21%	2.15%	2.13%
Year Ended 10/31/18	13,792,827	0.19%		N/A		0.21%	1.53%	1.51%
Year Ended 10/31/17	12,423,969	0.18%		N/A		0.21%	0.61%	0.58%
Institutional Select Class
Year Ended 10/31/21	$14,878,731	0.07	%(3)	N/A		0.26%	0.01%	(0.18)%
Year Ended 10/31/20	10,007,559	0.21	%(3)	0.21	%(3)	0.26%	0.34%	0.29%
Year Ended 10/31/19	239,361	0.24	%(3)	N/A		0.26%	2.10%	2.08%
Year Ended 10/31/18	331,029	0.24	%(3)	N/A		0.26%	1.48%	1.46%
Year Ended 10/31/17	316,164	0.23	%(3)	N/A		0.26%	0.56%	0.53%
Investor Class
Year Ended 10/31/21	$26,713	0.07	%(3)	N/A		0.31%	0.01%	(0.23)%
Year Ended 10/31/20	35,583	0.23	%(3)	0.23	%(3)	0.31%	0.33%	0.25%
Year Ended 10/31/19	14,834	0.29	%(3)	N/A		0.31%	2.05%	2.03%
Year Ended 10/31/18	9,446	0.29	%(3)	N/A		0.31%	1.43%	1.41%
Year Ended 10/31/17	26,243	0.28	%(3)	N/A		0.31%	0.51%	0.48%
Administrative Class
Year Ended 10/31/21	$3,294	0.07	%(3)	N/A		0.36%	0.01%	(0.28)%
Year Ended 10/31/20	3,435	0.27	%(3)	0.27	%(3)	0.36%	0.29%	0.20%
Year Ended 10/31/19	3,534	0.34	%(3)	N/A		0.36%	2.00%	1.98%
Year Ended 10/31/18	2,500	0.34	%(3)	N/A		0.36%	1.38%	1.36%
Year Ended 10/31/17	4,340	0.33	%(3)	N/A		0.36%	0.46%	0.43%
Advisory Class
Year Ended 10/31/21	$511,566	0.07	%(3)	N/A		0.46%	0.01%	(0.38)%
Year Ended 10/31/20	575,951	0.29	%(3)	0.29	%(3)	0.46%	0.26%	0.09%
Year Ended 10/31/19	545,826	0.44	%(3)	N/A		0.46%	1.90%	1.88%
Year Ended 10/31/18	467,066	0.44	%(3)	N/A		0.46%	1.28%	1.26%
Year Ended 10/31/17	578,488	0.43	%(3)	N/A		0.46%	0.36%	0.33%
Participant Class
Year Ended 10/31/21	$2,998,738	0.07	%(3)	N/A		0.71%	0.01%	(0.63)%
Year Ended 10/31/20	2,383,586	0.39	%(3)	0.39	%(3)	0.71%	0.17%	(0.15)%
Year Ended 10/31/19	1,430,849	0.69	%(3)	N/A		0.71%	1.65%	1.63%
Year Ended 10/31/18	789,069	0.69	%(3)	N/A		0.71%	1.03%	1.01%
Year Ended 10/31/17	484,458	0.68	%(3)	N/A		0.71%	0.11%	0.08%
Cash Management Class
Year Ended 10/31/21	$17,412	0.07	%(3)	N/A		0.36%	0.01%	(0.28)%
Year Ended 10/31/20	17,563	0.27	%(3)	0.27	%(3)	0.36%	0.29%	0.20%
Year Ended 10/31/19	17,886	0.34	%(3)	N/A		0.36%	2.00%	1.98%
Year Ended 10/31/18	22,288	0.34	%(3)	N/A		0.36%	1.38%	1.36%
Year Ended 10/31/17	46,862	0.33	%(3)	N/A		0.36%	0.46%	0.43%
Select Class
Year Ended 10/31/21	$51	0.07	%(3)	N/A		1.01%	0.01%	(0.93)%
Year Ended 10/31/20	51	0.51	%(3)	0.51	%(3)	1.01%	0.05%	(0.45)%
Year Ended 10/31/19	50	0.99	%(3)	N/A		1.01%	1.35%	1.33%
Year Ended 10/31/18	50	0.99	%(3)	N/A		1.01%	0.73%	0.71%
Year Ended 10/31/17	50	0.78	%(3)	N/A		1.01%	0.01%	(0.22)%

The accompanying notes are an integral part of the financial statements.

2021 Annual Report

October 31, 2021

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain (Loss) on Investments		Distributions From Net Investment Income		Net Asset Value, End of Period	Total Return
Treasury Securities Portfolio:
Institutional Class
Year Ended 10/31/21	$1.000	$0.000	(1)(2)	$0.000	(2)	$(0.000	)(2)	$1.000	0.01%
Year Ended 10/31/20	1.000	0.004	(1)	0.002		(0.006)		1.000	0.61%
Year Ended 10/31/19	1.000	0.021	(1)	0.000	(2)	(0.021)		1.000	2.12%
Year Ended 10/31/18	1.000	0.015	(1)	(0.000	)(2)	(0.015)		1.000	1.51%
Year Ended 10/31/17	1.000	0.006	(1)	0.000	(2)	(0.006)		1.000	0.60%
Institutional Select Class
Year Ended 10/31/21	$1.000	$0.000	(1)(2)	$0.000	(2)	$(0.000	)(2)	$1.000	0.01%
Year Ended 10/31/20	1.000	0.004	(1)	0.002		(0.006)		1.000	0.58%
Year Ended 10/31/19	1.000	0.020	(1)	0.000	(2)	(0.020)		1.000	2.07%
Year Ended 10/31/18	1.000	0.015	(1)	(0.000	)(2)	(0.015)		1.000	1.46%
Year Ended 10/31/17	1.000	0.005	(1)	0.000	(2)	(0.005)		1.000	0.55%
Investor Class
Year Ended 10/31/21	$1.000	$0.000	(1)(2)	$0.000	(2)	$(0.000	)(2)	$1.000	0.01%
Year Ended 10/31/20	1.000	0.004	(1)	0.001		(0.005)		1.000	0.55%
Year Ended 10/31/19	1.000	0.020	(1)	0.000	(2)	(0.020)		1.000	2.01%
Year Ended 10/31/18	1.000	0.014	(1)	(0.000	)(2)	(0.014)		1.000	1.41%
Year Ended 10/31/17	1.000	0.005	(1)	0.000	(2)	(0.005)		1.000	0.50%
Administrative Class
Year Ended 10/31/21	$1.000	$0.000	(1)(2)	$0.000	(2)	$(0.000	)(2)	$1.000	0.01%
Year Ended 10/31/20	1.000	0.003	(1)	0.002		(0.005)		1.000	0.52%
Year Ended 10/31/19	1.000	0.019	(1)	0.000	(2)	(0.019)		1.000	1.96%
Year Ended 10/31/18	1.000	0.014	(1)	(0.000	)(2)	(0.014)		1.000	1.36%
Year Ended 10/31/17	1.000	0.004	(1)	0.000	(2)	(0.004)		1.000	0.45%
Advisory Class
Year Ended 10/31/21	$1.000	$0.000	(1)(2)	$0.000	(2)	$(0.000	)(2)	$1.000	0.01%
Year Ended 10/31/20	1.000	0.002	(1)	0.003		(0.005)		1.000	0.47%
Year Ended 10/31/19	1.000	0.018	(1)	0.000	(2)	(0.018)		1.000	1.86%
Year Ended 10/31/18	1.000	0.013	(1)	(0.000	)(2)	(0.013)		1.000	1.26%
Year Ended 10/31/17	1.000	0.004	(1)	(0.000	)(2)	(0.004)		1.000	0.35%
Participant Class
Year Ended 10/31/21	$1.000	$0.000	(1)(2)	$(0.000	)(2)	$(0.000	)(2)	$1.000	0.01%
Year Ended 10/31/20	1.000	0.002	(1)	0.002		(0.004)		1.000	0.37%
Year Ended 10/31/19	1.000	0.016	(1)	0.000	(2)	(0.016)		1.000	1.61%
Year Ended 10/31/18	1.000	0.010	(1)	(0.000	)(2)	(0.010)		1.000	1.00%
Year Ended 10/31/17	1.000	0.002	(1)	0.000	(2)	(0.002)		1.000	0.16%
Cash Management Class
Year Ended 10/31/21	$1.000	$0.000	(1)(2)	$0.000	(2)	$(0.000	)(2)	$1.000	0.01%
Year Ended 10/31/20	1.000	0.003	(1)	0.002		(0.005)		1.000	0.52%
Year Ended 10/31/19	1.000	0.019	(1)	0.000	(2)	(0.019)		1.000	1.96%
Year Ended 10/31/18	1.000	0.014	(1)	(0.000	)(2)	(0.014)		1.000	1.36%
Year Ended 10/31/17	1.000	0.004	(1)	0.000	(2)	(0.004)		1.000	0.45%
Select Class
Year Ended 10/31/21	$1.000	$0.000	(1)(2)	$0.000	(2)	$(0.000	)(2)	$1.000	0.01%
Year Ended 10/31/20	1.000	0.001	(1)	0.001		(0.002)		1.000	0.25%
Year Ended 10/31/19	1.000	0.013	(1)	0.000	(2)	(0.013)		1.000	1.30%
Year Ended 10/31/18	1.000	0.007	(1)	(0.000	)(2)	(0.007)		1.000	0.70%
Year Ended 10/31/17	1.000	0.000	(1)(2)	0.000	(2)	(0.000	)(2)	1.000	0.02%

The accompanying notes are an integral part of the financial statements.

2021 Annual Report

October 31, 2021

Financial Highlights (cont'd)

	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Interest Expenses		Ratio of Expenses to Average Net Assets (Before Waivers/ Reimbursement)	Ratio of Net Investment Income to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets (Before Waivers/ Reimbursement)
Treasury Securities Portfolio:
Institutional Class
Year Ended 10/31/21	$52,515,537	0.06%		N/A		0.21%	0.01%	(0.14)%
Year Ended 10/31/20	45,646,654	0.18%		0.18%		0.21%	0.43%	0.40%
Year Ended 10/31/19	23,790,835	0.20%		N/A		0.21%	2.09%	2.08%
Year Ended 10/31/18	19,642,850	0.20%		N/A		0.21%	1.51%	1.50%
Year Ended 10/31/17	18,160,353	0.19%		N/A		0.21%	0.59%	0.57%
Institutional Select Class
Year Ended 10/31/21	$1,052,857	0.06	%(3)	N/A		0.26%	0.01%	(0.19)%
Year Ended 10/31/20	4,118,125	0.21	%(3)	0.21	%(3)	0.26%	0.40%	0.35%
Year Ended 10/31/19	398,934	0.25	%(3)	N/A		0.26%	2.04%	2.03%
Year Ended 10/31/18	189,558	0.25	%(3)	N/A		0.26%	1.46%	1.45%
Year Ended 10/31/17	239,841	0.24	%(3)	N/A		0.26%	0.54%	0.52%
Investor Class
Year Ended 10/31/21	$51	0.06	%(3)	N/A		0.31%	0.01%	(0.24)%
Year Ended 10/31/20	51	0.25	%(3)	0.25	%(3)	0.31%	0.37%	0.31%
Year Ended 10/31/19	51	0.30	%(3)	N/A		0.31%	1.99%	1.98%
Year Ended 10/31/18	39,323	0.30	%(3)	N/A		0.31%	1.41%	1.40%
Year Ended 10/31/17	63,180	0.29	%(3)	N/A		0.31%	0.49%	0.47%
Administrative Class
Year Ended 10/31/21	$18,968	0.06	%(3)	N/A		0.36%	0.01%	(0.29)%
Year Ended 10/31/20	2,024	0.27	%(3)	0.27	%(3)	0.36%	0.34%	0.25%
Year Ended 10/31/19	2,015	0.35	%(3)	N/A		0.36%	1.94%	1.93%
Year Ended 10/31/18	2,378	0.35	%(3)	N/A		0.36%	1.36%	1.35%
Year Ended 10/31/17	127	0.34	%(3)	N/A		0.36%	0.44%	0.42%
Advisory Class
Year Ended 10/31/21	$38,959	0.06	%(3)	N/A		0.46%	0.01%	(0.39)%
Year Ended 10/31/20	17,188	0.40	%(3)	0.40	%(3)	0.46%	0.21%	0.15%
Year Ended 10/31/19	42,143	0.45	%(3)	N/A		0.46%	1.84%	1.83%
Year Ended 10/31/18	12,489	0.45	%(3)	N/A		0.46%	1.26%	1.25%
Year Ended 10/31/17	1,806	0.42	%(3)	N/A		0.46%	0.36%	0.32%
Participant Class
Year Ended 10/31/21	$259	0.06	%(3)	N/A		0.71%	0.01%	(0.64)%
Year Ended 10/31/20	575	0.40	%(3)	0.40	%(3)	0.71%	0.21%	(0.10)%
Year Ended 10/31/19	629	0.70	%(3)	N/A		0.71%	1.59%	1.58%
Year Ended 10/31/18	234	0.70	%(3)	N/A		0.71%	1.01%	1.00%
Year Ended 10/31/17	307	0.62	%(3)	N/A		0.71%	0.16%	0.07%
Cash Management Class
Year Ended 10/31/21	$9,921	0.06	%(3)	N/A		0.36%	0.01%	(0.29)%
Year Ended 10/31/20	11,108	0.28	%(3)	0.28	%(3)	0.36%	0.33%	0.25%
Year Ended 10/31/19	18,758	0.35	%(3)	N/A		0.36%	1.94%	1.93%
Year Ended 10/31/18	51,187	0.35	%(3)	N/A		0.36%	1.36%	1.35%
Year Ended 10/31/17	80,852	0.34	%(3)	N/A		0.36%	0.44%	0.42%
Select Class
Year Ended 10/31/21	$51	0.06	%(3)	N/A		1.01%	0.01%	(0.94)%
Year Ended 10/31/20	51	0.54	%(3)	0.54	%(3)	1.00%	0.07%	(0.39)%
Year Ended 10/31/19	50	1.00	%(3)	N/A		1.01%	1.29%	1.28%
Year Ended 10/31/18	50	1.00	%(3)	N/A		1.01%	0.71%	0.70%
Year Ended 10/31/17	50	0.76	%(3)	N/A		1.01%	0.02%	(0.23)%

The accompanying notes are an integral part of the financial statements.

2021 Annual Report

October 31, 2021

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain (Loss) on Investments		Distributions From Net Investment Income		Net Asset Value, End of Period	Total Return
Tax-Exempt Portfolio:
Institutional Class
Year Ended 10/31/21	$1.0001	$0.0001	(1)(2)	$0.0000	(2)	$(0.0001	)(2)	$1.0001	0.01%
Year Ended 10/31/20	1.0001	0.0064	(1)	(0.0004	)(2)	(0.0060)		1.0001	0.60%
Year Ended 10/31/19	1.0000	0.0141	(1)	0.0001	(2)	(0.0141)		1.0001	1.43%
Year Ended 10/31/18	1.0000	0.0118	(1)	(0.0003	)(2)	(0.0115)		1.0000	1.16%
Year Ended 10/31/17	1.0000	0.0059	(1)	(0.0002	)(2)	(0.0057)		1.0000	0.57%
Institutional Select Class
Year Ended 10/31/21	$1.0001	$0.0001	(1)(2)	$(0.0000	)(2)	$(0.0001	)(2)	$1.0001	0.01%
Year Ended 10/31/20	1.0001	0.0060	(1)	(0.0004	)(2)	(0.0056)		1.0001	0.56%
Year Ended 10/31/19	1.0000	0.0136	(1)	0.0001	(2)	(0.0136)		1.0001	1.38%
Year Ended 10/31/18	1.0000	0.0113	(1)	(0.0003	)(2)	(0.0110)		1.0000	1.10%
Year Ended 10/31/17	1.0000	0.0054	(1)	(0.0002	)(2)	(0.0052)		1.0000	0.52%
Cash Management Class
Year Ended 10/31/21	$1.0002	$0.0001	(1)(2)	$(0.0001	)(2)	$(0.0001	)(2)	$1.0001	0.00	%(4)
Year Ended 10/31/20	1.0001	0.0054	(1)	(0.0003	)(2)	(0.0050)		1.0002	0.51%
Year Ended 10/31/19	1.0000	0.0126	(1)	0.0001	(2)	(0.0126)		1.0001	1.27%
Year Ended 10/31/18	1.0000	0.0103	(1)	(0.0003	)(2)	(0.0100)		1.0000	1.02%
Year Ended 10/31/17	1.0000	0.0044	(1)	(0.0002	)(2)	(0.0042)		1.0000	0.42%

The accompanying notes are an integral part of the financial statements.

2021 Annual Report

October 31, 2021

Financial Highlights (cont'd)

	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Before Waivers/ Reimbursement)	Ratio of Net Investment Income to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets (Before Waivers/ Reimbursement)
Tax-Exempt Portfolio:
Institutional Class
Year Ended 10/31/21	$247,727	0.08%		0.34%	0.01%	(0.25)%
Year Ended 10/31/20	366,440	0.15%		0.29%	0.63%	0.49%
Year Ended 10/31/19	612,147	0.15%		0.27%	1.40%	1.28%
Year Ended 10/31/18	491,714	0.18%		0.33%	1.18%	1.03%
Year Ended 10/31/17	144,208	0.18%		0.51%	0.59%	0.26%
Institutional Select Class
Year Ended 10/31/21	$51	0.08	%(3)	0.39%	0.01%	(0.30)%
Year Ended 10/31/20	51	0.18	%(3)	0.34%	0.59%	0.43%
Year Ended 10/31/19	50	0.20	%(3)	0.32%	1.35%	1.23%
Year Ended 10/31/18	50	0.23	%(3)	0.38%	1.13%	0.98%
Year Ended 10/31/17	50	0.23	%(3)	0.56%	0.54%	0.21%
Cash Management Class
Year Ended 10/31/21	$4,670	0.08	%(3)	0.49%	0.01%	(0.40)%
Year Ended 10/31/20	4,816	0.25	%(3)	0.44%	0.53%	0.34%
Year Ended 10/31/19	7,435	0.30	%(3)	0.42%	1.25%	1.13%
Year Ended 10/31/18	11,805	0.33	%(3)	0.48%	1.03%	0.88%
Year Ended 10/31/17	20,776	0.33	%(3)	0.66%	0.44%	0.11%

The accompanying notes are an integral part of the financial statements.

2021 Annual Report

October 31, 2021

Notes to Financial Highlights

(1)  Per share amount is based on average shares outstanding.

(2)  Amount is less than $0.0005 per share.

(3)  Ratio of Expenses to Average Net Assets before and after Maximum Expense Ratios may vary among share classes by more or less than the administration plan, service and shareholder administration plan, distribution plan and/or shareholder services plan (the "plans") fees due to either (1) fluctuations in daily net asset amounts, (2) changes in the plans' fees during the period for each share class, (3) changes in the Funds' expense cap during the year, (4) waivers to the plans' fees for each share class, or (5) a combination of the previous points.

(4)  Amount is less than 0.005%.

(5)  Not annualized.

(6)  Annualized.

(7)  Commenced offering on May 4, 2021.

The accompanying notes are an integral part of the financial statements.

2021 Annual Report

October 31, 2021

Notes to Financial Statements

Morgan Stanley Institutional Liquidity Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a Massachusetts business trust. The Trust is comprised of seven separate, active, diversified portfolios (individually referred to as a "Fund," collectively as the "Funds"). The Trust offers up to nine different classes of shares for certain Funds. Each Fund offers the Institutional Class, Institutional Select Class, Investor Class, Administrative Class, Advisory Class, Participant Class and Cash Management Class, the Select Class is only offered to Government, Treasury and Treasury Securities Portfolios and the CastleOak Shares Class is only offered to ESG Money Market and Government Portfolios. The Trust applies investment company accounting and reporting guidance. All classes of shares have identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares), dividend, liquidation and other rights.

The Investor Class and Administrative Class were fully redeemed during the month of October 2016 from the ESG Money Market Portfolio, Prime Portfolio and Tax-Exempt Portfolio and there were no shares outstanding as of October 31, 2021. In addition, during the month of October 2016, the Participant Class was fully redeemed from the Prime Portfolio and Tax-Exempt Portfolio and there were no shares outstanding as of October 31, 2021. During the month of November 2016, the Advisory Class was fully redeemed from the Tax-Exempt Portfolio and there were no shares outstanding as of October 31, 2021. Accordingly, no financial highlights have been presented for these classes.

ESG Money Market, Prime and Tax-Exempt Portfolios operate as "institutional money market funds," which require these Funds to have a floating NAV, rounded to the fourth decimal place. In addition, these Funds are permitted to impose a liquidity fee on redemptions or temporarily restrict redemptions if weekly liquid assets fall below required regulatory thresholds. These changes may affect the investment strategies, performance and operating expenses of these Funds. Government, Government Securities, Treasury and Treasury Securities Portfolios operate as "government money market funds," which allow these Funds to continue to seek a stable NAV. These Funds will not impose a liquidity fee or temporarily suspend redemptions in the event that weekly liquid assets fall below specified regulatory thresholds.

For detailed descriptions of the investment objectives of each of the Funds and other related information, please refer to the prospectuses of the Trust. Generally, the investment objective of the Funds is to seek preservation of capital, daily liquidity and maximum current income (exempt from federal income tax in the case of Tax-Exempt Portfolio).

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Trust in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

In March 2020, the Financial Accounting Standards Board ("FASB") issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting ("ASU 2020-04"), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate ("LIBOR") and other Interbank Offered Rate ("IBOR") based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management evaluated the impact of ASU 2020-04 on the Fund's investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform and does not expect there will be any significant impact to the Fund.

1.  Security Valuation: (1) Government, Government Securities, Treasury and Treasury Securities: Portfolio securities are valued at amortized cost which approximates fair value, in accordance with Rule 2a-7 under the Act. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity; (2) ESG Money Market, Prime and Tax-Exempt: Portfolio securities are valued by an outside pricing service/vendor approved by the Trust's Board of Trustees (the "Trustees"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics; and (3) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the price is not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures, established by and under the general supervision of the Trustees.

The Trustees have responsibility for determining in good faith the fair value of the investments, and the Trustees

2021 Annual Report

October 31, 2021

Notes to Financial Statements (cont'd)

may appoint others, such as the Trust's Adviser or a valuation committee, to assist the Trustees in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Trustees. Under procedures approved by the Trustees, the Trust's Adviser has formed a Valuation Committee whose members are approved by the Trustees. The Valuation Committee provides administration and oversight of the Trust's valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Trust to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Repurchase Agreements: Certain Funds may enter into repurchase agreements under which a Fund lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank, as custodian for the Trust, takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Funds, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

Certain Funds may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the Trust's custodian for investment companies advised by the Trust's Adviser. The Fund will participate on a pro-rata basis with the other investment companies in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Certain Fund's repurchase agreements are subject to Master Repurchase Agreements which are agreements between the Fund and its counterparties that typically include provisions which provide for the net settlement of all transactions and collateral with the Trust, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statements of Assets and Liabilities are not net settlement amounts but gross. As indicated on the Portfolio of Investments, the cash or securities to be repurchased exceeds the repurchase price to be paid under the repurchase agreement reducing the net settlement amount to zero.

3.  Fair Value Measurement: FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

2021 Annual Report

October 31, 2021

Notes to Financial Statements (cont'd)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value each Fund's investments as of October 31, 2021:

ESG Money Market Portfolio

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Certificates of Deposit	$—	$38,004	$—	$38,004
Commercial Paper	—	1,208,451	—	1,208,451
Corporate Bond	—	46,968	—	46,968
Floating Rate Notes	—	430,114	—	430,114
Repurchase Agreements	—	985,000	—	985,000
Time Deposits	—	845,000	—	845,000
Total Assets	$—	$3,553,537	$—	$3,553,537

Prime Portfolio

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Certificates of Deposit	$—	$1,175,055	$—	$1,175,055
Commercial Paper	—	5,334,891	—	5,334,891
Corporate Bond	—	11,869	—	11,869
Floating Rate Notes	—	1,510,370	—	1,510,370
Repurchase Agreements	—	6,410,500	—	6,410,500
Time Deposits	—	2,377,000	—	2,377,000
Total Assets	$—	$16,819,685	$—	$16,819,685

Government Portfolio

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Repurchase Agreements	$—	$109,279,985	$—	$109,279,985
U.S. Agency Securities	—	11,159,287	—	11,159,287
U.S. Treasury Securities	—	39,757,459	—	39,757,459
Total Assets	$—	$160,196,731	$—	$160,196,731

Government Securities Portfolio

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
U.S. Agency Securities	$—	$7,366,724	$—	$7,366,724
U.S. Treasury Securities	—	10,522,926	—	10,522,926
Total Assets	$—	$17,889,650	$—	$17,889,650

Treasury Portfolio

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Repurchase Agreements	$—	$27,659,003	$—	$27,659,003
U.S. Treasury Securities	—	13,969,404	—	13,969,404
Total Assets	$—	$41,628,407	$—	$41,628,407

Treasury Securities Portfolio

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
U.S. Treasury Securities	$—	$54,096,505	$—	$54,096,505
Total Assets	$—	$54,096,505	$—	$54,096,505

Tax-Exempt Portfolio

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Tax-Exempt Instruments
Weekly Variable Rate Bonds	$—	$117,965	$—	$117,965
Daily Variable Rate Bonds	—	43,035	—	43,035
Commercial Paper	—	51,751	—	51,751
Municipal Bonds & Notes	—	10,703	—	10,703
Closed-End Investment Companies	—	22,000	—	22,000
Floating Rate Note	—	6,650	—	6,650
Total Assets	$—	$252,104	$—	$252,104

2021 Annual Report

October 31, 2021

Notes to Financial Statements (cont'd)

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

4.  When-Issued/Delayed Delivery Securities: Certain Funds purchase and sell when-issued and delayed delivery securities. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery date. Payment and delivery for when-issued and delayed delivery securities can take place a month or more after the date of the transaction. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, securities are available for collateral in an amount at least equal in value to the Fund's commitments to purchase such securities. Purchasing securities on a when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when-issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains (losses) may have on the Fund.

5.  Indemnifications: The Trust enters into contracts that contain a variety of indemnifications. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6.  Dividends and Distributions to Shareholders: Dividends are accrued and declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Trust can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Trust with advisory services under the terms of an Investment Advisory Agreement, paid monthly, at the annual rates of the average daily net assets indicated below:

Fund	Advisory Fees
ESG Money Market	0.15%
Prime	0.15
Government	0.15
Government Securities	0.15
Treasury	0.15
Treasury Securities	0.15
Tax-Exempt	0.15

The Adviser has agreed to reduce its advisory fees, its administration fees and/or reimburse each Fund so that total annual operating expenses of each share class, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed the maximum expense ratios:

	Maximum Expense Ratios
Class	ESG Money Market	Prime	Government	Government Securities
Institutional Class	0.20%	0.20%	0.20%	0.20%
Institutional Select Class	0.25	0.25	0.25	0.25
Investor Class	0.30	0.30	0.30	0.30
Administrative Class	0.35	0.35	0.35	0.35
Advisory Class	0.45	0.45	0.45	0.45
Participant Class	0.70	0.70	0.70	0.45
Cash Management Class	0.35	0.35	0.35	0.35
Select Class	—	—	1.00	—
CastleOak Shares Class*	0.20	—	0.20	—
	Maximum Expense Ratios
Class	Treasury	Treasury Securities	Tax-Exempt
Institutional Class	0.20%	0.20%	0.20%
Institutional Select Class	0.25	0.25	0.25
Investor Class	0.30	0.30	0.30
Administrative Class	0.35	0.35	0.35
Advisory Class	0.45	0.45	0.45
Participant Class	0.70	0.70	0.70
Cash Management Class	0.35	0.35	0.35
Select Class	1.00	1.00	—

* Commenced offering on May 4, 2021.

The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Funds' prospectus or until such time as the Trustees act to discontinue all or a portion of such waivers and/or expense reimbursements when they deem such action is appropriate. In addition, the Adviser may make additional voluntary fee waivers and/or expense reimbursements. The ratio of expenses to average net assets disclosed in the Funds' Financial Highlights may be lower than the maximum expense ratios due to these additional fee waivers and/or expense reimbursements. The Adviser may also waive additional advisory fees and/or reimburse expenses to

2021 Annual Report

October 31, 2021

Notes to Financial Statements (cont'd)

enable a Fund to maintain a minimum level of daily net investment income. For the year ended October 31, 2021, the Funds had advisory fees waived and/or certain expenses reimbursed as follows:

Fund	Advisory Fees Waived and/or Reimbursed (000)
ESG Money Market	$2,921
Prime	12,851
Government	170,784
Government Securities	16,447
Treasury	48,913
Treasury Securities	77,251
Tax-Exempt	604

C. Administration Fees: The Adviser also serves as Administrator to the Trust and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.05% of each Fund's average daily net assets (without giving effect to any fee waivers). Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Trust. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Trust.

The Administrator has agreed to reduce its administration fees to enable a Fund to maintain a minimum level of daily net investment income.

For the year ended October 31, 2021, the Funds had administration fees waived as follows:

Fund	Administration Fees Waived (000)
Government	$10,596
Government Securities	2,490
Treasury	2,712
Treasury Securities	9,173
Tax-Exempt	138

D. Administration Plan, Service and Shareholder Administration Plan, Distribution Plan and Shareholder Services Plan Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the distributor of the Trust.

The Trust has entered into an Administration Plan with respect to its Institutional Select Class, Investor Class and Administrative Class shares pursuant to which each class of shares will pay the Distributor a monthly fee at an annual rate of up to 0.05%, 0.10% and 0.15%, of the average daily net assets of each such class of shares, respectively, to compensate certain financial intermediaries who provide administrative services to shareholders.

The Trust has also entered into a Service and Shareholder Administration Plan with respect to its Advisory Class shares pursuant to which its Advisory Class shares pays the Distributor a monthly fee at an annual rate of up to 0.25% of the average daily net assets of such class of shares, to compensate certain financial intermediaries who provide administrative services, personal and account maintenance services to shareholders.

The Trust has also entered into a Distribution Plan with respect to its Participant Class, Cash Management Class and Select Class shares pursuant to which each class of shares will pay the Distributor a monthly distribution fee at an annual rate of up to 0.25%, 0.10% and 0.55% of the average daily net assets of such class of shares, respectively, to compensate certain service organizations for providing distribution related services to the Trust. The Distributor has agreed to waive for at least one year the distribution fee on the Participant Class of the Government Securities Portfolio to the extent it exceeds 0.10% of the average daily net assets on an annualized basis. For the year ended October 31, 2021, this waiver amounted to approximately $16,066,000.

The Trust has also entered into a Shareholder Services Plan with respect to its Participant Class, Cash Management Class and Select Class shares pursuant to which each class of shares will pay the Distributor a monthly service fee at an annual rate of up to 0.25%, 0.05% and 0.25% of the average daily net assets of each such class of shares, respectively, to compensate service organizations for providing administrative services to shareholders. The Distributor has agreed to waive for at least one year the shareholder service fee on the Participant Class of the Government Securities Portfolio to the extent it exceeds 0.15% of the average daily net assets on an annualized basis. For the year ended October 31, 2021, this waiver amounted to approximately $10,710,000.

The Distributor has agreed to reduce its distribution fees to enable a Fund to maintain a minimum level of daily net investment income for any class of shares in a Fund. For the year ended October 31, 2021, the Government Securities Participant Class waiver amounted to approximately $26,777,000.

E. Dividend Disbursing and Transfer/Co-Transfer Agent: The Trust's Dividend Disbursing and Transfer Agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Trust pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Trust.

Morgan Stanley Services Company Inc. serves as Co-Transfer Agent and provides certain transfer agency services without compensation to the Trust with respect to certain direct transactions with the Trust.

2021 Annual Report

October 31, 2021

Notes to Financial Statements (cont'd)

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Trust in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Trust as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Federal Income Taxes: It is each Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

FASB ASC 740-10 "Income Taxes — Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statements of Operations. The Funds file tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended October 31, 2021 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2021 and 2020 was as follows:

	2021 Distributions Paid From:			2020 Distributions Paid From:
Fund	Ordinary Income (000)	Tax- Exempt Income (000)	Paid-in- Capital (000)	Ordinary Income (000)	Tax- Exempt Income (000)	Paid-in- Capital (000)
ESG Money Market	$2,152	$—	$—	$32,296	$—	$—
Prime	11,345	—	—	135,624	—	—
Government	32,498	—	—	412,036	—	—
Government Securities	1,162	—	—	17,213	—	—
Treasury	3,759	—	—	102,639	—	—
Treasury Securities	5,640	—	—	166,232	—	—
Tax-Exempt	—	28	—	13	3,150	20

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of distribution payable and/or deferred compensation.

Permanent differences are due to equalization debits. These resulted in the following reclassifications among the Funds' components of net assets at October 31, 2021:

Fund	Total Distributable Earnings (Accumulated Loss) (000)	Paid-in- Capital (000)
ESG Money Market	$(1,151)	$1,151
Prime	(5,921)	5,921
Government Securities	(893)	893

At October 31, 2021, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income (000)	Tax- Exempt Income (000)	Undistributed Long-term Capital Gain (000)
ESG Money Market	$412	$—	$—
Prime	1,995	—	—
Government	4,651	—	—
Government Securities	103	—	20
Treasury	1,325	—	—
Treasury Securities	1,375	—	—
Tax-Exempt	6	5	—

At October 31, 2021, the following Funds had available for federal income tax purposes unused short-term and/or long-term capital losses that do not have an expiration date:

Fund	Short-term Losses (No Expiration) (000)	Long-term Losses (No Expiration) (000)
ESG Money Market	$1,132	$—
Prime	16,519	—
Government	324	319
Treasury	746	—
Treasury Securities	505	—

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Funds for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

During the year ended October 31, 2021, the following Funds utilized capital loss carryforwards for U.S. federal income tax purposes of approximately:

Fund	Capital Loss Carryforward Utilized (000)
ESG Money Market	$235
Prime	590
Government	598
Treasury	823
Treasury Securities	672

H. Transactions with Affiliates: The Funds are permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts

2021 Annual Report

October 31, 2021

Notes to Financial Statements (cont'd)

for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Trustees in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended October 31, 2021, Tax-Exempt Portfolio engaged in cross-trade purchases of approximately $3,800,000 and sales of approximately $11,600,000, which resulted in no net realized gains or losses.

The Trust has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Funds.

I. Other: At October 31, 2021, certain Funds had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on these Funds. These Funds and the aggregate percentage of such owners were as follows:

Fund	Percentage of Ownership
ESG Money Market	52.6%
Prime	42.6
Government	44.2
Government Securities	90.6
Treasury	48.3
Treasury Securities	39.0
Tax-Exempt	84.1

J. Market Risk: Certain impacts to public health conditions particular to the coronavirus ("COVID-19") outbreak could impact the operations and financial performance of certain of the Fund's investments. The extent of the impact to the financial performance of the Fund's investments will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted. If the financial performance of the Fund's investments is impacted because of these factors for an extended period, the Fund's investment results may be adversely affected.

K. LIBOR Risk: The Fund's investments, payment obligations and financing terms may be based on floating rates, such as LIBOR, Euro Interbank Offered Rate and other similar types of reference rates (each, a "Reference Rate"). These Ref-

erence Rates are generally intended to represent the rate at which contributing banks may obtain short-term borrowings from each other within certain financial markets. On July 27, 2017, the Chief Executive of the UK Financial Conduct Authority ("FCA"), which regulates LIBOR, announced that the FCA will no longer persuade nor require banks to submit rates for the calculation of LIBOR and certain other Reference Rates after 2021. Such announcement indicates that the continuation of LIBOR and other Reference Rates on the current basis cannot and will not be guaranteed after the end of 2021. On March 5, 2021, the FCA announced that LIBOR will either cease to be provided by any administrator, or no longer be representative for many LIBOR settings after December 31, 2021, and for certain commonly-used tenors of U.S. dollar LIBOR after June 30, 2023. This announcement and any additional regulatory or market changes may have an adverse impact on the Fund or its investments.

In advance of 2022, regulators and market participants are currently engaged in identifying successor Reference Rates ("Alternative Reference Rates"). Additionally, prior to the end of 2021 (or a later date, if a particular Reference Rate is expected to continue beyond 2021), it is expected that market participants will focus on the transition mechanisms by which the Reference Rates in existing contracts or instruments may be amended, whether through marketwide protocols, fallback contractual provisions, bespoke negotiations or amendments or otherwise. Nonetheless, the termination of certain Reference Rates presents risks to the Fund. At this time, it is not possible to completely identify or predict the effect of any such changes, any establishment of Alternative Reference Rates or any other reforms to Reference Rates that may be enacted in the UK or elsewhere. The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of Reference Rates could have an adverse impact on the market for or value of any securities or payments linked to those Reference Rates and other financial obligations held by the Fund or on its overall financial condition or results of operations.

2021 Annual Report

October 31, 2021

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Institutional Liquidity Funds:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Morgan Stanley Institutional Liquidity Funds (the "Trust") (comprising, ESG Money Market Portfolio, Prime Portfolio, Government Portfolio, Government Securities Portfolio, Treasury Portfolio, Treasury Securities Portfolio, and Tax-Exempt Portfolio) (collectively referred to as the "Funds"), including the portfolios of investments, as of October 31, 2021, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising Morgan Stanley Institutional Liquidity Funds at October 31, 2021, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.

Boston, Massachusetts
December 23, 2021

2021 Annual Report

October 31, 2021

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Administrator under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Funds. (The Adviser and Administrator together are referred to as the "Adviser" and the advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as prepared by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Funds. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Funds and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Funds

The Board reviewed the performance, fees and expenses of the Funds compared to their peers, as prepared by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Funds. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2020, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel.

Performance

The Board noted that the performances of the ESG Money Market, Prime, Government, Government Securities, Tax-Exempt, Treasury and Treasury Securities Portfolios were better than their peer group averages for the one-, three- and five-year periods.

Performance Conclusions

With respect to all of the Funds, after discussion, the Board concluded that performance was competitive with their peer group averages.

Fees and Expenses

The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for the Funds relative to comparable funds and/or other accounts advised by the Adviser and/or compared to their peers as prepared by Broadridge. In addition to the management fee, the Board also reviewed the Funds' total expense ratios. When a fund's management fee and/or its total expense ratio are higher than its peers, the Board and the Adviser discuss the reasons for this and, where appropriate, they discuss possible waivers and/or caps.

The Board noted that, for the ESG Money Market Portfolio, the contractual management fee was higher than but close to its peer group average and the actual management fee and total expense ratio were lower than its peer group averages.

The Board noted that, for the Prime Portfolio, the contractual management fee was higher than but close to its peer group average and the actual management fee and total expense ratio were lower than its peer group averages.

The Board noted that, for the Government Portfolio, the management fee was higher than but close to its peer group average and the total expense ratio was lower than its peer group average.

2021 Annual Report

October 31, 2021

Investment Advisory Agreement Approval (unaudited) (cont'd)

The Board noted that, for the Government Securities Portfolio, the management fee and total expense ratio were higher than but close to its peer group averages.

The Board noted that, for the Tax-Exempt Portfolio, the contractual management fee was higher than but close to its peer group average and the actual management fee and total expense ratio were lower than its peer group averages.

The Board noted that, for the Treasury Portfolio, the actual management fee was higher than its peer group averages and the contractual management fee and the total expense ratio were higher than but close to its peer group averages.

The Board noted that, for the Treasury Securities Portfolio, the management fee was higher than its peer group average and the total expense ratio was higher than but close to its peer group averages.

Fee and Expense Conclusion

With respect to the Treasury and Treasury Securities Portfolios, after discussion, the Board concluded that the management fees were acceptable and the total expense ratios were competitive with their peer group averages.

With respect to the ESG Money Market, Government, Government Securities, Prime, and Tax-Exempt Portfolios, after discussion, the Board concluded that the management fees and total expense ratios were competitive with their peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Funds and how that relates to the Funds' total expense ratios and particularly the Funds' management fee rates (which for all the Funds do not include breakpoints). In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Funds and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and/or potential economies of scale of each Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Funds and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Funds and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Funds and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Funds and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Funds' operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Funds to continue their relationship with the Adviser.

2021 Annual Report

October 31, 2021

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Funds' Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Funds' business.

As part of the Board's review, the Board received information from management on the impact of the COVID-19 pandemic on the firm generally and the Adviser and the Funds in particular including, among other information, the pandemic's current and expected impact on the Funds' performance and operations.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of each Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

2021 Annual Report

October 31, 2021

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by each applicable Fund during the taxable year ended October 31, 2021.

Each of the applicable Funds designated the following percentages of its income dividends as tax-exempt dividends:

Fund	Tax-Exempt Percentage
Tax-Exempt	99.49%

At October 31, 2021, the following Funds designated some of its distributions paid as business interest income:

Fund	Business Interest Income (000)
ESG Money Market	$108
Government	3,002
Treasury	1,128
Treasury Securities	1,070

For federal income tax purposes, the following information is furnished with respect to the earnings of each applicable Fund for the taxable year ended October 31, 2021.

Each of the applicable Funds may designate up to a maximum of the following amounts as qualifying as interest-related dividends and short-term capital gain dividends:

Fund	Interest Related Dividends	Short-Term Capital Gain Dividends
ESG Money Market	$2,152,440	$—
Prime	11,344,957	—
Government	32,497,813	—
Government Securities	1,161,465	—
Treasury	3,758,315	—
Treasury Securities	5,639,599	—
Tax-Exempt	28,884	—

In January, each applicable Fund provides tax information to shareholders for the preceding calendar year.

2021 Annual Report

October 31, 2021

U.S. Customer Privacy Notice (unaudited)  April 2021

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◼ Social Security number and income
◼ investment experience and risk tolerance
◼ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our investment management affiliates' everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

2021 Annual Report

October 31, 2021

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

To limit our sharing  Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.

Questions?  Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

Who we are
Who is providing this notice?	Morgan Stanley Investment Management Inc. and its investment management affiliates ("MSIM") (see Investment Management Affiliates definition below)
What we do
How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
◼ open an account or make deposits or withdrawals from your account
◼ buy securities from us or make a wire transfer
◼ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
◼ sharing for affiliates' everyday business purposes — information about your creditworthiness
◼ affiliates from using your information to market to you
◼ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

2021 Annual Report

October 31, 2021

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

Definitions
Investment Management Affiliates

MSIM Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds in the Investment Management Division. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
◼ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ◼ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ◼ MSIM doesn't jointly market
Other Important Information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

2021 Annual Report

October 31, 2021

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee During Past 5 Years***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Merite by the French Government; elected to the National Academy of Engineering (2009).

				86

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Trustee	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	86	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Trustee	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	87

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

2021 Annual Report

October 31, 2021

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee During Past 5 Years***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Trustee	Since January 2015	Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	87

Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee; Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	86	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Trustee	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust (1982-1999).	87	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

2021 Annual Report

October 31, 2021

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee During Past 5 Years***
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Trustee	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				86	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Trustee	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	87	None
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Trustee	Chair of the Board since August 2020 and Trustee since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	86	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2020) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

2021 Annual Report

October 31, 2021

Trustee and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Public Markets Product Development (since 2006).

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2020).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Co-Transfer Agent

Morgan Stanley Services Company, Inc.
522 Fifth Avenue
New York, New York 10036

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/liquidityshareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. However, the holdings for each money market fund are posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

The Trust's Statement of Additional Information contains additional information about the Trust, including its Trustees. It is available, without charge, by calling toll free at 1 (888) 378-1630.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Trust's Proxy Voting Policy and Procedures and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (888) 378-1630 or by visiting our website at www.morganstanley.com/im/liquidityshareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Liquidity Funds, which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/liquidityshareholderreports or call toll free 1 (888) 378-1630.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (888)-378-1630, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2021 Morgan Stanley. Morgan Stanley Distribution, Inc.

MSILFANN
3894059 EXP 12.31.22

Item 2. Code of Ethics.

(a)       The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)       No information need be disclosed pursuant to this paragraph.

(c)       Not applicable.

(d)       Not applicable.

(e)       Not applicable.

(f)

(1)       The registrant’s Code of Ethics is attached hereto as Exhibit 13 A.

(2)       Not applicable.

(3)       Not applicable.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert" serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g). Based on fees billed for the periods shown:

2021

	Registrant		Covered Entities(1)
Audit Fees	$244,342		N/A

Non-Audit Fees
Audit-Related Fees	$—	(2)	$—	(2)
Tax Fees	$—	(3)	$—	(4)
All Other Fees	$—		$25,983,885	(5)
Total Non-Audit Fees	$—		$25,983,885

Total	$244,342		$25,983,885

2020

	Registrant		Covered Entities(1)
Audit Fees	$238,147		N/A

Non-Audit Fees
Audit-Related Fees	$—	(2)	$—	(2)
Tax Fees	$—	(3)	$306,320	(4)
All Other Fees	$—		$30,000	(5)
Total Non-Audit Fees	$—		$336,320

Total	$238,147		$336,320

N/A- Not applicable, as not required by Item 4.

(1) Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)	Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities' and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3) Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4) Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities' tax returns.

(5) The fees included under “All Other Fees” are for services provided by Ernst & Young LLP related to surprise examinations for certain investment accounts to satisfy SEC Custody Rules and consulting services related to merger integration for sister entity to the Adviser.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004 AND JUNE 12 AND 13, 20193

1.	Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor. The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

3        This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

2.	Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.	Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix A. All other Audit services not listed in Appendix A must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.	Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-CEN and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix A. All other Audit-related services not listed in Appendix A must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.	Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix A. All Tax services in Appendix A must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.	All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix A. Permissible All Other services not listed in Appendix A must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.	Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.	Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Principal Financial and Accounting Officer and must include a detailed description of the services to be rendered. The Fund’s Principal Financial and Accounting Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee or Chairperson of the Audit Committee will be submitted to the Audit Committee by the Fund's Principal Financial and Accounting Officer, who, after consultation with the Independent Auditors, will discuss whether, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Principal Financial and Accounting Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund’s Principal Financial and Accounting Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Fund’s Principal Financial and Accounting Officer and management will immediately report to the Chairperson of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Principal Financial and Accounting Officer or any member of management.

9.	Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with the PCAOB’s Ethics and Independence Rule 3526, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.	Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:

Morgan Stanley Funds

Morgan Stanley & Co. LLC

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley Services Company, Inc.

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

Morgan Stanley Smith Barney LLC

Morgan Stanley Capital Management LLC

Morgan Stanley Asia Limited

Morgan Stanley Services Group

(e)(2) Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f) Not applicable.

(g) See table above.

(h) The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors' independence in performing audit services.

APPENDIX A

Pre-Approved Audit Services

Service	Range of Fees
	The Fund(s)	Covered Entities
Statutory audits or financial audits for the Funds	For a complete list of fees, please contact the legal department **	N/A

Services associated with SEC registration statements (including new fund filings/seed audits), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end fund offerings, consents), and assistance in responding to SEC comment letters

	*	*

Consultations by the Fund’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard setting bodies (Note: Under SEC rules, some consultations may be “audit related” services rather than “audit” services)

	*	*

Pre-Approved Audit-Related Services

Service	Range of Fees
	The Fund(s)	Covered Entities
Attest procedures not required by statute or regulation	*	*
Due diligence services pertaining to potential fund mergers	*	*

Consultations by the Fund’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be “audit” services rather than “audit-related” services)

	*	*
General assistance with implementation of the requirements of SEC rules or listing standards promulgated pursuant to the Sarbanes-Oxley Act	*	*

Pre-Approved Tax Services

Service	Range of Fees
	The Fund(s)	Covered Entities
U.S. federal, state and local tax planning and advice	*	*
U.S. federal, state and local tax compliance	*	*
International tax planning and advice	*	*
International tax compliance	*	*
Review/preparation of federal, state, local and international income, franchise, and other tax returns	$450,000 PwC	N/A
Identification of Passive Foreign Investment Companies	$150,000 PwC	*
PwC ITV Tool – assist in determining which Fund holdings have foreign capital gains tax exposure	$125,000 PwC	*
Foreign Tax Services - Preparation of local foreign tax returns and assistance with local tax compliance issues (including maintenance of transaction schedules, assistance in periodic tax remittances, tax registration, representing funds before foreign revenue authorities and assistance with assessment orders)	$500,000 PwC	*
Assistance with tax audits and appeals before the IRS and similar state, local and foreign agencies	*	*
Tax advice and assistance regarding statutory, regulatory or administrative developments (e.g., excise tax reviews, evaluation of Fund’s tax compliance function)	*	*

Pre-Approved All Other Services

Service	Range of Fees
	The Fund(s)	Covered Entities
Risk management advisory services, e.g., assessment and testing of security infrastructure controls	*	*

*Aggregate fees related to the pre-approved services will be limited to 10% of the 2021/2022 annual fees for audit and tax services (see fee schedule distributed by the Auditors).

** Audit and tax services for new funds/portfolios will be subject to the maximum audit and tax fee for a fund/portfolio on fee schedule distributed by the Auditors.

Prohibited Non-Audit Services

●	Bookkeeping or other services related to the accounting records or financial statements of the audit client
●	Financial information systems design and implementation
●	Appraisal or valuation services, fairness opinions or contribution-in-kind reports
●	Actuarial services
●	Internal audit outsourcing services
●	Management functions
●	Human resources
●	Broker-dealer, investment adviser or investment banking services
●	Legal services
●	Expert services unrelated to the audit

Item 5. Audit Committee of Listed Registrants.

(a) The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:

Joseph J. Kearns, Jakki L. Haussler, Michael F. Klein and W. Allen Reed.

(b) Not applicable.

Item 6. Schedule of Investments

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable only to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominee to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

Item 11. Controls and Procedures

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed End Management Investment Companies.

Not Applicable

Item 13. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as part of EX-99.CERT.

(c) Section 906 Certification

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Institutional Liquidity Funds

/s/ John H. Gernon

John H. Gernon

Principal Executive Officer

December 16, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Gernon

John H. Gernon

Principal Executive Officer

December 16, 2021

/s/ Francis J. Smith

Francis J. Smith

Principal Financial Officer

December 16, 2021